MESSAGE FROM NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

--------------------------------------------------------------------------------

Dear Policyowner:

We're pleased to present the June 30, 2008 unaudited Semi-Annual Report for your New York Life Insurance and Annuity Corporation variable annuity and/or variable universal life policy.

This report contains performance information, financial statements, notes and highlights, and other pertinent data for each of the Investment Divisions available under your policy. In addition, some of the portfolio managers provide a discussion of their portfolio's performance. Policyowners of NYLIAC Facilitator Multi-Funded Variable Annuity (MFA) policies should refer to page 3 and policyowners of NYLIAC Variable Life Insurance (VLI) policies should refer to page 20 for their respective financial statements.

We encourage you to take the time to review this information and evaluate the plans you have in place. Now would also be a good time to get in touch with your Registered Representative. He or she is a trained professional who can help you devise a strategy to meet your financial objectives.

Even in difficult economic times we want to assure you of our commitment to helping you plan for your financial goals. We appreciate the trust you have placed with our company, and we will continue to evaluate our products and services in order to keep them responsive to your financial needs and the changing times.

August 2008

                       This page intentionally left blank

                                                   NYLIAC MFA SEPARATE ACCOUNT-I
                                                          TAX-QUALIFIED POLICIES
STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2008
(Unaudited)



                                     COMMON STOCK                            BOND                            MONEY MARKET
                                      INVESTMENT                          INVESTMENT                          INVESTMENT
                                       DIVISIONS                           DIVISIONS                           DIVISIONS
                           --------------------------------    --------------------------------    --------------------------------
                               SINGLE           FLEXIBLE           SINGLE           FLEXIBLE           SINGLE           FLEXIBLE
                               PREMIUM           PREMIUM           PREMIUM           PREMIUM           PREMIUM           PREMIUM
                              POLICIES          POLICIES          POLICIES          POLICIES          POLICIES          POLICIES
                           --------------------------------------------------------------------------------------------------------

ASSETS:
  Investments in the
     Mainstay VP
     Series Fund, Inc.,
     at net asset
     value..............     $31,555,415       $83,481,094       $9,881,412        $24,270,683       $1,353,804        $2,398,908
  Dividends due and
     accrued............              --                --               --                 --            2,123             3,718
     Net receivable from
       (payable to) New
       York Life
       Insurance and
       Annuity
       Corporation......         (21,050)          (90,986)            (135)          (143,375)              --               (69)

LIABILITIES:
  Liability to New York
     Life Insurance and
     Annuity Corporation
     for:
     Mortality and
       expense risk
       charges..........         105,032           276,625           30,838             75,957            4,273             7,532
     Administrative
       charges..........              --           110,650               --             30,383               --             3,013
                             -----------       -----------       ----------        -----------       ----------        ----------
          Total net
            assets......     $31,429,333       $83,002,833       $9,850,439        $24,020,968       $1,351,654        $2,392,012
                             ===========       ===========       ==========        ===========       ==========        ==========

TOTAL NET ASSETS
  REPRESENTED BY:
  Net Assets of
     Policyowners.......     $31,429,333       $83,002,833       $9,850,439        $24,020,968       $1,351,654        $2,392,012
                             ===========       ===========       ==========        ===========       ==========        ==========
     Variable
       accumulation unit
       value............     $     73.13       $     64.69       $    47.78        $     42.27       $    25.13        $    22.23
                             ===========       ===========       ==========        ===========       ==========        ==========

Identified Cost of
  Investment............     $37,229,931       $93,668,931       $9,281,537        $22,733,540       $1,353,728        $2,398,750
                             ===========       ===========       ==========        ===========       ==========        ==========




STATEMENT OF OPERATIONS
For the six months ended June 30, 2008
(Unaudited)



                                     COMMON STOCK                            BOND                            MONEY MARKET
                                      INVESTMENT                          INVESTMENT                          INVESTMENT
                                       DIVISIONS                           DIVISIONS                           DIVISIONS
                           --------------------------------    --------------------------------    --------------------------------
                               SINGLE           FLEXIBLE           SINGLE           FLEXIBLE           SINGLE           FLEXIBLE
                               PREMIUM           PREMIUM           PREMIUM           PREMIUM           PREMIUM           PREMIUM
                              POLICIES          POLICIES          POLICIES          POLICIES          POLICIES          POLICIES
                           --------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
  (LOSS):
  Dividend income.......     $        --      $         --        $      --        $        --        $ 19,321          $  35,621
  Mortality and expense
     risk charges.......        (211,988)         (557,777)         (63,783)          (157,224)         (8,470)           (15,447)
  Administrative
     charges............              --          (223,111)              --            (62,890)             --             (6,179)
                             -----------      ------------        ---------        -----------        --------          ---------
       Net investment
          income
          (loss)........        (211,988)         (780,888)         (63,783)          (220,114)         10,851             13,995
                             -----------      ------------        ---------        -----------        --------          ---------

REALIZED AND UNREALIZED
  GAIN (LOSS):
  Proceeds from sale of
     investments........       2,771,374         6,696,174          783,144          1,875,189          85,635            387,350
  Cost of investments
     sold...............      (3,098,398)       (6,049,804)        (681,386)        (1,748,404)        (85,638)          (387,349)
                             -----------      ------------        ---------        -----------        --------          ---------
       Net realized gain
          (loss) on
          investments...        (327,024)          646,370          101,758            126,785              (3)                 1
  Realized gain
     distribution
     received...........              --                --               --                 --              --                 --
  Change in unrealized
     appreciation
     (depreciation) on
     investments........      (3,607,202)      (11,004,028)         (51,993)            (5,603)            105                198
                             -----------      ------------        ---------        -----------        --------          ---------
       Net gain (loss)
          on
          investments...      (3,934,226)      (10,357,658)          49,765            121,182             102                199
                             -----------      ------------        ---------        -----------        --------          ---------
          Net increase
            (decrease)
            in net
            assets
            resulting
            from
            operations..     $(4,146,214)     $(11,138,546)       $ (14,018)       $   (98,932)       $ 10,953          $  14,194
                             ===========      ============        =========        ===========        ========          =========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 2008
and the year ended December 31, 2007
(Unaudited)



                                                                                           COMMON STOCK
                                                                                       INVESTMENT DIVISIONS
                                                               --------------------------------------------------------------------
                                                                        SINGLE PREMIUM                     FLEXIBLE PREMIUM
                                                                           POLICIES                            POLICIES
                                                               --------------------------------    --------------------------------
                                                                    2008              2007              2008              2007
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................     $  (211,988)      $   (22,239)     $   (780,888)     $   (597,521)
     Net realized gain (loss) on investments................        (327,024)          496,448           646,370         3,741,846
     Realized gain distribution received....................              --         2,931,680                --         7,716,168
     Change in unrealized appreciation (depreciation) on
       investments..........................................      (3,607,202)       (1,759,417)      (11,004,028)       (7,064,184)
                                                                 -----------       -----------      ------------      ------------
       Net increase (decrease) in net assets resulting from
          operations........................................      (4,146,214)        1,646,472       (11,138,546)        3,796,309
                                                                 -----------       -----------      ------------      ------------
  Contributions and (withdrawals):
     Payments received from policyowners....................          63,458            98,434           543,534         1,071,464
     Policyowners' surrenders...............................      (1,859,797)       (5,735,664)       (4,837,761)      (14,570,407)
     Policyowners' annuity and death benefits...............        (176,730)         (390,523)         (326,207)         (944,407)
     Net transfers from (to) Fixed Account..................        (502,118)         (461,700)         (981,969)         (358,987)
     Transfers between Investment Divisions.................          (4,190)          (35,565)         (298,260)         (218,680)
                                                                 -----------       -----------      ------------      ------------
       Net contributions and (withdrawals)..................      (2,479,377)       (6,525,018)       (5,900,663)      (15,021,017)
                                                                 -----------       -----------      ------------      ------------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................          14,594            (5,904)           53,801           (21,568)
                                                                 -----------       -----------      ------------      ------------
          Increase (decrease) in net assets.................      (6,610,997)       (4,884,450)      (16,985,408)      (11,246,276)

NET ASSETS:
     Beginning of period....................................      38,040,330        42,924,780        99,988,241       111,234,517
                                                                 -----------       -----------      ------------      ------------
     End of period..........................................     $31,429,333       $38,040,330      $ 83,002,833      $ 99,988,241
                                                                 ===========       ===========      ============      ============





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC MFA SEPARATE ACCOUNT-I
                                                          TAX-QUALIFIED POLICIES




                           BOND INVESTMENT                                               MONEY MARKET
                              DIVISIONS                                              INVESTMENT DIVISIONS
     ----------------------------------------------------------- -----------------------------------------------------------
             SINGLE PREMIUM               FLEXIBLE PREMIUM               SINGLE PREMIUM               FLEXIBLE PREMIUM
                POLICIES                      POLICIES                      POLICIES                      POLICIES
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2008           2007           2008           2007           2008           2007           2008           2007
     -----------------------------------------------------------------------------------------------------------------------



       $   (63,783)   $   247,571    $  (220,114)   $   474,604    $   10,851     $   45,105     $   13,995     $   72,866
           101,758        116,474        126,785        235,092            (3)           (12)             1            (21)
                --             --             --             --            --             --             --             --

           (51,993)       180,430         (5,603)       493,515           105             18            198             33
       -----------    -----------    -----------    -----------    ----------     ----------     ----------     ----------

           (14,018)       544,475        (98,932)     1,203,211        10,953         45,111         14,194         72,878
       -----------    -----------    -----------    -----------    ----------     ----------     ----------     ----------

            39,429         62,783        197,748        283,126        10,471         89,325         39,537         59,287
          (551,590)    (1,447,689)    (1,708,097)    (3,467,584)      (81,389)       (56,777)      (315,929)      (197,470)
          (106,250)       (15,809)       (64,256)      (163,508)           --             --             --        (14,382)
           (19,630)       (18,108)      (172,145)       (90,904)       57,105        (25,109)       (47,188)        12,734
             1,302         10,533        105,082        (33,791)        2,792         26,226        193,539        252,536
       -----------    -----------    -----------    -----------    ----------     ----------     ----------     ----------
          (636,739)    (1,408,290)    (1,641,668)    (3,472,661)      (11,021)        33,665       (130,041)       112,705
       -----------    -----------    -----------    -----------    ----------     ----------     ----------     ----------


              (305)        (1,615)        (1,042)        (5,578)          (48)          (153)          (126)          (402)
       -----------    -----------    -----------    -----------    ----------     ----------     ----------     ----------
          (651,062)      (865,430)    (1,741,642)    (2,275,028)         (116)        78,623       (115,973)       185,181


        10,501,501     11,366,931     25,762,610     28,037,638     1,351,770      1,273,147      2,507,985      2,322,804
       -----------    -----------    -----------    -----------    ----------     ----------     ----------     ----------
       $ 9,850,439    $10,501,501    $24,020,968    $25,762,610    $1,351,654     $1,351,770     $2,392,012     $2,507,985
       ===========    ===========    ===========    ===========    ==========     ==========     ==========     ==========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (This page intentionally left blank)

                                                  NYLIAC MFA SEPARATE ACCOUNT-II
                                                          NON-QUALIFIED POLICIES
STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2008
(Unaudited)



                                   COMMON STOCK                        BOND                        MONEY MARKET
                                    INVESTMENT                      INVESTMENT                      INVESTMENT
                                     DIVISIONS                       DIVISIONS                       DIVISIONS
                           ----------------------------    ----------------------------    ----------------------------
                              SINGLE         FLEXIBLE         SINGLE         FLEXIBLE         SINGLE         FLEXIBLE
                              PREMIUM         PREMIUM         PREMIUM         PREMIUM         PREMIUM         PREMIUM
                             POLICIES        POLICIES        POLICIES        POLICIES        POLICIES        POLICIES
                           --------------------------------------------------------------------------------------------

ASSETS:
  Investments in the
     Mainstay VP Series
     Fund, Inc., at net
     asset value........    $43,737,997     $9,042,324      $17,288,283     $2,901,160      $1,519,036       $383,798
  Dividends due and
     accrued............             --             --               --             --           2,369            595
  Net receivable from
     (payable to) New
     York Life Insurance
     and Annuity
     Corporation........         (1,050)           121             (500)           119              --            (11)

LIABILITIES:
  Liability to New York
     Life Insurance and
     Annuity Corporation
     for:
     Mortality and
       expense risk
       charges..........        144,973         30,140           53,810          9,067           4,811          1,205
     Administrative
       charges..........             --         12,056               --          3,627              --            482
                            -----------     ----------      -----------     ----------      ----------       --------
       Total net
          assets........    $43,591,974     $9,000,249      $17,233,973     $2,888,585      $1,516,594       $382,695
                            ===========     ==========      ===========     ==========      ==========       ========

TOTAL NET ASSETS
  REPRESENTED BY:
  Net Assets of
     Policyowners.......    $43,591,974     $9,000,249      $17,233,973     $2,888,585      $1,516,594       $382,695
                            ===========     ==========      ===========     ==========      ==========       ========
     Variable
       accumulation unit
       value............    $     73.13     $    64.69      $     47.96     $    42.33      $    25.13       $  22.23
                            ===========     ==========      ===========     ==========      ==========       ========

Identified Cost of
  Investment............    $51,315,683     $9,879,705      $16,360,654     $2,734,026      $1,518,967       $383,775
                            ===========     ==========      ===========     ==========      ==========       ========




STATEMENT OF OPERATIONS
For the six months ended June 30, 2008
(Unaudited)



                                   COMMON STOCK                        BOND                        MONEY MARKET
                                    INVESTMENT                      INVESTMENT                      INVESTMENT
                                     DIVISIONS                       DIVISIONS                       DIVISIONS
                           ----------------------------    ----------------------------    ----------------------------
                              SINGLE         FLEXIBLE         SINGLE         FLEXIBLE         SINGLE         FLEXIBLE
                              PREMIUM         PREMIUM         PREMIUM         PREMIUM         PREMIUM         PREMIUM
                             POLICIES        POLICIES        POLICIES        POLICIES        POLICIES        POLICIES
                           --------------------------------------------------------------------------------------------

INVESTMENT INCOME
  (LOSS):
  Dividend income.......    $        --     $        --     $       --       $      --       $  22,229       $  5,050
  Mortality and expense
     risk charges.......       (291,943)        (60,810)      (110,827)        (18,748)         (9,688)        (2,256)
  Administrative
     charges............             --         (24,324)            --          (7,499)             --           (902)
                            -----------     -----------     ----------       ---------       ---------       --------
       Net investment
          income
          (loss)........       (291,943)        (85,134)      (110,827)        (26,247)         12,541          1,892
                            -----------     -----------     ----------       ---------       ---------       --------

REALIZED AND UNREALIZED
  GAIN (LOSS):
  Proceeds from sale of
     investments........      3,986,907         857,689      1,082,971         287,476         217,432         12,999
  Cost of investments
     sold...............     (4,312,629)     (1,025,144)      (941,529)       (273,132)       (217,443)       (12,998)
                            -----------     -----------     ----------       ---------       ---------       --------
       Net realized gain
          (loss) on
          investments...       (325,722)       (167,455)       141,442          14,344             (11)             1
  Realized gain
     distribution
     received...........             --              --             --              --              --             --
  Change in unrealized
     appreciation
     (depreciation) on
     investments........     (5,089,834)       (953,927)       (57,030)            675             125             23
                            -----------     -----------     ----------       ---------       ---------       --------
       Net gain (loss)
          on
          investments...     (5,415,556)     (1,121,382)        84,412          15,019             114             24
                            -----------     -----------     ----------       ---------       ---------       --------
       Net increase
          (decrease) in
          net assets
          resulting from
          operations....    $(5,707,499)    $(1,206,516)    $  (26,415)      $ (11,228)      $  12,655       $  1,916
                            ===========     ===========     ==========       =========       =========       ========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 2008
and the year ended December 31, 2007
(Unaudited)






                                                                                       COMMON STOCK
                                                                                   INVESTMENT DIVISIONS
                                                               ------------------------------------------------------------
                                                                      SINGLE PREMIUM                 FLEXIBLE PREMIUM
                                                                         POLICIES                        POLICIES
                                                               ----------------------------    ----------------------------
                                                                   2008            2007            2008            2007
                                                               ------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................    $  (291,943)    $   (25,157)    $   (85,134)    $   (67,844)
     Net realized gain (loss) on investments................       (325,722)        598,121        (167,455)        166,877
     Realized gain distribution received....................             --       4,036,009              --         827,375
     Change in unrealized appreciation (depreciation) on
       investments..........................................     (5,089,834)     (2,376,161)       (953,927)       (516,009)
                                                                -----------     -----------     -----------     -----------
       Net increase (decrease) in net assets resulting from
          operations........................................     (5,707,499)      2,232,812      (1,206,516)        410,399
                                                                -----------     -----------     -----------     -----------
  Contributions and (withdrawals):
     Payments received from policyowners....................             --          16,250          34,229          72,448
     Policyowners' surrenders...............................     (2,144,341)     (5,659,003)       (293,817)     (1,284,502)
     Policyowners' annuity and death benefits...............       (299,759)     (1,115,820)       (166,533)       (271,411)
     Net transfers from (to) Fixed Account..................       (773,295)        (16,079)       (190,098)        (41,463)
     Transfers between Investment Divisions.................          1,255        (358,799)       (119,674)       (250,685)
                                                                -----------     -----------     -----------     -----------
       Net contributions and (withdrawals)..................     (3,216,140)     (7,133,451)       (735,893)     (1,775,613)
                                                                -----------     -----------     -----------     -----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................         20,102          (7,941)          5,819          (2,360)
                                                                -----------     -----------     -----------     -----------
          Increase (decrease) in net assets.................     (8,903,537)     (4,908,580)     (1,936,590)     (1,367,574)
NET ASSETS:
     Beginning of period....................................     52,495,511      57,404,091      10,936,839      12,304,413
                                                                -----------     -----------     -----------     -----------
     End of period..........................................    $43,591,974     $52,495,511     $ 9,000,249     $10,936,839
                                                                ===========     ===========     ===========     ===========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                  NYLIAC MFA SEPARATE ACCOUNT-II
                                                          NON-QUALIFIED POLICIES









                       BOND INVESTMENT                                       MONEY MARKET
                          DIVISIONS                                      INVESTMENT DIVISIONS
     --------------------------------------------------- ---------------------------------------------------
           SINGLE PREMIUM           FLEXIBLE PREMIUM           SINGLE PREMIUM           FLEXIBLE PREMIUM
              POLICIES                  POLICIES                  POLICIES                  POLICIES
     ------------------------- ------------------------- ------------------------- -------------------------
         2008         2007         2008         2007         2008         2007         2008         2007
     -------------------------------------------------------------------------------------------------------



      $  (110,827) $   444,717  $  (26,247)  $   57,216   $   12,541   $   55,510    $  1,892     $  12,546
          141,442      309,143      14,344       14,045          (11)         (13)          1            (3)
               --           --          --           --           --           --          --            --

          (57,030)     200,267         675       69,943          125           20          23             5
      -----------  -----------  ----------   ----------   ----------   ----------    --------     ---------

          (26,415)     954,127     (11,228)     141,204       12,655       55,517       1,916        12,548
      -----------  -----------  ----------   ----------   ----------   ----------    --------     ---------

           10,002        3,750      14,096       26,225           --           --         550         3,618
         (680,087)  (2,172,312)   (194,447)    (139,526)    (177,318)    (147,946)     (8,276)     (212,207)
         (136,454)    (399,778)    (46,356)     (57,134)     (29,809)      (9,774)     (1,483)       (4,664)
           82,276      (28,330)    (18,359)     (19,576)          --       (9,655)         --            --
          (35,168)      68,169      42,899        8,145       33,913      290,630      77,414       242,540
      -----------  -----------  ----------   ----------   ----------   ----------    --------     ---------
         (759,431)  (2,528,501)   (202,167)    (181,866)    (173,214)     123,255      68,205        29,287
      -----------  -----------  ----------   ----------   ----------   ----------    --------     ---------


             (545)      (2,849)       (123)        (650)         (57)        (186)        (17)          (69)
      -----------  -----------  ----------   ----------   ----------   ----------    --------     ---------
         (786,391)  (1,577,223)   (213,518)     (41,312)    (160,616)     178,586      70,104        41,766


       18,020,364   19,597,587   3,102,103    3,143,415    1,677,210    1,498,624     312,591       270,825
      -----------  -----------  ----------   ----------   ----------   ----------    --------     ---------
      $17,233,973  $18,020,364  $2,888,585   $3,102,103   $1,516,594   $1,677,210    $382,695     $ 312,591
      ===========  ===========  ==========   ==========   ==========   ==========    ========     =========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--Organization and Accounting Policies:

--------------------------------------------------------------------------------

NYLIAC MFA Separate Account-I ("Separate Account-I") and NYLIAC MFA Separate Account-II ("Separate Account-II") were established on May 27, 1983, under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. These accounts were established to receive and invest net premium payments under Tax Qualified Multi-Funded Retirement Annuity Policies ("Separate Account-I") and Non-Qualified Multi-Funded Retirement Annuity Policies ("Separate Account-II") issued by NYLIAC. Effective December 19, 1994, sales of all such policies were discontinued.

     Separate Account-I and Separate Account-II are registered under the Investment Company Act of 1940, as amended, as unit investment trusts. The assets of Separate Account-I and Separate Account-II, which are all in the accumulation phase, are invested exclusively in shares of eligible portfolios of the MainStay VP Series Fund, Inc., a diversified open-end management investment company, and are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account represents the general assets of NYLIAC. NYLIAC's Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

     New York Life Investment Management LLC ("NYLIM") is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings") and provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. NYLIM Holdings is a wholly-owned subsidiary of New York Life Insurance Company. NYLIM retains several sub-advisers, including MacKay Shields LLC, a wholly-owned subsidiary of NYLIM Holdings, to provide investment advisory services to certain portfolios of the MainStay VP Series Fund, Inc.

     There are six Investment Divisions within both Separate Account-I and Separate Account-II, three of which invest Single Premium Policy net premium payments and three of which invest Flexible Premium Policy net premium payments. The Common Stock Investment Divisions invest in the MainStay VP Common Stock Portfolio-Initial Class, the Bond Investment Divisions invest in the MainStay VP Bond Portfolio-Initial Class, and the Money Market Investment Divisions invest in the MainStay VP Cash Management Portfolio. Net premium payments received are allocated to the Investment Divisions of Separate Account-I or Separate Account-II according to policyowner instructions. In addition, the policyowner has the option to transfer amounts between the Investment Divisions of Separate Account-I or Separate Account-II and the Fixed Account of NYLIAC.

     No Federal income tax is payable on investment income or capital gains of Separate Account-I or Separate Account-II under current Federal income tax law.

     Security Valuation--The investment in the MainStay VP Series Fund, Inc. is valued at the net asset value of shares of the respective fund portfolios.

     Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

     Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

     The amounts shown as net receivable from (payable to) NYLIAC on the Statement of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the policyowners' instructions, on the first business day subsequent to the close of the period presented.

     In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value,

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II
                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES




--------------------------------------------------------------------------------


establishes a consistent framework for measuring fair value, establishes a three-level fair value hierarchy based on the observability of inputs used to measure fair value, and requires enhanced disclosures about fair value measurements. The Company adopted SFAS 157 on January 1, 2008 and applied the provisions prospectively to financial assets that are required to be measured at fair value under existing U.S. GAAP. The adoption resulted in additional disclosures as required by the pronouncement but no change in our fair value calculation methodologies. Accordingly, the adoption had no impact on our financial condition or results of operations.

     SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. SFAS 157 also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

     Level 1--Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

     Level 2--Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data for substantially the full term of the asset.

     Level 3--Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

     The fair values of all the investments in the respective Fund Portfolios listed above, are at net asset values and the investments are considered actively traded and fall within Level 1.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.



--------------------------------------------------------------------------------
NOTE 2--Investments (in 000's):

--------------------------------------------------------------------------------

At June 30, 2008, the investment in the MainStay VP Series Fund, Inc. by the respective Investment Divisions of Separate Account-I and Separate Account-II is as follows:


                                        COMMON STOCK              BOND              MONEY MARKET
                                         INVESTMENT            INVESTMENT            INVESTMENT
                                         DIVISIONS             DIVISIONS             DIVISIONS
                                    -------------------   -------------------   -------------------
                                     SINGLE    FLEXIBLE    SINGLE    FLEXIBLE    SINGLE    FLEXIBLE
                                     PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM
                                    POLICIES   POLICIES   POLICIES   POLICIES   POLICIES   POLICIES
                                    ---------------------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED
  POLICIES)

Number of shares..................     1,495      3,955        705      1,731     1,354      2,399
Identified cost...................   $37,230    $93,669    $ 9,282    $22,734    $1,354     $2,399

SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)

Number of shares..................     2,072        428      1,233        207     1,519        384
Identified cost...................   $51,316    $ 9,880    $16,361    $ 2,734    $1,519     $  384

--------------------------------------------------------------------------------

Transactions in MainStay VP Series Fund, Inc. shares for the six months ended June 30, 2008 were as follows:


                                        COMMON STOCK              BOND              MONEY MARKET
                                         INVESTMENT            INVESTMENT            INVESTMENT
                                         DIVISIONS             DIVISIONS             DIVISIONS
                                    -------------------   -------------------   -------------------
                                     SINGLE    FLEXIBLE    SINGLE    FLEXIBLE    SINGLE    FLEXIBLE
                                     PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM
                                    POLICIES   POLICIES   POLICIES   POLICIES   POLICIES   POLICIES
                                    ---------------------------------------------------------------


SEPARATE ACCOUNT-I (TAX-QUALIFIED
  POLICIES)

Purchases.........................   $   89     $   82     $   59     $  143      $ 88       $276
Proceeds from sales...............    2,771      6,696        783      1,875        86        387

SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)

Purchases.........................   $  447     $   35     $  195     $   57      $ 60       $ 84
Proceeds from sales...............    3,987        858      1,083        287       217         13





--------------------------------------------------------------------------------

NOTE 3--Expenses and Related Party Transactions:

--------------------------------------------------------------------------------

NYLIAC deducts an annual policy service charge for Flexible Premium Policies on each policy anniversary date and upon surrender, if on the policy anniversary and/or date of surrender the policy's Accumulation Value is less than $10,000. This charge is the lesser of $30 or 1% of the policy's Accumulation Value. This charge covers the cost for providing services such as collecting, processing and confirming purchase payments. This charge is shown as a reduction to payments received from policyowners in the accompanying statements of changes in net assets.

     NYLIAC deducts a surrender charge on certain partial withdrawals or surrenders from Single Premium and Flexible Premium policies. For Single Premium policies, NYLIAC assesses a charge based on the length of time each payment is in the policy before it is withdrawn. Single Premium policyholders can make up to four additional purchase payments each policy year. The surrender charge for Single Premium policyholders is 7% of the amount withdrawn or surrendered during the first policy year that a purchase payment is made. This charge declines 1% for each additional policy year that a purchase payment is in the policy until the seventh policy year, after which no charge is made. The surrender charge for Flexible Premium policies is 7% of the amount withdrawn or surrendered during the first four policy years. This charge then declines 1% each policy year until the tenth policy year, after which no charge is made. These charges are recorded with surrenders in the accompanying statements of changes in net assets. Surrender charges are paid to NYLIAC.

     Single and Flexible Premium policies of Separate Account-I and Separate Account-II are charged for the mortality and expense risks assumed by NYLIAC. Additionally, Flexible Premium policies are charged for administrative services provided by NYLIAC. These charges are made daily at an annual rate of 1.25% for mortality and expense risks and an additional .50% for administrative charges on Flexible Premium policies, of the daily average variable accumulation value of each Investment Division. The amounts of these charges retained in the Investment Divisions represent funds of NYLIAC. Accordingly, NYLIAC participates in the results ratably with the policyowners. These charges are disclosed in the accompanying statement of operations.



--------------------------------------------------------------------------------
NOTE 4--Distribution of Net Income:

--------------------------------------------------------------------------------

Separate Account-I and Separate Account-II do not expect to declare dividends to policyowners from accumulated net investment income and realized gains. The income and gains are distributed to policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, transfers, or annuity payments) in excess of the net premium payments.

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II
                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES




                      (This page intentionally left blank)

NOTE 5--Unit Transactions (in 000's):

--------------------------------------------------------------------------------

Transactions in accumulation units for the six months ended June 30, 2008 and the year ended December 31, 2007, were as follows:



                                                      COMMON STOCK INVESTMENT DIVISIONS
                                                      ---------------------------------
                                                                            FLEXIBLE
                                                      SINGLE PREMIUM        PREMIUM
                                                         POLICIES           POLICIES
                                                      --------------    ---------------
                                                       2008     2007     2008      2007
                                                      ---------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Units issued........................................     1        1        8         15
Units redeemed......................................   (33)     (81)     (94)      (222)
                                                       ---      ---      ---       ----
  Net increase (decrease)...........................   (32)     (80)     (86)      (207)
                                                       ===      ===      ===       ====

SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Units issued........................................    --       --        1          1
Units redeemed......................................   (42)     (87)     (12)       (25)
                                                       ---      ---      ---       ----
  Net increase (decrease)...........................   (42)     (87)     (11)       (24)
                                                       ===      ===      ===       ====


                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II
                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES




--------------------------------------------------------------------------------






                                               MONEY MARKET INVESTMENT
          BOND INVESTMENT DIVISIONS                   DIVISIONS
      --------------------------------    --------------------------------
                           FLEXIBLE                            FLEXIBLE
      SINGLE PREMIUM        PREMIUM       SINGLE PREMIUM        PREMIUM
         POLICIES          POLICIES          POLICIES          POLICIES
      --------------    --------------    --------------    --------------
       2008     2007     2008     2007     2008     2007     2008     2007
      --------------------------------------------------------------------


         1        2        7        7        3        4       11       15
       (15)     (32)     (42)     (92)      (3)      (3)     (16)     (10)
       ---      ---      ---      ---       --       --      ---      ---
       (14)     (30)     (35)     (85)      --        1       (5)       5
       ===      ===      ===      ===       ==       ==      ===      ===


         2        2        1        1        1       12        3       11
       (18)     (56)      (6)      (5)      (8)      (7)      --      (10)
       ---      ---      ---      ---       --       --      ---      ---
       (16)     (54)      (5)      (4)      (7)       5        3        1
       ===      ===      ===      ===       ==       ==      ===      ===


NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's):

--------------------------------------------------------------------------------

The following table presents financial highlights for each Investment Division as of June 30, 2008 and December 31, 2007, 2006, 2005, 2004 and 2003:



                                                     SINGLE PREMIUM POLICIES (A)
COMMON STOCK INVESTMENT DIVISIONS    ----------------------------------------------------------
                                       2008      2007      2006      2005      2004      2003
                                     ----------------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED
  POLICIES)

Net Assets.........................   $31,429   $38,040   $42,925   $42,362   $44,660   $46,214
Units Outstanding..................       430       462       542       616       690       782
Variable Accumulation Unit Value...   $ 73.13   $ 82.27   $ 79.23   $ 68.87   $ 64.76   $ 59.13
Total Return.......................    (11.1%)     3.8%     15.0%      6.3%      9.5%     24.8%
Investment Income Ratio............        --      1.2%      0.6%      1.0%      1.4%      1.0%

SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)

Net Assets.........................   $43,592   $52,496   $57,404   $56,435   $58,661   $58,628
Units Outstanding..................       596       638       725       819       906       992
Variable Accumulation Unit Value...   $ 73.13   $ 82.27   $ 79.23   $ 68.87   $ 64.76   $ 59.13
Total Return.......................    (11.1%)     3.8%     15.0%      6.3%      9.5%     24.8%
Investment Income Ratio............        --      1.2%      0.6%      1.0%      1.4%      1.0%





                                                    FLEXIBLE PREMIUM POLICIES (B)
                                     ----------------------------------------------------------
                                       2008      2007      2006      2005      2004      2003
                                     ----------------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED
  POLICIES)

Net Assets.........................   $83,003   $99,988  $111,235  $106,660  $111,435  $111,812
Units Outstanding..................     1,284     1,370     1,577     1,730     1,911     2,090
Variable Accumulation Unit Value...   $ 64.69   $ 72.96  $  70.62  $  61.69  $  58.30  $  53.50
Total Return.......................    (11.3%)     3.3%     14.5%      5.8%      9.0%     24.2%
Investment Income Ratio............        --      1.2%      0.6%      1.0%      1.4%      1.1%

SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)

Net Assets.........................   $ 9,000   $10,937  $ 12,304  $ 11,808  $ 12,147  $ 11,991
Units Outstanding..................       139       150       174       191       208       224
Variable Accumulation Unit Value...   $ 64.69   $ 72.96  $  70.62  $  61.69  $  58.30  $  53.50
Total Return.......................    (11.3%)     3.3%     14.5%      5.8%      9.0%     24.2%
Investment Income Ratio............        --      1.2%      0.6%      1.0%      1.4%      1.0%



Charges and fees levied by NYLIAC are disclosed in Note 3.

(A) Expenses as a percent of average net assets were 1.25%, excluding expenses of the underlying funds and surrender charges.

(B) Expenses as a percent of average net assets were 1.75%, excluding expenses of the underlying funds, surrender charges, and policy service charges.

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II
                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES




--------------------------------------------------------------------------------






                                                     SINGLE PREMIUM POLICIES (A)
BOND INVESTMENT DIVISIONS            ----------------------------------------------------------
                                       2008      2007      2006      2005      2004      2003
                                     ----------------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED
  POLICIES)

Net Assets.........................   $ 9,850   $10,502   $11,367   $13,140   $14,610   $15,822
Units Outstanding..................       206       220       250       299       335       372
Variable Accumulation Unit Value...   $ 47.78   $ 47.86   $ 45.50   $ 44.07   $ 43.67   $ 42.48
Total Return.......................     (0.2%)     5.2%      3.3%      0.9%      2.8%      3.2%
Investment Income Ratio............        --      3.5%      1.1%      3.1%      3.5%      3.9%

SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)

Net Assets.........................   $17,234   $18,020   $19,598   $21,561   $24,234   $27,862
Units Outstanding..................       359       375       429       487       553       653
Variable Accumulation Unit Value...   $ 47.96   $ 48.04   $ 45.67   $ 44.23   $ 43.83   $ 42.64
Total Return.......................     (0.2%)     5.2%      3.3%      0.9%      2.8%      3.2%
Investment Income Ratio............        --      3.6%      1.1%      3.1%      3.4%      3.9%





                                                    FLEXIBLE PREMIUM POLICIES (B)
                                     ----------------------------------------------------------
                                       2008      2007      2006      2005      2004      2003
                                     ----------------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED
  POLICIES)

Net Assets.........................   $24,021   $25,763   $28,038   $30,700   $33,193   $36,131
Units Outstanding..................       572       607       692       778       844       940
Variable Accumulation Unit Value...   $ 42.27   $ 42.45   $ 40.56   $ 39.48   $ 39.31   $ 38.43
Total Return.......................     (0.4%)     4.7%      2.7%      0.4%      2.3%      2.7%
Investment Income Ratio............        --      3.5%      1.1%      3.1%      3.4%      4.0%

SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)

Net Assets.........................   $ 2,889   $ 3,102   $ 3,143   $ 3,382   $ 3,638   $ 3,817
Units Outstanding..................        68        73        77        86        92        99
Variable Accumulation Unit Value...   $ 42.33   $ 42.51   $ 40.62   $ 39.54   $ 39.37   $ 38.49
Total Return.......................     (0.4%)     4.7%      2.7%      0.4%      2.3%      2.7%
Investment Income Ratio............        --      3.6%      1.2%      3.1%      3.5%      4.0%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------






                                                    SINGLE PREMIUM POLICIES (A)
MONEY MARKET INVESTMENT DIVISIONS    --------------------------------------------------------
                                       2008      2007      2006      2005      2004     2003
                                     --------------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED
  POLICIES)

Net Assets.........................   $1,352    $1,352    $1,273    $1,362    $1,630   $1,939
Units Outstanding..................       54        54        53        59        71       84
Variable Accumulation Unit Value...   $25.13    $24.93    $24.08    $23.31    $22.92   $23.02
Total Return.......................     0.8%      3.5%      3.3%      1.7%     (0.4%)   (0.6%)
Investment Income Ratio............     2.9%      4.7%      4.5%      2.8%      0.8%     0.7%

SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)

Net Assets.........................   $1,517    $1,677    $1,499    $1,461    $1,815   $2,378
Units Outstanding..................       60        67        62        63        79      103
Variable Accumulation Unit Value...   $25.13    $24.93    $24.08    $23.31    $22.92   $23.02
Total Return.......................     0.8%      3.5%      3.3%      1.7%     (0.4%)   (0.6%)
Investment Income Ratio............     2.9%      4.7%      4.5%      2.9%      0.8%     0.7%





                                                   FLEXIBLE PREMIUM POLICIES (B)
                                     --------------------------------------------------------
                                       2008      2007      2006      2005      2004     2003
                                     --------------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED
  POLICIES)

Net Assets.........................   $2,392    $2,508    $2,323    $2,714    $2,877   $3,680
Units Outstanding..................      108       113       108       130       139      177
Variable Accumulation Unit Value...   $22.23    $22.11    $21.46    $20.88    $20.64   $20.83
Total Return.......................     0.6%      3.0%      2.8%      1.2%     (0.9%)   (1.1%)
Investment Income Ratio............     2.9%      4.7%      4.5%      2.9%      0.8%     0.7%

SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)

Net Assets.........................   $  383    $  313    $  271    $  279    $  301   $  363
Units Outstanding..................       17        14        13        13        15       17
Variable Accumulation Unit Value...   $22.23    $22.11    $21.46    $20.88    $20.64   $20.83
Total Return.......................     0.6%      3.0%      2.8%      1.2%     (0.9%)   (1.1%)
Investment Income Ratio............     2.8%      4.7%      4.6%      2.8%      0.8%     0.7%



Charges and fees levied by NYLIAC are disclosed in Note 3.

(A) Expenses as a percent of average net assets were 1.25%, excluding expenses of the underlying funds and surrender charges.

(B) Expenses as a percent of average net assets were 1.75%, excluding expenses of the underlying funds, surrender charges, and policy service charges.

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II
                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES




                      (This page intentionally left blank)

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2008
(Unaudited)



                                         COMMON STOCK        BOND        MONEY MARKET
                                          INVESTMENT      INVESTMENT      INVESTMENT
                                           DIVISION        DIVISION        DIVISION
                                         --------------------------------------------

ASSETS:
  Investments in the MainStay VP
     Series Fund, Inc., at net asset
     value............................    $28,660,229     $9,658,828      $1,785,524
  Dividends due and accrued...........             --             --           2,771
  Net receivable from (payable to) New
     York Life Insurance and Annuity
     Corporation......................          6,585          2,430             426

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for
     mortality and expense risk
     charges..........................         26,431          8,381           1,567
                                          -----------     ----------      ----------
       Total net assets...............    $28,640,383     $9,652,877      $1,787,154
                                          ===========     ==========      ==========

TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners..........    $28,640,383     $9,652,877      $1,787,154
                                          ===========     ==========      ==========

Identified Cost of Investment.........    $30,460,904     $9,101,799      $1,785,435
                                          ===========     ==========      ==========



STATEMENT OF OPERATIONS
For the six months ended June 30, 2008
(Unaudited)



                                         COMMON STOCK        BOND        MONEY MARKET
                                          INVESTMENT      INVESTMENT      INVESTMENT
                                           DIVISION        DIVISION        DIVISION
                                         --------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.....................    $        --      $      --       $ 25,541
  Mortality and expense risk charges..        (52,694)       (17,199)        (3,132)
                                          -----------      ---------       --------
       Net investment income (loss)...        (52,694)       (17,199)        22,409
                                          -----------      ---------       --------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments...        999,622        416,736         63,024
  Cost of investments sold............       (852,303)      (385,919)       (63,021)
                                          -----------      ---------       --------
       Net realized gain (loss) on
          investments.................        147,319         30,817              3
  Realized gain distribution
     received.........................             --             --             --
  Change in unrealized appreciation
     (depreciation) on investments....     (3,589,509)        14,709            131
                                          -----------      ---------       --------
       Net gain (loss) on
          investments.................     (3,442,190)        45,526            134
                                          -----------      ---------       --------
          Net increase (decrease) in
            net assets resulting from
            operations................    $(3,494,884)     $  28,327       $ 22,543
                                          ===========      =========       ========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                     NYLIAC VLI SEPARATE ACCOUNT



STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 2008
and the year ended December 31, 2007
(Unaudited)



                                   COMMON STOCK                        BOND                        MONEY MARKET
                                    INVESTMENT                      INVESTMENT                      INVESTMENT
                                     DIVISION                        DIVISION                        DIVISION
                           ----------------------------    ----------------------------    ----------------------------
                               2008            2007            2008            2007            2008            2007
                           --------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN
  NET ASSETS:
  Operations:
     Net investment
       income (loss)....    $   (52,694)    $   297,979     $  (17,199)     $  324,223      $   22,409      $   75,606
     Net realized gain
       (loss) on
       investments......        147,319         470,698         30,817          26,326               3              (3)
     Realized gain
       distribution
       received.........             --       2,474,294             --              --              --              --
     Change in
       unrealized
       appreciation
       (depreciation) on
       investments......     (3,589,509)     (1,675,635)        14,709         234,159             131              11
                            -----------     -----------     ----------      ----------      ----------      ----------
       Net increase
          (decrease) in
          net assets
          resulting from
          operations....     (3,494,884)      1,567,336         28,327         584,708          22,543          75,614
                            -----------     -----------     ----------      ----------      ----------      ----------
  Contributions and
     (withdrawals):
     Payments received
       from
       policyowners.....        572,341       1,152,259        235,592         475,640          45,152          92,676
     Cost of insurance..       (408,850)       (861,067)      (153,630)       (291,388)        (25,919)        (48,144)
     Policyowners
       surrenders.......       (816,422)     (1,632,343)      (353,458)       (586,819)        (49,897)       (105,918)
     Contributions
       (withdrawals) due
       to policy loans..          9,288         189,079         43,597          73,661            (799)          9,652
     Policyowners' death
       benefits, net of
       reversals........       (109,664)        (52,322)       (86,948)        (37,315)         (3,367)             10
     Transfers between
       Investment
       Divisions........          1,467         (98,977)          (132)          3,373          (1,334)         95,084
                            -----------     -----------     ----------      ----------      ----------      ----------
       Net contributions
          and
          (withdraw-
          als)..........       (751,840)     (1,303,371)      (314,979)       (362,848)        (36,164)         43,360
                            -----------     -----------     ----------      ----------      ----------      ----------
     Increase (decrease)
       attributable to
       New York Life
       Insurance and
       Annuity
       Corporation
       charges retained
       by the Separate
       Account..........          3,520          (1,280)           (78)           (414)            (18)            (57)
                            -----------     -----------     ----------      ----------      ----------      ----------
          Increase
            (decrease)
            in net
            assets......     (4,243,204)        262,685       (286,730)        221,446         (13,639)        118,917
NET ASSETS:
     Beginning of
       period...........     32,883,587      32,620,902      9,939,607       9,718,161       1,800,793       1,681,876
                            -----------     -----------     ----------      ----------      ----------      ----------
     End of period......    $28,640,383     $32,883,587     $9,652,877      $9,939,607      $1,787,154      $1,800,793
                            ===========     ===========     ==========      ==========      ==========      ==========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--Organization and Accounting Policies:

--------------------------------------------------------------------------------

New York Life Insurance and Annuity Corporation Variable Life Insurance Separate Account ("VLI Separate Account") was established on May 27, 1983, under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. This account was established to receive and invest premium payments under variable life insurance policies issued by NYLIAC. Effective July 1, 1988, sales of such policies were discontinued.

     The VLI Separate Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The assets of the VLI Separate Account, which are in the accumulation phase, are invested in shares of the MainStay VP Series Fund, Inc., a diversified open-end management investment company and are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct.

     New York Life Investment Management LLC ("NYLIM") is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings") and provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. NYLIM Holdings is a wholly-owned subsidiary of New York Life Insurance Company. NYLIM retains several sub-advisers, including MacKay Shields LLC, a wholly-owned subsidiary of NYLIM Holdings, to provide investment advisory services to certain portfolios of the MainStay VP Series Fund, Inc.

     There are three Investment Divisions within the VLI Separate Account: the Common Stock Investment Division which invests in the MainStay VP Common Stock-Initial Class, the Bond Investment Division which invests in the MainStay VP Bond-Initial Class, and the Money Market Investment Division which invests in the MainStay VP Cash Management. Premium payments received are allocated to the Investment Divisions of the VLI Separate Account according to policyowner instructions.

     No Federal income tax is payable on investment income or capital gains of the VLI Separate Account under current Federal income tax law.

     Security Valuation--The investment in the MainStay VP Series Fund, Inc. is valued at the net asset value of shares of the respective fund portfolios.

     Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

     Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolios.

     The amounts shown as net receivable from (payable to) NYLIAC on the Statement of Assets and Liabilities reflects transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the policyowners' instructions, on the first business day subsequent to the close of the period presented.

     In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value, establishes a consistent framework for measuring fair value, establishes a three-level fair value hierarchy based on the observability of inputs used to measure fair value, and requires enhanced disclosures about fair value measurements. The Company adopted SFAS 157 on January 1, 2008 and applied the provisions prospectively to financial assets that are required to be measured at fair value under existing U.S. GAAP. The adoption resulted in additional disclosures as required by the pronouncement but no change in our fair value calculation methodologies. Accordingly, the adoption had no impact on our financial condition or results of operations.

                                                     NYLIAC VLI SEPARATE ACCOUNT


     SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. SFAS 157 also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

     Level 1--Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

     Level 2--Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data for substantially the full term of the asset.

     Level 3--Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

     The fair values of all the investments in the respective Fund Portfolios listed above, are at net asset values and the investments are considered actively traded and fall within Level 1.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
NOTE 2--Investments (in 000's):

--------------------------------------------------------------------------------

At June 30, 2008, the investment in the MainStay VP Series Fund, Inc. by the respective Investment Divisions of the VLI Separate Account is as follows:



                                           COMMON STOCK             BOND             MONEY MARKET
                                       INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                       -------------------------------------------------------------

Number of shares.....................          1,358                  689                1,785
Identified cost......................        $30,461               $9,102               $1,785



Transactions in MainStay VP Series Fund, Inc. shares for the six months ended June 30, 2008 were as follows:


                                           COMMON STOCK             BOND             MONEY MARKET
                                       INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                       -------------------------------------------------------------

Purchases............................         $  165                $ 78                 $52
Proceeds from sales..................          1,000                 417                  63



--------------------------------------------------------------------------------

NOTE 3--Expenses and Related Party Transactions:

--------------------------------------------------------------------------------

NYLIAC deducts the following charges from annual premiums received for a VLI policy each policy year. A charge of $35 is deducted for administrative expenses (this charge may be slightly higher for policies that pay premiums more frequently than annually). A charge is also deducted to compensate NYLIAC for the costs associated with selling the policy. This charge will never exceed 9% of the sum of the basic premiums paid during the first twenty years. A state premium tax charge of 2% is deducted to pay state premium taxes and a risk charge of 1.5% is deducted for assuming the risk that the insured will die when the minimum guaranteed death benefit is higher than the accumulation value of the policy.

     NYLIAC also deducts a monthly cost of insurance charge to cover the cost of providing life insurance benefits. This charge is based on such factors as gender, duration, underwriting class, issue age of the insured,

--------------------------------------------------------------------------------


face amount and the cash value of the policy. This charge is shown as cost of insurance on the accompanying statement of changes in net assets.

     NYLIAC also makes a daily charge to the VLI Separate Account for mortality and expense risks assumed. These charges are made at an annual rate of 0.35% of the daily net asset value of each Investment Division. NYLIAC may increase these charges in the future up to a maximum annual rate of 0.50%. The amount of these charges retained by the Investment Division represents funds of NYLIAC. Accordingly, NYLIAC participates in the results of each Investment Division ratably with the Policyowners. These charges are disclosed on the accompanying statement of operations.

--------------------------------------------------------------------------------
NOTE 4--Distribution of Net Income:

--------------------------------------------------------------------------------

The VLI Separate Account does not expect to declare dividends to Policyowners from accumulated net income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, policy loans, or transfers) in excess of the net premium payments.

--------------------------------------------------------------------------------
NOTE 5--Financial Highlights (Net Assets in 000's):

--------------------------------------------------------------------------------

The following table presents financial highlights for each Investment Division as of June 30, 2008 and December 31, 2007, 2006, 2005, 2004, and 2003:


COMMON STOCK INVESTMENT DIVISION
                                          2008      2007      2006      2005      2004      2003
                                        ---------------------------------------------------------


Net Assets...........................   $28,640   $32,884   $32,621   $29,523   $29,259   $27,821
Investment Income Ratio..............        --       1.2%      0.6%      1.0%      1.4%      1.1%





BOND INVESTMENT DIVISION
                                          2008      2007      2006      2005      2004      2003
                                        ---------------------------------------------------------


Net Assets...........................    $9,653   $ 9,940   $ 9,718   $ 9,773   $10,127   $10,237
Investment Income Ratio..............        --       3.7%      1.2%      3.2%      3.6%      4.1%





MONEY MARKET INVESTMENT DIVISION
                                          2008      2007      2006      2005      2004      2003
                                        ---------------------------------------------------------


Net Assets...........................    $1,787   $ 1,801   $ 1,682   $ 1,658   $ 1,631   $ 1,702
Investment Income Ratio..............       1.4%      4.7%      4.5%      2.9%      0.8%      0.7%


Charges and fees levied by NYLIAC are disclosed in Note 3.

Expenses as a percent of average net assets were 0.35%, excluding expenses of the underlying funds, administrative expenses and sales loads.

(MAINSTAY INVESTMENTS LOGO)



                 MAINSTAY VP BOND PORTFOLIO
                 MAINSTAY VP CASH MANAGEMENT PORTFOLIO
                 MAINSTAY VP COMMON STOCK PORTFOLIO

                 Message from the President
                 and
                 Semiannual Report
                 Unaudited
                 June 30, 2008

                 NOT A PART OF THE SEMIANNUAL REPORT

MESSAGE FROM

THE PRESIDENT


For equity investors, the first half of 2008 was particularly challenging, with major stock indexes recording negative returns across all styles and capitalization levels. A number of factors contributed to the market's decline.

When interest rates hit all-time lows in 2003, some mortgage lenders relaxed their loan requirements to help homebuyers capitalize on the situation. When interest rates later began to rise, many homeowners found it difficult to cover rising mortgage costs. During the first half of 2008, the situation came to a head, and several financial institutions took substantial write-offs on subprime-mortgage portfolios.

In the meantime, rapid growth in emerging markets brought increased demand for commodities, including oil, natural gas and metals. Higher demand led to higher prices, which was good for the energy and materials sectors, both of which advanced during the first half of 2008. But airlines, automakers, and many manufacturing industries suffered as the cost of fuel and raw materials continued to rise. In time, many companies lowered their earnings estimates, sending a negative signal to equity investors.

Rising mortgage costs and higher gasoline prices left consumers with less money for discretionary spending, and retail sales declined. Real gross domestic product rose modestly in the first quarter of 2008 after declining in the fourth quarter of 2007. According to advance estimates from the Bureau of Economic Analysis, real gross domestic product increased at a seasonally adjusted annual rate of 1.9% during the second quarter of 2008.

During the first six months of 2008, many investors sought refuge in the bond market. But mortgage-backed securities and structured investment vehicles were facing difficulties, so investors flocked to Treasury issues, while riskier assets--including high-yield bonds and leveraged loans--tended to decline. During the second quarter, leveraged loans recorded their best quarterly performance in 15 years, but the gains weren't enough to offset earlier setbacks.

The Federal Open Market Committee responded to the market difficulties during the first half of 2008 by progressively lowering the federal funds target rate from 4.25% to 2.00%. The Federal Reserve also took other steps to increase liquidity and give financial institutions access to low-cost funding. In March, the Federal Reserve even helped arrange for ailing Bear Stearns to be acquired by J.P. Morgan Chase.

Since no one can predict what the markets will do next, it's difficult to say when the situation will improve. But many find it encouraging that the Federal Reserve has taken decisive steps to stabilize the bond markets and has continued to monitor inflation developments carefully.

At MainStay VP Series Fund, Inc., our portfolio managers rely on time-tested investment principles to weather difficult markets. They continue to seek performance in line with the investment objectives and strategies of the respective Portfolios they manage. Rather than being overly concerned about current conditions, they focus on the long-range potential that their investment process offers across full market cycles.

The reports that follow provide greater insight into the specific decisions and securities that affected your investments in MainStay VP Series Fund, Inc., during the first six months of 2008. As you review these short-term results, we hope you will maintain a long-range view of the markets and the potential your investments provide.

In the investment world, short-term price variations are a fact of life. While past performance is no guarantee of future results, if you maintain a long-term perspective, you may be in a better position to assess the most appropriate ways to effectively pursue your long-term goals.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President


                        Not part of the Semiannual Report



26    MainStay VP Series Fund, Inc.

(MAINSTAY INVESTMENTS LOGO)



                 MAINSTAY VP BOND PORTFOLIO
                 MAINSTAY VP CASH MANAGEMENT PORTFOLIO
                 MAINSTAY VP COMMON STOCK PORTFOLIO

                 Semiannual Report
                 June 30, 2008

                 The views expressed in this report and the information about each Portfolio's holdings are for the period covered by this report and are subject to change thereafter.

                       This page intentionally left blank




28    MainStay VP Series Fund, Inc.

INDEX DEFINITIONS

THE INFORMATION BELOW IS AN EXPLANATION OF THE VARIOUS INDICES, SERVICE PROVIDERS AND REFERENCE RATES CITED THROUGHOUT THE PORTFOLIO INVESTMENT AND PERFORMANCE COMPARISONS AND THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS SECTIONS THAT FOLLOW FROM PAGE 30 THROUGH PAGE 64. PLEASE USE THIS AS A REFERENCE.

PLEASE NOTE THAT YOU CANNOT MAKE AN INVESTMENT DIRECTLY IN AN INDEX. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RESULTS FOR SECURITIES INDICES ASSUME REINVESTMENT OF ALL INCOME AND CAPITAL GAINS, BUT DO NOT REFLECT FEES, EXPENSES OR TAXES. SECURITIES IN EACH PORTFOLIO MAY NOT PRECISELY MATCH THOSE IN THE INDEX, AND AS A RESULT, PERFORMANCE OF THE PORTFOLIO MAY DIFFER.

LEHMAN BROTHERS(R) AGGREGATE BOND INDEX is an unmanaged index that contains the following other unmanaged Lehman Brothers(R) indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be investment-grade quality or higher, have at least one year to maturity and have an outstanding par value of at least $250 million.

LIPPER INC. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

LIPPER MONEY MARKET FUND INDEX tracks the performance of the 30 largest money market funds adjusted for the reinvestment of capital-gain and income distributions.

MERRILL LYNCH CORPORATE & GOVERNMENT MASTER INDEX is an unmanaged index that consists of issues of the U.S. government and its agencies as well as investment-grade corporate securities.

RUSSELL 1000(R) INDEX is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index based on total market capitalization.

"S&P 500(R)" is a registered trademark of the McGraw-Hill Companies, Inc., and has been licensed for use. Standard & Poor's does not sponsor, endorse, sell or promote the Portfolios in this report. The S&P 500(R) Index is an unman- aged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance.



                                                   mainstayinvestments.com    29

MAINSTAY VP BOND PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON*


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019.


INITIAL CLASS                                                     AS OF 6/30/08
--------------------------------------------------------------------------------


AVERAGE ANNUAL                                  SIX           ONE          FIVE           TEN
TOTAL RETURNS                                 MONTHS         YEAR        YEARS(1)      YEARS(1)
------------------------------------------------------------------------------------------------
After Portfolio operating expenses             0.44%         6.02%         3.62%         5.34%



(After Portfolio operating expenses)




                                               MERRILL LYNCH
                                                CORPORATE &       LEHMAN BROTHERS
                             MAINSTAY VP     GOVERNMENT MASTER     AGGREGATE BOND
                           BOND PORTFOLIO          INDEX               INDEX
                           --------------    -----------------    ---------------
06/30/98                        10000              10000               10000
                                10260              10271               10315
                                10615              10716               10785
                                11754              11904               11997
                                12578              12883               13031
                                14081              14555               14387
                                14137              14465               14433
                                15038              15523               15414
                                14931              15297               15290
                                15868              16222               16226
06/30/08                        16823              17399               17382








SERVICE CLASS(2)                                                  AS OF 6/30/08
--------------------------------------------------------------------------------


AVERAGE ANNUAL                                  SIX           ONE          FIVE           TEN
TOTAL RETURNS                                 MONTHS         YEAR        YEARS(1)      YEARS(1)
------------------------------------------------------------------------------------------------
After Portfolio operating expenses             0.32%         5.76%         3.36%         5.07%



(After Portfolio operating expenses)




                                  MERRILL LYNCH
                                   CORPORATE &       LEHMAN BROTHERS
                MAINSTAY VP     GOVERNMENT MASTER     AGGREGATE BOND
              BOND PORTFOLIO          INDEX               INDEX
              --------------    -----------------    ---------------
06/30/98           10000              10000               10000
                   10234              10271               10315
                   10561              10716               10785
                   11664              11904               11997
                   12451              12883               13031
                   13904              14555               14387
                   13926              14465               14433
                   14776              15523               15414
                   14629              15297               15290
                   15508              16222               16226
06/30/08           16401              17399               17382









BENCHMARK PERFORMANCE                         SIX           ONE          FIVE           TEN
                                            MONTHS         YEAR          YEARS         YEARS
----------------------------------------------------------------------------------------------
Lehman Brothers(R) Aggregate Bond
Index(3)                                      1.13%        7.12%         3.85%         5.68%
Merrill Lynch Corporate & Government
Master Index(3)                               0.98         7.25          3.63          5.69
Average Lipper Variable Products
Corporate Debt Funds A Rated
Portfolio(4)                                 -0.26         4.07          3.18          4.89



* Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
1. Performance figures shown for the five-year and ten-year periods ended 6/30/08 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 3.60% and 5.33% for Initial Class shares and 3.35% and 5.07% for Service Class shares for the five-year and ten-year periods, respectively.

2. Performance for Service Class shares, first offered 6/4/03, includes the historical performance of Initial Class shares from 7/1/98 through 6/3/03 adjusted to reflect the fees and expenses for Service Class shares upon initial offer.
3. Please refer to page 29 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4. This benchmark is a product of Lipper Inc.




30    MainStay VP Bond Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP BOND PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2008, to June 30, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2008, to June 30, 2008. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended June 30, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      1/1/08         6/30/08       PERIOD(1)         6/30/08        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00       $1,004.40        $2.59          $1,022.28         $2.61
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00       $1,003.20        $3.84          $1,021.03         $3.87
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.52% for Initial Class and 0.77% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the one-half year period).


                                                   mainstayinvestments.com    31

PORTFOLIO COMPOSITION AS OF JUNE 30, 2008

(PORTFOLIO COMPOSITION PIE CHART)



* Less than one-tenth of a percent.

See Portfolio of Investments on page 35 for specific holdings within these categories.

TOP TEN ISSUERS AS OF JUNE 30, 2008 (EXCLUDING SHORT-TERM INVESTMENTS)



   1.  United States Treasury Notes, 2.625%-4.875%,
       due 5/31/10-5/15/18
   2.  Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.50%-7.00%,
       due 7/1/17-1/1/38
   3.  Federal National Mortgage Association (Mortgage Pass-Through Securities), 4.00%-7.50%,
       due 2/1/14-7/1/38
   4.  Government National Mortgage Association (Mortgage Pass-Through Securities), 4.50%-7.00%,
       due 7/15/31-5/15/38
   5.  Federal Home Loan Mortgage Corporation,
       3.75%-5.125%, due 4/18/11-1/15/14
   6.  Federal National Mortgage Association, 4.375%,
       due 9/13/10
   7.  Bear Stearns Commercial Mortgage Securities,
       5.518%-5.877%, due 9/11/38-6/11/50
   8.  JP Morgan Chase Commercial Mortgage Securities Corp., 5.579%-6.189%, due 5/12/45-2/15/51
   9.  United States Treasury Bonds, 4.375%-5.00%,
       due 5/15/37-2/15/38
  10.  Banc of America Commercial Mortgage, Inc.,
       5.309%-5.911%, due 5/10/45-7/10/46







32    MainStay VP Bond Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS THOMAS GIRARD, DONALD F. SEREK AND THOMAS VOLPE, JR., OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC, THE PORTFOLIO'S MANAGER.

HOW DID MAINSTAY VP BOND PORTFOLIO PERFORM
RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE
SIX MONTHS ENDED JUNE 30, 2008?

For the six months ended June 30, 2008, MainStay VP Bond Portfolio returned 0.44% for Initial Class shares and 0.32% for Service Class shares. Both share classes outperformed the -0.26% return of the average Lipper(1) Variable Products Corporate Debt Funds A Rated Portfolio and underperformed the 1.13% return of the Lehman Brothers(R) Aggregate Bond Index(1) for the six months ended June 30, 2008. The Lehman Brothers(R) Aggregate Bond Index is the Portfolio's broad-based securities-market index.

WHAT PRESSURES DID THE BOND MARKET FACE DURING THE FIRST HALF OF 2008?

The reporting period saw increasing delinquencies and defaults among subprime mortgages, which led to difficulties among mortgage-backed securities and other structured securities. The ensuing "credit crunch" caused many financial institutions and other investors to reduce their leverage. During the first half of 2008, the Federal Open Market Committee aggressively lowered the federal funds target rate and the Federal Reserve created several new facilities to increase liquidity for financial institutions. The Federal Reserve also played a significant role in arranging Bear Stearns' rescue by J.P. Morgan Chase.

Interest rates declined over the period, but experienced major swings, declining in the first quarter of 2008 and rising in the second quarter. Spreads(2) on non-Treasury securities were generally wider during the reporting period, with riskier sectors underperforming higher-quality sectors. Structured securities, especially those related to real estate, made up the worst-performing sector in the fixed-income market.

WHAT FACTORS AFFECTED THE PORTFOLIO'S PERFORMANCE RELATIVE TO ITS BENCHMARK DURING THE REPORTING PERIOD?

On a total-return basis, the Portfolio underperformed the Lehman Brothers(R) Aggregate Bond Index because of an overweight position in asset-backed securities that were tied to the residential real estate market. Some of this negative impact was offset by opportunistic repositioning among the mortgage-backed and commercial mortgage-backed securities sectors. The Portfolio's duration positioning also helped relative performance.

WHAT POSITIONING INITIATIVES DID THE PORTFOLIO UNDERTAKE DURING THE FIRST SIX MONTHS OF 2008?

We decided to maintain a slightly longer duration than the Lehman Brothers(R) Aggregate Bond Index and to position the Portfolio for a steeper yield curve. The Federal Reserve's aggressive response to rapid deleveraging in the financial markets prompted these steps, and the Portfolio's duration and yield-curve both had a positive but modest impact on the Portfolio's performance relative to the Lehman Brothers(R) Aggregate Bond Index

In the corporate-bond market, the Portfolio benefited from an underweight position relative to the benchmark in banks/finance/brokerage. Financial institutions were the worst-performing sector in the corporate bond market during the first half of 2008.

WHICH MARKET SEGMENTS MADE THE STRONGEST POSITIVE CONTRIBUTIONS TO THE PORTFOLIO'S PERFORMANCE DURING THE REPORTING PERIOD AND WHICH MARKET SEGMENTS WERE WEAK?

During the reporting period, higher-quality securities generally outperformed lower-quality securities. As a


Investments in bonds are subject to interest-rate, credit and inflation risk and can lose principal value when interest rates rise. A portion of income may be subject to state and local taxes or the alternative minimum tax. Investments in loan participation interests are subject to the risk that there may not be a readily available market, which in some cases could result in the Portfolio disposing of such securities at a substantial discount from face value or holding such securities until maturity. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio. The Portfolio's use of investment practices such as mortgage dollar rolls presents certain risks. The principal risk of mortgage dollar roll transactions is that the security the Portfolio receives at the end of the transaction may be worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction. The Portfolio may experience a portfolio turnover rate of more than 100%. Portfolio turnover measures the amount of trading a portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio. The Portfolio's use of securities lending presents the risk of default by the borrower, which may result in a loss to the Portfolio.

1. Please refer to page 29 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices and service providers mentioned in the reports.
2. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                   mainstayinvestments.com    33
result, the most significant positive contributors to the Portfolio's performance were holdings in U.S. Treasury securities, U.S. government agency securities and agency-backed mortgage securities (mortgage pass-through securities guaranteed by agencies or instrumentalities of the U.S. government or supported only by the discretionary authority of the U.S. government to purchase the agency's obligations).

The Portfolio's performance was negatively affected by structured-securities holdings such as asset-backed securities and commercial mortgage-backed securities. Within the asset-backed securities sector, all of the Portfolio's real estate-related holdings experienced price markdowns that significantly detracted from performance.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

During the reporting period, the Portfolio purchased two-year and five-year U.S. Treasury notes and 30-year agency-backed mortgage securities that helped absolute and relative performance. The most important sales during the reporting period focused on reducing the Portfolio's exposure to commercial mortgage-backed securities and reducing exposure to financial institutions in the investment-grade corporate sector.

HOW DID THE PORTFOLIO ADJUST ITS SECTOR WEIGHTINGS DURING THE REPORTING PERIOD?

During the first half of 2008, commercial mortgage-backed securities and asset-backed securities were the Portfolio's most significantly overweight sectors relative to the Lehman Brothers(R) Aggregate Bond Index. Both of these sectors detracted from performance when spreads widened, more than offsetting any potential yield advantages.

During the reporting period, we reduced exposure to commercial mortgage-backed securities to protect the Portfolio against further spread widening.

During the reporting period, we adjusted the Portfolio's allocations to U.S. Treasury securities and agency-backed mortgages to take advantage of relative-value opportunities as they arose. In a volatile market environment, the Portfolio was overweight in these sectors at times and underweight at other times.



THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH IT.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


34    MainStay VP Bond Portfolio

PORTFOLIO OF INVESTMENTS+++ JUNE 30, 2008 UNAUDITED



                                        PRINCIPAL
                                           AMOUNT           VALUE
LONG-TERM BONDS (99.2%)+
ASSET-BACKED SECURITIES (5.1%)
-----------------------------------------------------------------

AUTOMOBILES (0.3%)
Drive Auto Receivables Trust
  Series 2005-3, Class A4
  5.09%, due 6/17/13 (a)(b)          $  1,000,000   $     998,471
Harley-Davidson Motorcycle
  Trust
  Series 2007-3, Class B
  6.04%, due 8/15/14                    1,000,000         976,095
                                                    -------------
                                                        1,974,566
                                                    -------------

CREDIT CARDS (0.4%)
Nordstrom Private Label
  Credit Card
  Series 2007-1, Class A
  4.92%, due 5/15/13 (a)                3,000,000       3,017,928
                                                    -------------


HOME EQUITY (4.4%)
Chase Funding Mortgage Loan
  Asset-Backed Certificates
  Series 2002-2, Class 1A5
  5.833%, due 4/25/32                     552,696         490,307
CIT Group Home Equity Loan
  Trust
  Series 2003-1, Class A4
  3.93%, due 3/20/32                    1,071,152         940,674
Citicorp Residential
  Mortgage Securities, Inc.
  Series 2006-1, Class A3
  5.706%, due 7/25/36 (b)               1,000,000         982,067
Citifinancial Mortgage
  Securities, Inc.
  Series 2003-3, Class AF5
  4.553%, due 8/25/33                     931,328         826,717
Citigroup Mortgage Loan
  Trust, Inc.
  Series 2006-WF2, Class A2C
  5.852%, due 5/25/36                   1,000,000         966,618
Countrywide Asset-Backed
  Certificates
  Series 2006-S8, Class A3
  5.555%, due 4/25/36 (c)               2,000,000       1,025,434
  Series 2006-S5, Class A3
  5.762%, due 6/25/35                   2,000,000         761,710
  Series 2007-S1, Class A3
  5.81%, due 11/25/36                     986,074         590,025
Credit-Based Asset Servicing
  and Securitization LLC
  Series 2007-CB2, Class A2C
  5.623%, due 2/25/37                   1,000,000         803,640
  Series 2007-CB4, Class A2B
  5.723%, due 4/25/37                     500,000         448,737
Equity One ABS, Inc.
  Series 2003-4, Class AF6
  4.833%, due 10/25/34 (b)              1,500,000       1,364,583
JPMorgan Mortgage
  Acquisition Corp.
  Series 2007-CH1, Class AF3
  5.532%, due 11/25/36                  1,000,000         900,754
  Series 2007-CH2, Class AF3
  5.552%, due 1/25/37                   1,000,000         891,544
  Series 2007-CH1, Class
  AF1B
  5.935%, due 11/25/36                  1,361,181       1,328,638
  Series 2006-WF1, Class A6
  6.00%, due 7/25/36                    1,000,000         735,080
Marriott Vacation Club Owner
  Trust
  Series 2007-2A, Class A
  5.808%, due 10/20/29
  (a)(d)                                3,765,507       3,474,975
Morgan Stanley Mortgage
  Loan Trust
  Series 2006-17XS, Class
  A3A
  5.651%, due 10/25/46                  2,000,000       1,484,458
Popular ABS Mortgage
  Pass-Through Trust
  Series 2005-5, Class AF3
  5.086%, due 11/25/35
  (c)(b)                                3,175,000       3,070,865
Renaissance Home Equity
  Loan Trust
  Series 2006-1, Class AF4
  6.011%, due 5/25/36 (b)               5,000,000       4,562,477
Residential Asset Mortgage
  Products, Inc.
  Series 2003-RZ5, Class A7
  4.97%, due 9/25/33 (b)                  904,204         803,579
Residential Funding Mortgage
  Securities II, Inc.
  Series 2007-HSA3, Class
  1A3
  6.03%, due 5/25/37 (b)                3,750,000       2,381,671
Saxon Asset Securities Trust
  Series 2003-1, Class AF5
  4.955%, due 6/25/33 (b)               1,357,771       1,258,726
                                                    -------------
                                                       30,093,279
                                                    -------------
Total Asset-Backed
  Securities
  (Cost $41,491,530)                                   35,085,773
                                                    -------------




 +  Percentages indicated are based on Portfolio net assets.
 Among the Portfolio's 10 largest holdings, as of June 30, 2008, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              35

                                        PRINCIPAL
                                           AMOUNT           VALUE
CORPORATE BONDS (19.3%)
-----------------------------------------------------------------

AEROSPACE & DEFENSE (1.1%)
Northrop Grumman Corp.
  7.75%, due 3/1/16                  $  2,375,000   $   2,709,312
Raytheon Co.
  5.375%, due 4/1/13                    1,000,000       1,040,829
  6.40%, due 12/15/18                   1,175,000       1,237,313
United Technologies Corp.
  6.125%, due 7/15/38                   2,250,000       2,260,159
                                                    -------------
                                                        7,247,613
                                                    -------------


AGRICULTURE (0.1%)
Archer-Daniels-Midland Co.
  5.45%, due 3/15/18                    1,000,000         975,645
                                                    -------------


AUTO MANUFACTURERS (0.3%)
DaimlerChrysler N.A. Holding
  Corp.
  6.50%, due 11/15/13                   1,000,000       1,036,976
  8.00%, due 6/15/10                    1,000,000       1,062,709
                                                    -------------
                                                        2,099,685
                                                    -------------

AUTO PARTS & EQUIPMENT (0.2%)
Johnson Controls, Inc.
  6.00%, due 1/15/36                    1,500,000       1,372,269
                                                    -------------


BANKS (1.3%)
Bank of New York Mellon
  Corp. (The)
  4.50%, due 4/1/13                     1,600,000       1,559,693
HSBC Bank USA N.A.
  7.00%, due 1/15/39                    1,000,000         978,423
JPMorgan Chase Bank N.A.
  6.00%, due 10/1/17                    2,550,000       2,477,180
Mellon Financial Corp.
  6.40%, due 5/14/11                    1,125,000       1,164,585
Mercantile-Safe Deposit &
  Trust Co.
  5.70%, due 11/15/11                     750,000         758,497
PNC Bank N.A.
  6.875%, due 4/1/18                    1,000,000         991,995
SunTrust Bank
  5.20%, due 1/17/17                      875,000         786,561
                                                    -------------
                                                        8,716,934
                                                    -------------

BEVERAGES (0.1%)
Coca-Cola Enterprises, Inc.
  6.70%, due 10/15/36                   1,000,000       1,055,117
                                                    -------------


BUILDING MATERIALS (0.1%)
Masco Corp.
  5.75%, due 10/15/08                     925,000         927,232
                                                    -------------


COMMERCIAL BANKS (0.1%)
Citigroup Cash Collateral
  2.25%, due 4/1/39                       382,500         382,500
                                                    -------------


COMMERCIAL SERVICES (0.0%)++
McKesson Corp.
  5.25%, due 3/1/13                       375,000         369,048
                                                    -------------


DIVERSIFIED FINANCIAL SERVICES (3.9%)
American General Finance
  Corp.
  5.375%, due 9/1/09                    1,000,000         998,879
  6.90%, due 12/15/17                   1,250,000       1,089,456
Capital One Bank
  4.25%, due 12/1/08                    1,000,000         998,165
Caterpillar Financial
  Services Corp.
  4.85%, due 12/7/12                    2,850,000       2,841,555
Citigroup, Inc.
  6.125%, due 5/15/18                   3,000,000       2,870,901
General Electric Capital
  Corp.
  5.625%, due 5/1/18                    2,500,000       2,417,637
  5.875%, due 1/14/38                   2,500,000       2,265,670
  6.00%, due 6/15/12                    1,500,000       1,550,079
Goldman Sachs Group, Inc.
  (The)
  5.70%, due 9/1/12                     1,000,000       1,003,137
  6.15%, due 4/1/18                     2,000,000       1,940,318
JP Morgan Chase Capital XXV
  6.80%, due 10/1/37                    1,500,000       1,346,377
JPMorgan Chase & Co.
  4.60%, due 1/17/11                    2,000,000       1,994,728
Lehman Brothers Holdings,
  Inc.
  7.00%, due 9/27/27                      500,000         462,303
Morgan Stanley
  6.75%, due 4/15/11                    2,000,000       2,051,590
Pricoa Global Funding I
  4.625%, due 6/25/12 (a)               2,700,000       2,625,785
                                                    -------------
                                                       26,456,580
                                                    -------------

ELECTRIC (3.2%)
Arizona Public Service Co.
  5.50%, due 9/1/35                     1,275,000         965,142
Carolina Power & Light Co.
  6.125%, due 9/15/33                     500,000         491,877
Consolidated Edison Co. of
  New York, Inc.
  3.85%, due 6/15/13                    3,250,000       3,062,491
Consumers Energy Co.
  Series F
  4.00%, due 5/15/10                    3,500,000       3,473,788
Entergy Mississippi, Inc.
  5.15%, due 2/1/13                       500,000         489,192



36    MainStay VP Bond Portfolio    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                        PRINCIPAL
                                           AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
ELECTRIC (CONTINUED)
Florida Power Corp.
  6.40%, due 6/15/38                 $  1,175,000   $   1,193,398
IES Utilities, Inc.
  Series B
  6.75%, due 3/15/11                      500,000         520,054
Nevada Power Co.
  6.50%, due 4/15/12                    3,500,000       3,613,379
Niagara Mohawk Power Corp.
  7.75%, due 10/1/08                      750,000         756,347
Pacific Gas & Electric Co.
  5.625%, due 11/30/17                  2,000,000       1,992,238
Pepco Holdings, Inc.
  6.45%, due 8/15/12                    2,125,000       2,164,198
Public Service Co. of New
  Mexico
  4.40%, due 9/15/08                      500,000         498,271
Union Electric Co.
  6.70%, due 2/1/19                     2,750,000       2,785,535
                                                    -------------
                                                       22,005,910
                                                    -------------

FOOD (0.9%)
Kellogg Co.
  Series B
  6.60%, due 4/1/11                     2,605,000       2,740,715
Kroger Co. (The)
  7.70%, due 6/1/29                     1,000,000       1,083,119
Safeway, Inc.
  6.50%, due 3/1/11                     2,125,000       2,197,796
                                                    -------------
                                                        6,021,630
                                                    -------------

GAS (0.1%)
Atmos Energy Corp.
  4.00%, due 10/15/09                   1,000,000         989,243
                                                    -------------


HEALTH CARE--PRODUCTS (0.2%)
Johnson & Johnson
  5.15%, due 7/15/18                    1,500,000       1,516,314
                                                    -------------


HOME BUILDERS (0.2%)
Pulte Homes, Inc.
  7.875%, due 8/1/11                    1,100,000       1,083,500
                                                    -------------


INSURANCE (1.1%)
CIGNA Corp.
  7.00%, due 1/15/11                      500,000         514,396
Everest Reinsurance
  Holdings, Inc.
  8.75%, due 3/15/10                    2,000,000       2,132,934
Principal Life Income
  Funding Trust
  5.20%, due 11/15/10                   1,000,000         989,868
  5.30%, due 12/14/12                   3,600,000       3,602,016
                                                    -------------
                                                        7,239,214
                                                    -------------

MEDIA (0.7%)
Comcast Cable Communications
  Holdings, Inc.
  8.375%, due 3/15/13                   2,100,000       2,311,611
Time Warner Cable, Inc.
  5.85%, due 5/1/17                     2,340,000       2,222,534
                                                    -------------
                                                        4,534,145
                                                    -------------

MINING (0.2%)
Vulcan Materials Co.
  6.00%, due 4/1/09                     1,500,000       1,519,687
                                                    -------------


MISCELLANEOUS--MANUFACTURING (0.3%)
Parker Hannifin Corp.
  7.30%, due 5/15/11                    2,000,000       2,232,378
                                                    -------------


OIL & GAS (0.2%)
ConocoPhillips
  5.90%, due 5/15/38                      500,000         493,038
Motiva Enterprises LLC
  5.20%, due 9/15/12 (a)                  600,000         604,596
                                                    -------------
                                                        1,097,634
                                                    -------------

OIL & GAS SERVICES (0.2%)
Cameron International Corp.
  7.00%, due 7/15/38                    1,175,000       1,173,429
                                                    -------------


PHARMACEUTICALS (0.9%)
Bristol-Myers Squibb Co.
  5.875%, due 11/15/36                  2,000,000       1,865,698
Cardinal Health, Inc.
  5.50%, due 6/15/13                    1,400,000       1,396,891
Eli Lilly & Co.
  4.50%, due 3/15/18                    1,500,000       1,406,543
GlaxoSmithKline Capital,
  Inc.
  6.375%, due 5/15/38                   1,650,000       1,637,843
                                                    -------------
                                                        6,306,975
                                                    -------------

REAL ESTATE (0.4%)
AMB Property, L.P.
  5.45%, due 12/1/10                    2,175,000       2,196,019
Regency Centers, L.P.
  7.95%, due 1/15/11                      750,000         765,290
                                                    -------------
                                                        2,961,309
                                                    -------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              37

                                        PRINCIPAL
                                           AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
REAL ESTATE INVESTMENT TRUSTS (1.2%)
AvalonBay Communities, Inc.
  6.625%, due 9/15/11                $  1,000,000   $   1,023,611
Federal Realty Investment
  Trust
   5.65%, due 6/1/16                    1,000,000         910,329
Liberty Property, L.P.
  8.50%, due 8/1/10                       500,000         522,091
ProLogis
  5.625%, due 11/15/16                    500,000         463,074
Rouse Co. (The)
  3.625%, due 3/15/09                   1,000,000         962,076
Simon Property Group, Inc.
  6.125%, due 5/30/18                   2,250,000       2,188,791
Weingarten Realty Investors
  7.00%, due 7/15/11                    2,000,000       1,970,264
                                                    -------------
                                                        8,040,236
                                                    -------------

RETAIL (0.3%)
Home Depot, Inc.
  5.875%, due 12/16/36                    350,000         285,924
J.C. Penney Co., Inc.
  8.00%, due 3/1/10                       420,000         435,703
Macy's Retail Holdings, Inc.
  6.30%, due 4/1/09                     1,000,000         996,076
Yum! Brands, Inc.
  6.875%, due 11/15/37                    500,000         461,408
                                                    -------------
                                                        2,179,111
                                                    -------------

TELECOMMUNICATIONS (0.9%)
AT&T, Inc.
  6.40%, due 5/15/38                    1,250,000       1,196,603
Embarq Corp.
  7.995%, due 6/1/36                      250,000         236,496
SBC Communications, Inc.
  5.10%, due 9/15/14                    1,500,000       1,470,407
  5.875%, due 2/1/12                    2,500,000       2,562,845
Sprint Capital Corp.
  8.75%, due 3/15/32                      715,000         681,038
                                                    -------------
                                                        6,147,389
                                                    -------------

TRANSPORTATION (0.8%)
Burlington Northern Santa Fe
  Corp.
  6.15%, due 5/1/37                     1,175,000       1,107,078
Norfolk Southern Corp.
  5.75%, due 4/1/18 (a)                 2,100,000       2,066,795
Union Pacific Corp.
  5.75%, due 11/15/17                   2,585,000       2,542,616
                                                    -------------
                                                        5,716,489
                                                    -------------

TRUCKING & LEASING (0.3%)
TTX Co.
  5.00%, due 4/1/12 (a)                 2,050,000       2,124,267
                                                    -------------
Total Corporate Bonds
  (Cost $134,160,276)                                 132,491,483
                                                    -------------


MEDIUM-TERM NOTES (0.3%)
-----------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.2%)
Morgan Stanley
  6.625%, due 4/1/18                    1,500,000       1,421,288
                                                    -------------


REAL ESTATE (0.1%)
AMB Property, L.P.
  6.30%, due 6/1/13                     1,000,000         993,746
                                                    -------------
Total Medium-Term Notes
  (Cost $2,541,925)                                     2,415,034
                                                    -------------



MORTGAGE-BACKED SECURITIES (6.3%)
-----------------------------------------------------------------

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (6.3%)
 vBanc of America Commercial
  Mortgage, Inc.
  Series 2006-6, Class A2
  5.309%, due 10/10/45                  3,500,000       3,453,358
  Series 2006-4, Class A3A
  5.60%, due 7/10/46 (c)                1,000,000         979,668
  Series 2006-2, Class AAB
  5.911%, due 5/10/45 (c)               2,000,000       1,964,254
Banc of America Funding
  Corp.
  Series 2006-7, Class T2A3
  5.695%, due 10/25/36                  1,000,000         892,981
Bear Stearns Adjustable Rate
  Mortgage Trust
  Series 2005-8, Class A4
  5.094%, due 8/25/35 (a)(c)              500,000         461,521
 vBear Stearns Commercial
  Mortgage Securities
  Series 2006-PW13, Class A3
  5.518%, due 9/11/41                   1,000,000         955,773
  Series 2006-PW11, Class A3
  5.623%, due 3/11/39 (c)               1,000,000         952,806
  Series 2006-PW11, Class AM
  5.623%, due 3/11/39 (c)                 500,000         461,958
  Series 2007-PW17, Class A3
  5.736%, due 6/11/50                   1,000,000         947,327
  Series 2007-T28, Class A3
  5.793%, due 9/11/42                   5,000,000       4,750,285
  Series 2006-PW12, Class
  AAB
  5.877%, due 9/11/38 (c)               1,000,000         980,052



38    MainStay VP Bond Portfolio    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                        PRINCIPAL
                                           AMOUNT           VALUE
MORTGAGE-BACKED SECURITIES (CONTINUED)
COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (CONTINUED)
Credit Suisse Mortgage
  Capital Certificates
  Series 2006-C1, Class AM
  5.733%, due 2/15/39 (c)            $  5,000,000   $   4,639,146
 vJP Morgan Chase Commercial
  Mortgage Securities Corp.
  Series 2006-CB16, Class
  A3B
  5.579%, due 5/12/45 (c)               1,000,000         957,966
  Series 2007-CB20, Class A3
  5.819%, due 2/12/51                   1,000,000         951,800
  Series 2007-CIBC19, Class
  A3
  5.937%, due 2/12/49 (c)               6,000,000       5,623,591
  Series 2007-LD12, Class A3
  6.189%, due 2/15/51 (c)               1,000,000         962,766
LB-UBS Commercial Mortgage
  Trust
  Series 2007-C6, Class AAB
  5.855%, due 7/15/40                   1,000,000         970,325
  Series 2007-C6, Class A3
  5.933%, due 7/15/40                   1,000,000         957,224
  Series 2006-C4, Class AAB
  6.055%, due 6/15/32 (c)               1,225,000       1,208,721
Merrill Lynch Mortgage Trust
  Series 2005-LC1, Class A3
  5.289%, due 1/12/44 (c)               2,500,000       2,463,968
Merrill Lynch/Countrywide
  Commercial Mortgage Trust
  Series 2007-8, Class A2
  6.119%, due 8/12/49 (c)               1,000,000         983,719
Morgan Stanley Capital I
  Series 2007-IQ14, Class
  AAB
  5.654%, due 4/15/49 (c)               1,000,000         956,929
  Series 2006-HQ9, Class AM
  5.773%, due 7/12/44 (c)               1,000,000         929,359
Structured Adjustable Rate
  Mortgage Loan Trust
  Series 2006-8, Class 4A3
  5.73%, due 9/25/36 (c)                1,000,000         803,126
TBW Mortgage-Backed
  Pass-Through Certificates
  Series 2006-6, Class A2B
  5.66%, due 1/25/37                    2,000,000       1,851,783
Wachovia Bank Commercial
  Mortgage Trust
  Series 2006-C29, Class AM
  5.339%, due 11/15/48                  2,000,000       1,800,387
                                                    -------------
Total Mortgage-Backed
  Securities
  (Cost $45,420,014)                                   42,860,793
                                                    -------------


U.S. GOVERNMENT & FEDERAL AGENCIES (66.0%)
-----------------------------------------------------------------

FEDERAL HOME LOAN MORTGAGE CORPORATION (4.2%)
  3.75%, due 6/28/13                   10,400,000      10,209,430
  4.50%, due 1/15/14                   15,000,000      15,181,245
  5.125%, due 4/18/11                   3,000,000       3,123,855
                                                    -------------
                                                       28,514,530
                                                    -------------

FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) (20.5%)
  4.50%, due 4/1/22                     2,601,709       2,530,487
  4.50%, due 5/1/22                        74,162          71,737
  4.50%, due 4/1/23                     3,466,016       3,351,638
  4.50%, due 9/1/35                     1,927,038       1,789,172
  4.50%, due 11/1/37                      944,861         876,767
  5.00%, due 10/1/20                    1,389,305       1,379,117
  5.00%, due 12/1/20                    4,283,260       4,251,849
  5.00%, due 1/1/21                       667,677         661,112
  5.00%, due 5/1/21                     1,262,164       1,252,908
  5.00%, due 4/1/23                     4,924,059       4,869,976
  5.00%, due 8/1/35                       972,706         935,337
  5.00%, due 8/1/37                     4,750,088       4,555,724
  5.50%, due 12/1/18                    1,123,446       1,138,554
  5.50%, due 9/1/21                     2,231,767       2,248,179
  5.50%, due 6/1/22                     1,907,729       1,921,759
  5.50%, due 8/1/22                    12,782,412      12,869,706
  5.50%, due 9/1/22                     2,903,721       2,923,552
  5.50%, due 12/1/22                      644,460         648,861
  5.50%, due 6/1/37                    16,539,948      16,309,940
  5.50%, due 7/1/37                     8,706,952       8,585,871
  5.50%, due 8/1/37                     2,139,743       2,109,987
  5.50%, due 9/1/37                    14,278,717      14,080,153
  5.50%, due 10/1/37                    3,932,942       3,878,249
  5.50%, due 11/1/37                      940,250         927,174
  5.50%, due 12/1/37                    4,203,540       4,145,085
  5.50%, due 1/1/38                     4,146,045       4,088,389
  6.00%, due 7/1/21                     5,595,371       5,734,136
  6.00%, due 8/1/21                     1,740,627       1,783,794
  6.00%, due 8/1/36                     7,481,627       7,567,987
  6.00%, due 2/1/37                       924,497         935,168
  6.00%, due 6/1/37                     6,234,000       6,304,011
  6.00%, due 8/1/37                     5,231,801       5,290,557
  6.00%, due 9/1/37                     5,718,565       5,782,787


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              39

                                        PRINCIPAL
                                           AMOUNT           VALUE

U.S. GOVERNMENT & FEDERAL AGENCIES
(CONTINUED)
FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
  6.00%, due 11/1/37                 $  2,558,076   $   2,586,804
  6.50%, due 7/1/17                       201,422         209,819
  6.50%, due 11/1/35                      293,357         303,527
  7.00%, due 1/1/33                     1,094,482       1,155,759
  7.00%, due 9/1/33                       375,600         396,177
                                                    -------------
                                                      140,451,809
                                                    -------------


FEDERAL NATIONAL MORTGAGE ASSOCIATION (1.5%)
  4.375%, due 9/13/10                  10,000,000      10,226,430
                                                    -------------


FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (11.7%)
  4.00%, due 10/1/20                          889             838
  4.00%, due 3/1/22                       457,853         430,485
  5.00%, due 1/1/21                       243,181         241,658
  5.00%, due 8/1/22                     1,835,024       1,816,838
  5.00%, due 4/1/23                     2,967,222       2,937,815
  5.00%, due 3/1/34                     2,215,385       2,134,428
  5.00%, due 4/1/34                     6,739,647       6,493,360
  5.00%, due 5/1/37                        20,658          19,821
  5.00%, due 5/1/38                       399,551         383,327
  5.50%, due 5/1/16                        90,042          91,578
  5.50%, due 1/1/21                        24,822          25,109
  5.50%, due 12/1/21                      125,509         126,567
  5.50%, due 1/1/22                       751,468         757,801
  5.50%, due 2/1/22                       827,472         834,011
  5.50%, due 3/1/22                       565,267         570,031
  5.50%, due 4/1/22                       176,327         177,720
  5.50%, due 7/1/22                     1,979,706       1,995,351
  5.50%, due 8/1/22                       948,447         955,942
  5.50%, due 10/1/22                      663,754         668,999
  5.50%, due 11/1/22                      933,902         941,282
  5.50%, due 12/1/22                       24,114          24,305
  5.50%, due 5/1/23                       589,996         594,599
  5.50%, due 6/1/23                       405,886         409,094
  5.50%, due 7/1/23 TBA (e)             1,000,000       1,006,562
  5.50%, due 7/1/35                       611,839         604,944
  5.50%, due 7/1/37                     4,450,476       4,392,422
  5.50%, due 7/1/38 TBA (e)            25,000,000      24,640,625
  6.00%, due 2/1/14                       282,256         290,441
  6.00%, due 6/1/21                       398,412         408,920
  6.00%, due 7/1/21                       905,884         929,777
  6.00%, due 1/1/36                     1,054,908       1,065,766
  6.00%, due 3/1/36                     1,976,575       1,996,920
  6.00%, due 6/1/36                     2,277,807       2,301,253
  6.00%, due 7/1/36                     1,756,944       1,775,028
  6.00%, due 11/1/36                    1,964,895       1,985,120
  6.00%, due 6/1/37                     1,830,522       1,848,974
  6.00%, due 7/1/37                     1,823,537       1,841,919
  6.00%, due 8/1/37                       994,628       1,004,655
  6.00%, due 11/1/37                    3,962,711       4,002,657
  6.00%, due 2/1/38                     1,966,584       1,986,408
  6.00%, due 4/1/38                       999,070       1,009,041
  6.50%, due 11/1/09                       41,567          41,736
  6.50%, due 10/1/36                    1,911,878       1,970,989
  6.50%, due 8/1/37                       411,827         424,472
  6.50%, due 10/1/37                    1,450,621       1,495,163
  7.00%, due 9/1/37                       489,058         513,188
  7.00%, due 10/1/37                       34,804          36,521
  7.00%, due 11/1/37                       31,993          33,571
  7.50%, due 7/1/28                       127,020         137,228
                                                    -------------
                                                       80,375,259
                                                    -------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (5.3%)
  4.50%, due 9/15/35                      475,439         443,634
  5.00%, due 12/15/37                      92,649          89,925
  5.00%, due 5/15/38                    2,400,000       2,329,429
  5.50%, due 7/15/35                    1,365,031       1,362,004
  5.50%, due 8/15/35                      604,432         603,092
  5.50%, due 5/15/36                      832,509         830,133
  5.50%, due 7/15/36                    2,826,767       2,818,698
  5.50%, due 11/15/36                     792,980         790,717
  5.50%, due 5/15/37                    1,274,220       1,270,201
  5.50%, due 4/15/38                      995,668         992,527
  6.00%, due 1/15/36                    1,923,623       1,956,211
  6.00%, due 4/15/36                      843,786         858,080
  6.00%, due 10/15/36                     890,752         905,841
  6.00%, due 4/15/37                      108,385         110,188
  6.00%, due 9/15/37                    4,704,007       4,782,283
  6.00%, due 10/15/37                   1,879,140       1,910,410
  6.00%, due 11/15/37                   1,727,698       1,756,448
  6.00%, due 12/15/37                   6,873,404       6,986,453
  6.00%, due 4/15/38                      997,570       1,014,170
  6.50%, due 1/15/36                      718,122         742,932
  6.50%, due 3/15/36                      374,709         387,654
  6.50%, due 6/15/36                    1,399,824       1,448,186
  6.50%, due 9/15/36                      339,290         351,011
  6.50%, due 7/15/37                    1,461,286       1,511,332
  7.00%, due 7/15/31                      118,862         126,530
                                                    -------------
                                                       36,378,089
                                                    -------------





40    MainStay VP Bond Portfolio    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                        PRINCIPAL
                                           AMOUNT           VALUE

U.S. GOVERNMENT & FEDERAL AGENCIES
(CONTINUED)
UNITED STATES TREASURY BONDS (1.2%)
  4.375%, due 2/15/38 (f)            $  3,070,000   $   2,992,292
  5.00%, due 5/15/37 (f)                5,095,000       5,475,535
                                                    -------------
                                                        8,467,827
                                                    -------------
UNITED STATES TREASURY NOTES (21.6%)
  2.625%, due 5/31/10 (f)              31,750,000      31,769,844
  2.875%, due 6/30/10                   1,000,000       1,004,922
  3.50%, due 5/31/13 (f)               53,650,000      54,048,190
  3.50%, due 2/15/18 (f)               22,430,000      21,590,625
  3.875%, due 5/15/18 (f)              18,742,000      18,585,336
  4.875%, due 5/31/11                  20,000,000      21,106,240
                                                    -------------
                                                      148,105,157
                                                    -------------
Total U.S. Government & Federal Agencies
  (Cost $453,479,440)                                 452,519,101
                                                    -------------



YANKEE BONDS (2.2%) (G)
-----------------------------------------------------------------

BANKS (0.4%)
Barclays Bank PLC
  5.45%, due 9/12/12                    2,000,000       2,023,236
Nordea Bank Sweden AB
  5.25%, due 11/30/12(a)                  800,000         797,288
                                                    -------------
                                                        2,820,524
                                                    -------------


BEVERAGES (0.5%)
Diageo Capital PLC
  5.125%, due 1/30/12                   2,350,000       2,370,492
Molson Coors Capital Finance
  ULC
  4.85%, due 9/22/10                    1,500,000       1,502,081
                                                    -------------
                                                        3,872,573
                                                    -------------


ELECTRIC (0.1%)
E.ON International Finance
  B.V.
  6.65%, due 4/30/38(a)                   850,000         846,288
                                                    -------------


PIPELINES (0.1%)
TransCanada Pipeline, Ltd.
  4.00%, due 6/15/13                      500,000         470,225
                                                    -------------


REAL ESTATE (0.3%)
Westfield Capital Corp.,
  Ltd./WT Finance Aust Pty,
  Ltd./WEA Finance LLC
  4.375%, due 11/15/10(a)               2,000,000       1,962,720
                                                    -------------


TELECOMMUNICATIONS (0.7%)
Telecom Italia Capital S.A.
  4.00%, due 1/15/10                      375,000         369,958
  5.25%, due 10/1/15                      250,000         228,789
  7.721%, due 6/4/38                    1,500,000       1,524,209
Telefonica Europe B.V.
  7.75%, due 9/15/10                      500,000         526,976
Vadafone Group PLC
  7.75%, due 2/15/10                    2,000,000       2,089,934
                                                    -------------
                                                        4,739,866
                                                    -------------
Total Yankee Bonds
  (Cost $14,638,231)                                   14,712,196
                                                    -------------
Total Long-Term Bonds
  (Cost $691,731,416)                                 680,084,380
                                                    -------------



SHORT-TERM INVESTMENTS (22.7%)
-----------------------------------------------------------------

FEDERAL AGENCY (3.4%)
Federal Home Loan Bank
  (Discount Note)
  2.00%, due 7/1/08                    23,300,000      23,300,000
                                                    -------------
Total Federal Agency
  (Cost $23,300,000)                                   23,300,000
                                                    -------------




                                           SHARES
INVESTMENT COMPANY (19.3%)
State Street Navigator
  Securities
  Lending Prime Portfolio
  (h)                                 132,045,775     132,045,775
                                                    -------------
Total Investment Company
  (Cost $132,045,775)                                 132,045,775
                                                    -------------
Total Short-Term Investments
  (Cost $155,345,775)                                 155,345,775
                                                    -------------
Total Investments
  (Cost $847,077,191) (j)                   121.9%    835,430,155
Liabilities in Excess of
  Cash and Other Assets                     (21.9)   (150,278,006)
                                            -----    ------------
Net Assets                                  100.0%  $ 685,152,149
                                            -----    ------------
                                            -----    ------------





                            CONTRACTS         UNREALIZED
                                 LONG   APPRECIATION (I)
FUTURES CONTRACTS (0.0%)++
--------------------------------------------------------

United States Treasury
  Note
  September 2008 (2 Year)         425            $82,688
                                                 -------

Total Future Contracts
  (Settlement Value
  $89,761,329)                                   $82,688
                                                 =======





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              41

++   Less than one-tenth of a percent.
+++  All of the Portfolio's liquid assets are
     "earmarked"  to cover potential senior
     securities transactions which may
     include, but are not limited to, swaps,
     forwards, TBA's, options and futures.
     These securities are marked-to-market
     daily and reviewed against the value of
     the Portfolio's potential senior
     securities holdings to ensure proper
     coverage for these transactions.
(a)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b)  Subprime mortgage investment and other
     asset-backed securities. The total market
     value of these securities at June 30,
     2008 is $15,422,439, which represents
     2.3% of the Portfolio's net assets.
(c)  Floating rate. Rate shown is the rate in
     effect at June 30, 2008.
(d)  Fair valued security. The total market
     value of this security at June 30, 2008
     is $3,474,975, which represents 0.5% of
     the Portfolio's net assets.
(e)  TBA: Securities purchased on a forward
     commitment basis with an approximate
     principal amount and maturity date. The
     actual principal amount and maturity date
     will be determined upon settlement. The
     market value of these securities at June
     30, 2008 is $25,647,187, which represents
     3.7% of the Portfolio's net assets.
(f)  Represents a security, or a portion
     thereof, which is out on loan. The
     aggregate market value of such securities
     is $129,357,938; cash collateral of
     $132,045,775 (included in liabilities)
     was received with which the Portfolio
     purchased highly liquid short-term
     investments.
(g)  Yankee Bond--dollar-denominated bond
     issued in the United States by a foreign
     bank or corporation.
(h)  Represents a security, or a portion
     thereof, purchased with cash collateral
     received for securities on loan.
(i)  Represents the difference between the
     value of the contracts at the time they
     were opened and the value at June 30,
     2008.
(j)  At June 30, 2008, cost is $847,181,779
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation      $  2,834,633
Gross unrealized depreciation       (14,586,257)
                                   ------------
Net unrealized depreciation        $(11,751,624)
                                   ============






42    MainStay VP Bond Portfolio    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2008 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost
  $847,077,191) including
  $129,357,938 market
  value of securities loaned         $835,430,155
Cash                                      104,192
Receivables:
  Investment securities sold            6,008,327
  Dividends and interest                4,819,467
  Fund shares sold                        457,760
  Variation margin on futures
     contracts                             46,484
Other assets                               12,388
                                     ------------
     Total assets                     846,878,773
                                     ------------

LIABILITIES:
Securities lending collateral         132,045,775
Payables:
  Investment securities purchased      28,867,408
  Fund shares redeemed                    314,236
  Manager (See Note 3)                    285,996
  Shareholder communication               113,396
  NYLIFE Distributors (See Note 3)         36,825
  Professional fees                        35,651
  Custodian                                24,805
  Directors                                 2,532
                                     ------------
     Total liabilities                161,726,624
                                     ------------
Net assets                           $685,152,149
                                     ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    489,309
Additional paid-in capital            651,422,841
                                     ------------
                                      651,912,150
Accumulated undistributed net
  investment income                    43,391,936
Accumulated undistributed net
  realized gain on investments          1,412,411
Net unrealized depreciation on
  investments                         (11,564,348)
                                     ------------
Net assets                           $685,152,149
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $508,808,260
                                     ============
Shares of capital stock outstanding    36,285,275
                                     ============
Net asset value per share
  outstanding                        $      14.02
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $176,343,889
                                     ============
Shares of capital stock outstanding    12,645,614
                                     ============
Net asset value per share
  outstanding                        $      13.95
                                     ============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              43

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2008 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Interest                            $ 16,957,391
  Income from securities
     loaned--net                           725,655
                                      ------------
     Total income                       17,683,046
                                      ------------
EXPENSES:
  Manager (See Note 3)                   1,142,042
  Administration (See Note 3)              456,117
  Distribution and service--Service
     Class
     (See Note 3)                          206,783
  Shareholder communication                 69,248
  Professional fees                         51,019
  Custodian                                 32,137
  Directors                                 12,179
  Miscellaneous                             13,002
                                      ------------
     Total expenses                      1,982,527
                                      ------------
Net investment income                   15,700,519
                                      ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain on:
  Security transactions                  1,225,762
  Futures transactions                      96,732
                                      ------------
Net realized gain on investments
  and futures transactions               1,322,494
                                      ------------
Net change in unrealized
  appreciation on:
  Security transactions                (15,001,517)
  Futures contracts                         82,688
                                      ------------
Net change in unrealized
  appreciation on investments and
  futures contracts                    (14,918,829)
                                      ------------
Net realized and unrealized loss on
  investments                          (13,596,335)
                                      ------------
Net increase in net assets
  resulting from operations           $  2,104,184
                                      ============







44    MainStay VP Bond Portfolio    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2008 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2007


                                   2008           2007
INCREASE IN NET ASSETS:
Operations:
 Net investment income         $ 15,700,519   $ 27,515,280
 Net realized gain on
  investments and futures
  transactions                    1,322,494      4,882,231
 Net change in unrealized
  appreciation (depreciation)
  on investments and futures
  contracts                     (14,918,829)     4,596,465
                               ---------------------------
 Net increase in net assets
  resulting from operations       2,104,184     36,993,976
                               ---------------------------
Dividends to shareholders:
 From net investment income:
    Initial Class                        --    (17,763,775)
    Service Class                        --     (4,621,525)
                               ---------------------------
 Total dividends to
  shareholders                           --    (22,385,300)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                        121,590,298    169,329,827
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends              --     22,385,300
 Cost of shares redeemed        (87,029,092)   (71,328,989)
                               ---------------------------
    Increase in net assets
     derived from capital
     share transactions          34,561,206    120,386,138
                               ---------------------------
    Net increase in net
     assets                      36,665,390    134,994,814

NET ASSETS:
Beginning of period             648,486,759    513,491,945
                               ---------------------------
End of period                  $685,152,149   $648,486,759
                               ===========================
Accumulated undistributed net
 investment income at end of
 period                        $ 43,391,936   $ 27,691,417
                               ===========================






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              45

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                         INITIAL CLASS
                            ----------------------------------------------------------------------

                            SIX MONTHS
                               ENDED
                             JUNE 30,                      YEAR ENDED DECEMBER 31,
                            ----------------------------------------------------------------------

                               2008*        2007        2006        2005        2004        2003

Net asset value at
  beginning of period        $  13.96     $  13.60    $  13.16    $  13.31    $  13.41    $  13.73
                             --------     --------    --------    --------    --------    --------
Net investment income            0.32(b)      0.53        0.58        0.53(b)     0.47        0.52(b)
Net realized and
  unrealized gain (loss)
  on investments                (0.26)        0.35        0.02       (0.24)       0.08        0.10
                             --------     --------    --------    --------    --------    --------
Total from investment
  operations                     0.06         0.88        0.60        0.29        0.55        0.62
                             --------     --------    --------    --------    --------    --------
Less dividends and
  distributions:
  From net investment
     income                        --        (0.52)      (0.16)      (0.44)      (0.50)      (0.59)
  From net realized gain
     on investments                --           --          --          --       (0.15)      (0.35)
                             --------     --------    --------    --------    --------    --------
Total dividends and
  distributions                    --        (0.52)      (0.16)      (0.44)      (0.65)      (0.94)
                             --------     --------    --------    --------    --------    --------
Net asset value at end of
  period                     $  14.02     $  13.96    $  13.60    $  13.16    $  13.31    $  13.41
                             ========     ========    ========    ========    ========    ========
Total investment return
  (i)                            0.44%(e)     6.52%       4.55%       2.18%(d)    4.09%       4.52%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income          4.62%+       4.89%       4.66%       3.96%       3.36%       3.75%
  Net expenses                   0.52%+       0.50%       0.52%       0.36%       0.54%       0.54%
  Expenses (before
     reimbursement)              0.52%+       0.50%       0.52%       0.51%       0.54%       0.54%
Portfolio turnover rate           209%(h)      265%(h)     166%(h)     277%(h)     335%        149%
Net assets at end of
  period (in 000's)          $508,808     $508,892    $410,139    $377,607    $421,046    $485,033




*    Unaudited.
+    Annualized.
(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs.  If these nonrecurring reimbursements had not been made, the total return would have been 2.03% and 1.77% for Initial Class shares and Service
     Class shares, respectively for the year ended December 31, 2005.
(e)  Total return is not annualized.
(f)  Less than one-tenth of a percent.
(g)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
(h)  The portfolio turnover rates not including mortgage dollar rolls were 207%,
     256%, 147% and 161% for the period ended June 30, 2008, and for the years ended December 31, 2007, 2006 and 2005, respectively.
(i)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





46    MainStay VP Bond Portfolio    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                    SERVICE CLASS
      ------------------------------------------------------------------------
                                                                     JUNE 4,
      SIX MONTHS                                                     2003(A)
         ENDED                                                       THROUGH
       JUNE 30,               YEAR ENDED DECEMBER 31,             DECEMBER 31,
      ------------------------------------------------------------------------

         2008*        2007        2006        2005       2004         2003

       $  13.90     $  13.55    $  13.12    $ 13.29    $ 13.40       $ 14.33
       --------     --------    --------    -------    -------       -------
           0.31(b)      0.49        0.57       0.50(b)    0.46          0.28(b)
          (0.26)        0.35        0.00(c)   (0.25)      0.05         (0.28)
       --------     --------    --------    -------    -------       -------
           0.05         0.84        0.57       0.25       0.51          0.00(c)
       --------     --------    --------    -------    -------       -------

             --        (0.49)      (0.14)     (0.42)     (0.47)        (0.58)
             --           --          --         --      (0.15)        (0.35)
       --------     --------    --------    -------    -------       -------
             --        (0.49)      (0.14)     (0.42)     (0.62)        (0.93)
       --------     --------    --------    -------    -------       -------
       $  13.95     $  13.90    $  13.55    $ 13.12    $ 13.29       $ 13.40
       ========     ========    ========    =======    =======       =======
           0.32%(e)     6.25%       4.29%      1.89%(d)   3.83%         0.00%(e)(f)

           4.38%+       4.64%       4.41%      3.71%      3.11%         3.50%+(g)
           0.77%+       0.75%       0.77%      0.61%      0.79%         0.79%+
           0.77%+       0.75%       0.77%      0.76%      0.79%         0.79%+
            209%(h)      265%(h)     166%(h)    277%(h)    335%          149%
       $176,344     $139,595    $103,352    $90,392    $61,720       $19,603




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              47

MAINSTAY VP CASH MANAGEMENT PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON*


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.


INITIAL CLASS                                                     AS OF 6/30/08
--------------------------------------------------------------------------------


                               SIX      ONE      FIVE         TEN
TOTAL RETURNS                MONTHS    YEAR    YEARS(1)    YEARS(1)
-------------------------------------------------------------------
After Portfolio operating
  expenses                    1.43%    3.83%     2.98%       3.39%
7-DAY CURRENT YIELD: 1.96%(2)




(After Portfolio operating expenses)


                                   MAINSTAY VP      LIPPER MONEY
                                 CASH MANAGEMENT     MARKET FUND
                                    PORTFOLIO           INDEX
                                 ---------------    ------------
06/30/98                              10000             10000
                                      10485             10477
                                      11055             11035
                                      11678             11645
                                      11930             11891
                                      12044             12005
                                      12113             12064
                                      12311             12256
                                      12806             12707
                                      13435             13320
06/30/08                              13950             13828







 BENCHMARK PERFORMANCE                      SIX        ONE        FIVE       TEN
                                           MONTHS      YEAR      YEARS      YEARS
----------------------------------------------------------------------------------
Lipper Money Market Fund Index(3)           1.43%      3.81%      2.87%      3.29%
Average Lipper Variable Products Money
  Market Portfolio(4)                       1.35       3.72       2.87       3.34



* Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
1. Performance figures shown for the five-year and ten-year periods ended 6/30/08 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 2.65% and 3.22% for Initial Class shares for the five-year and ten-year periods, respectively.


2. As of 6/30/08, MainStay VP Cash Management Portfolio had an effective 7-day yield of 1.98% and a current yield of 1.96%. The current yield is more reflective of the Portfolio's earnings than the total return.
3. Please refer to page 29 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4. This benchmark is a product of Lipper Inc.




48    MainStay VP Cash Management Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP CASH MANAGEMENT PORTFOLIO
--------------------------------------------------------------------------------


The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2008, to June 30, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2008, to June 30, 2008. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended June 30, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      1/1/08         6/30/08       PERIOD(1)         6/30/08        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00       $1,014.30        $2.35          $1,022.53         $2.36
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's net annualized expense ratio of 0.47% multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the one-half year period).





                                                   mainstayinvestments.com    49

PORTFOLIO COMPOSITION AS OF JUNE 30, 2008

(PORTFOLIO COMPOSITION PIE CHART)



* Less than one-tenth of a percent.

See Portfolio of Investments on page 53 for specific holdings within these categories.



50    MainStay VP Cash Management Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS CLAUDE ATHAIDE, PH.D., CFA, AND GARY GOODENOUGH OF MACKAY SHIELDS LLC, THE PORTFOLIO'S SUBADVISOR.

HOW DID MAINSTAY VP CASH MANAGEMENT PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2008?

For the seven-day period ended June 30, 2008, Initial Class shares of MainStay VP Cash Management Portfolio provided a current yield of 1.96% and an effective yield of 1.98%. For the six months ended June 30, 2008, MainStay VP Cash Management Portfolio returned 1.43% for Initial Class shares. The Portfolio outperformed the 1.35% return of the average Lipper(1) Variable Products Money Market Portfolio and equaled the 1.43% return of the Lipper Money Market Fund Index(1) for the six months ended June 30, 2008.

WHAT FACTORS CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE DURING THE FIRST HALF OF 2008?

Tighter credit conditions and disruptions in the financial markets since the summer of 2007 have had a substantial negative impact on the U.S. economy. After increasing at an average rate of more than 4% during the second and third quarters of 2007, real gross domestic product (GDP) declined at a 0.2% seasonally adjusted annual rate in the fourth quarter of 2007 and increased at a 0.9% seasonally adjusted annual rate in the first quarter of 2008. The slowdown in output growth has had a negative impact on the demand for labor. Nonfarm payrolls have declined by 438,000 this year and the unemployment rate has risen from 5% to 5.5%. Despite a weak labor market, growth in the second quarter is expected to be stronger as consumer spending was boosted by income-tax rebates that were mailed out during the quarter.

The market trend toward lower-risk securities (known as a "flight-to-quality") that began during the second half of 2007 continued during the first three months of 2008. In the first quarter, investors focused on how exposure to mortgage-backed securities and other assets might lead to potential losses by financial institutions. Uncertainty about the fate of the two largest monoline bond insurers, MBIA and Ambac, also weighed on the credit markets. Financial institutions faced funding costs, and Bear Stearns' liquidity deteriorated enough for the company to seek an emergency loan from the New York Federal Reserve Bank in mid-March 2008.

The difference between the three-month Treasury-bill yield and three-month LIBOR(2) (known as "the TED spread" and used as a measure of credit risk) rose to 203 basis points in March on the news that Bear Stearns was seeking emergency funding from the Federal Reserve. (A basis point is one-hundredth of a percentage point.) As investors continued to seek the safety of U.S. Treasury securities, the yield on the three-month Treasury bill fell below 0.5% in March.

ASIDE FROM THE BEAR STEARNS BAILOUT, HOW DID THE FEDERAL RESERVE INFLUENCE THE MARKET FOR SHORT-TERM SECURITIES?

In successive moves over the course of the reporting period, the Federal Open Market Committee (FOMC) lowered the federal funds target rate by a total of 225 basis points, bringing the federal funds target rate down to 2.00%. The Federal Reserve also announced other measures to improve liquidity in the credit markets.

DID YIELDS CONTINUE TO DROP?

No. After declining during the first quarter of 2008, yields rose during the second quarter, in part because of a reversal in the flight-to-quality trade as investors felt that the measures implemented by the Federal Reserve would reduce systemic risk should another financial firm fail. Higher inflation data and economic growth that was not as weak as initially feared also contributed to the rise in yields. The yield on the three-month Treasury bill ended the reporting period at 1.74%, considerably higher than mid-March levels but approximately 1.5% lower than at the beginning of 2008.


An investment in the Portfolio is not insured by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. The Portfolio can invest in foreign securities, which may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, and changes in tax or currency laws or monetary policy. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio and may result in a loss to the Portfolio.

1. Please refer to page 29 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices and service providers mentioned in the reports.
2. London interbank offered rates (LIBOR) are interest rates that are widely used as a reference rate in bank, corporate and government lending agreements.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                   mainstayinvestments.com    51

HOW DID THESE FACTORS AFFECT THE PORTFOLIO?

As money market rates declined during the reporting period, the proceeds from maturing investments in the Portfolio were necessarily reinvested in lower-yielding securities, which lowered the Portfolio's return compared to the prior reporting period.

HOW DID THE PORTFOLIO INVEST DURING THE REPORTING PERIOD?

The Portfolio invested in securities issued by U.S. government sponsored enterprises (GSEs) and in Tier-1 securities issued by finance, insurance, brokerage and industrial companies as well as banks and bank holding companies. The Portfolio did not have any exposure to commercial paper issued by structured investment vehicles.

HOW DID THE PORTFOLIO'S AVERAGE MATURITY VARY OVER THE COURSE OF THE REPORTING PERIOD?

At the beginning of the reporting period, the average maturity of the Portfolio was 59 days. In the second quarter, we began reducing the Portfolio's average maturity, and as of June 30, 2008, the average maturity of the Portfolio was approximately 42 days.


The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


52    MainStay VP Cash Management Portfolio

PORTFOLIO OF INVESTMENTS JUNE 30, 2008 UNAUDITED



                                      PRINCIPAL       AMORTIZED
                                         AMOUNT            COST
SHORT-TERM INVESTMENTS (100.0%)+
---------------------------------------------------------------

COMMERCIAL PAPER (69.1%)
Abbey National North America
  LLC
  2.35%, due 8/1/08 (a)             $ 3,600,000   $   3,592,715
  2.36%, due 7/18/08 (a)              8,000,000       7,991,084
Abbott Laboratories
  2.16%, due 8/1/08 (a)(b)            8,000,000       7,985,120
AIG Funding, Inc.
  2.70%, due 8/19/08 (a)              6,000,000       5,977,950
Allianz Finance Corp.
  2.40%, due 7/8/08 (a)(b)            3,750,000       3,748,250
  2.50%, due 7/9/08 (a)(b)            6,500,000       6,496,389
  2.50%, due 7/17/08 (a)(b)           4,000,000       3,995,556
American Express Credit Corp.
  2.33%, due 7/24/08 (a)              9,000,000       8,986,602
  2.55%, due 8/26/08 (a)              8,000,000       7,968,267
American General Finance
  Corp.
  2.79%, due 7/31/08 (a)              5,100,000       5,088,142
  2.80%, due 7/8/08 (a)               4,000,000       3,997,822
American Honda Finance Corp.
  2.07%, due 7/8/08 (a)               4,750,000       4,748,088
  2.07%, due 7/16/08 (a)              5,000,000       4,995,687
  2.10%, due 7/28/08 (a)              4,500,000       4,492,912
  3.013%, due 9/18/08
  (a)(b)(c)                           3,200,000       3,200,000
AstraZeneca PLC
  2.50%, due 10/15/08 (a)             2,685,000       2,665,235
  2.62%, due 10/15/08 (a)(b)          5,500,000       5,457,571
  3.00%, due 7/31/08 (a)(b)           1,400,000       1,396,501
  3.00%, due 8/4/08 (a)(b)            4,100,000       4,088,384
Atlantis One Funding Corp.
  2.71%, due 7/1/08 (a)(b)            8,000,000       8,000,000
Australia & New Zealand
  Banking
  Group, Ltd.
  2.32%, due 7/11/08 (a)(b)           5,500,000       5,496,455
  2.50%, due 7/9/08 (a)(b)            5,500,000       5,496,944
  2.51%, due 8/4/08 (a)(b)            5,500,000       5,486,962
Bank of America Corp.
  2.78%, due 7/1/08 (a)(c)            8,500,000       8,500,000
BNP Paribas Finance, Inc.
  2.371%, due 7/17/08 (a)             8,000,000       7,991,570
  2.392%, due 7/2/08 (a)              5,000,000       4,999,668
  2.48%, due 8/5/08 (a)               3,050,000       3,042,646
Caterpillar Financial
  Services Corp.
  2.15%, due 7/23/08 (a)              6,000,000       5,992,117
Deutsche Bank Financial LLC
  2.38%, due 8/4/08 (a)               6,500,000       6,485,389
  2.43%, due 9/9/08 (a)               7,000,000       6,966,925
  2.44%, due 7/8/08 (a)               3,125,000       3,123,518
Dexia Delaware LLC
  2.58%, due 8/7/08 (a)               1,500,000       1,496,022
  2.60%, due 8/6/08 (a)               8,500,000       8,477,900
Electricite de France
  2.23%, due 7/21/08 (a)(b)           8,500,000       8,489,470
  2.30%, due 7/10/08 (a)(b)           8,000,000       7,995,400
European Investment Bank
  1.95%, due 7/7/08 (a)               8,000,000       7,997,400
Export Development Canada
  2.23%, due 9/23/08 (a)              8,000,000       7,958,373
General Electric Capital
  Corp.
  2.30%, due 7/25/08 (a)              8,500,000       8,486,967
  2.34%, due 8/12/08 (a)              8,500,000       8,476,795
ING U.S. Funding LLC
  2.48%, due 8/5/08 (a)               4,500,000       4,489,150
  2.51%, due 7/15/08 (a)              6,500,000       6,493,655
  2.64%, due 7/2/08 (a)               5,000,000       4,999,634
International Business
  Machines Corp.
  2.11%, due 7/25/08 (a)(b)           8,200,000       8,188,465
  2.18%, due 7/31/08 (a)(b)           4,000,000       3,992,733
JPMorgan Chase & Co.
  2.35%, due 8/18/08 (a)              4,450,000       4,436,057
  2.39%, due 8/12/08 (a)              2,500,000       2,493,029
KfW International Finance,
  Inc.
  2.19%, due 7/30/08 (a)(b)           8,000,000       7,985,887
  2.31%, due 9/26/08 (a)(b)           8,000,000       7,955,340
Lloyds TSB Bank PLC
  2.55%, due 8/4/08 (a)               3,400,000       3,391,812
  2.55%, due 8/18/08 (a)              1,750,000       1,744,050
  2.58%, due 7/2/08 (a)               8,000,000       7,999,426
Merck & Co., Inc.
  2.12%, due 7/14/08 (a)              4,375,000       4,371,651
  2.13%, due 8/1/08 (a)               5,950,000       5,939,087
Metlife Funding, Inc.
  2.09%, due 7/24/08 (a)              8,000,000       7,989,318
Minnesota Mining &
  Manufacturing Co.
  2.13%, due 7/30/08 (a)              6,000,000       5,989,705
Morgan Stanley
  2.53%, due 8/19/08 (a)              5,000,000       4,982,782
  2.94%, due 8/21/08 (a)              2,500,000       2,489,588
National Australia Funding
  Delaware, Inc.
  2.54%, due 8/8/08 (a)(b)           17,000,000      16,954,421
Nationwide Building Society
  2.57%, due 7/28/08 (a)(b)           4,300,000       4,291,712
  2.61%, due 7/29/08 (a)(b)           8,000,000       7,983,760
  2.75%, due 11/7/08 (a)(b)           4,150,000       4,109,105


 +  Percentages indicated are based on Portfolio net assets.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              53

                                      PRINCIPAL       AMORTIZED
                                         AMOUNT            COST
SHORT-TERM INVESTMENTS (CONTINUED)
COMMERCIAL PAPER (CONTINUED)
Nestle Capital Corp.
  2.09%, due 7/1/08 (a)(b)          $ 4,000,000   $   4,000,000
  2.13%, due 7/14/08 (a)(b)           8,300,000       8,293,616
  2.14%, due 7/16/08 (a)(b)           3,075,000       3,072,258
  2.14%, due 7/23/08 (a)(b)           5,450,000       5,442,873

Pfizer, Inc.
  2.10%, due 7/3/08 (a)(b)            1,350,000       1,349,842
  2.15%, due 7/16/08 (a)(b)           4,000,000       3,996,417
  2.55%, due 9/5/08 (a)(b)            3,900,000       3,881,767
Private Export Funding Corp.
  2.08%, due 7/10/08 (a)(b)           5,775,000       5,771,997
  2.12%, due 7/18/08 (a)(b)           6,500,000       6,493,493
  2.12%, due 7/23/08 (a)(b)           1,575,000       1,572,959
  2.13%, due 7/18/08 (a)(b)           2,850,000       2,847,133
Prudential Funding LLC
  2.15%, due 7/3/08 (a)               7,625,000       7,624,089
  2.27%, due 8/13/08 (a)              7,800,000       7,778,851
Rabobank USA Finance Corp.
  2.46%, due 7/15/08 (a)              8,000,000       7,992,347
Royal Bank of Canada
  2.55%, due 9/2/08 (a)               8,000,000       7,964,300
  2.55%, due 9/3/08 (a)               8,200,000       8,162,827
Royal Bank of Scotland
  2.49%, due 7/14/08 (a)              4,000,000       3,996,403
  2.57%, due 7/9/08 (a)               8,000,000       7,995,431
Shell International Finance
  B.V.
  2.35%, due 9/26/08 (a)(b)           8,000,000       7,954,567
Societe Generale North
  America, Inc.
  2.39%, due 7/22/08 (a)              6,000,000       5,991,635
  2.80%, due 7/3/08 (a)               5,500,000       5,499,145
  2.93%, due 7/8/08 (a)               5,200,000       5,197,037
Svenska Handelsbanken, Inc.
  2.47%, due 7/11/08 (a)              7,000,000       6,995,197
  2.49%, due 8/5/08 (a)               4,000,000       3,990,317
  2.55%, due 8/20/08 (a)              5,500,000       5,480,521
Swedish Export Credit Corp.
  2.11%, due 7/22/08 (a)              6,000,000       5,992,615
  2.13%, due 7/21/08 (a)              6,000,000       5,992,900
  2.22%, due 8/21/08 (a)              9,000,000       8,971,695
Swiss RE Financial Products
  Corp.
  2.60%, due 7/7/08 (a)(b)            8,000,000       7,996,534
  2.82%, due 8/11/08 (a)(b)           4,700,000       4,684,906
  2.83%, due 8/14/08 (a)(b)           3,000,000       2,989,623
Toyota Motor Credit Corp.
  2.30%, due 7/22/08 (a)              5,000,000       4,993,291
  2.45%, due 7/11/08 (a)              7,500,000       7,494,896
  2.45%, due 8/14/08 (a)              4,825,000       4,810,552
Unilever Capital Corp.
  2.61%, due 10/14/08 (a)(b)          8,000,000       7,939,100
  2.68%, due 10/27/08 (a)(b)          7,700,000       7,632,360
USAA Capital Corp.
  2.00%, due 8/15/08 (a)              8,000,000       7,980,000
Wells Fargo & Co.
  2.40%, due 8/25/08 (a)              8,000,000       7,970,667
                                                  -------------
                                                    581,897,324
                                                  -------------

CORPORATE BONDS (4.1%)
Bank of America N.A.
  2.813%, due 12/18/08 (c)            6,375,000       6,372,196
HSBC Bank USA N.A./New York,
  NY
  2.957%, due 7/28/08 (c)             8,400,000       8,403,251
International Business
  Machines Corp.
  2.478%, due 9/8/08 (b)(c)           4,600,000       4,599,517
Wachovia Bank N.A.
  2.481%, due 2/23/09 (c)             5,250,000       5,241,249
  2.654%, due 10/3/08 (c)             6,600,000       6,597,961
  3.50%, due 8/15/08                  3,700,000       3,692,334
                                                  -------------
                                                     34,906,508
                                                  -------------

FEDERAL AGENCIES (26.8%)
Federal Home Loan Bank
  2.556%, due 2/18/09 (a)(c)          5,600,000       5,602,366
Federal Home Loan Bank
  (Discount Notes)
  2.06%, due 7/16/08 (a)              1,900,000       1,898,369
  2.15%, due 7/17/08 (a)              7,000,000       6,993,311
  2.17%, due 8/13/08 (a)              8,200,000       8,178,746
  2.18%, due 8/6/08 (a)               8,000,000       7,982,560
  2.20%, due 7/29/08 (a)              8,000,000       7,986,311
  2.20%, due 8/1/08 (a)               2,925,000       2,919,459
  2.27%, due 8/20/08 (a)              7,075,000       7,052,694
  2.305%, due 12/12/08 (a)(c)         6,000,000       6,000,000
  2.44%, due 9/19/08 (a)              8,000,000       7,956,622
  2.535%, due 8/22/08 (a)             6,575,000       6,550,925
  2.592%, due 12/24/08 (a)(c)         6,000,000       6,000,000
  2.70%, due 3/17/09 (a)              8,000,000       8,000,000
  2.75%, due 2/20/09 (a)              7,800,000       7,800,000
Federal Home Loan Mortgage
  Corporation (Discount
  Notes)
  2.20%, due 8/18/08 (a)              6,500,000       6,480,933
  2.356%, due 4/7/09 (a)(c)           8,100,000       8,100,000
  2.38%, due 9/8/08 (a)               8,000,000       7,963,507
  2.38%, due 9/29/08 (a)              6,100,000       6,063,705
  2.435%, due 9/22/08 (a)             8,700,000       8,651,158
  2.50%, due 9/12/08 (a)              5,275,000       5,248,259
Federal National Mortgage
  Association (Discount
  Notes)
  2.01%, due 7/30/08 (a)              5,000,000       4,991,904
  2.10%, due 7/23/08 (a)              6,950,000       6,941,081



54    MainStay VP Cash Management Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                      PRINCIPAL       AMORTIZED
                                         AMOUNT            COST
SHORT-TERM INVESTMENTS (CONTINUED)
FEDERAL AGENCIES (CONTINUED)
Federal National Mortgage
  Association (Discount
  Notes) (continued)
  2.13%, due 7/21/08 (a)            $ 3,675,000   $   3,670,651
  2.145%, due 8/27/08 (a)             7,775,000       7,748,594
  2.18%, due 8/5/08 (a)               5,550,000       5,538,237
  2.25%, due 8/18/08 (a)              3,650,000       3,639,050
  2.26%, due 8/29/08 (a)              8,075,000       8,045,091
  2.27%, due 8/28/08 (a)              8,000,000       7,970,742
  2.30%, due 8/20/08 (a)              7,000,000       6,977,639
  2.30%, due 9/5/08 (a)               8,000,000       7,966,267
  2.32%, due 9/10/08 (a)              7,500,000       7,465,683
  2.34%, due 9/12/08 (a)              8,000,000       7,962,040
  2.36%, due 9/17/08 (a)              8,000,000       7,959,093
  2.40%, due 9/10/08 (a)              5,850,000       5,822,310
                                                  -------------
                                                    226,127,307
                                                  -------------
Total Short-Term Investments
  (Amortized Cost
  $842,931,139) (d)                       100.0%    842,931,139
Liabilities in Excess of
  Cash and Other Assets                    (0.0)++     (236,748)
                                          -----    ------------
Net Assets                                100.0%  $ 842,694,391
                                          =====    ============






++   Less than one-tenth of a percent.
(a)  Interest rate presented is yield to
     maturity.
(b)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(c)  Floating rate. Rate shown is the rate in
     effect at June 30, 2008.
(d)  The cost stated also represents the
     aggregate cost for federal income tax
     purposes.




The table below sets forth the diversification of the Cash Management Portfolio investments by industry.

INDUSTRY DIVERSIFICATION


                                  AMORTIZED
                                       COST   PERCENT+

Banks                          $224,729,205      26.7%
Computers                        16,780,715       2.0
Diversified Financial
  Services                       24,956,109       3.0
Electric                         16,484,870       2.0
Federal Agencies                226,127,307      26.8
Finance--Auto Loans              34,735,426       4.1
Finance--Commercial               5,992,117       0.7
Finance--Consumer Loans           9,085,964       1.1
Finance--Credit Card             16,954,869       2.0
Finance--Investment
  Banker/Broker                  30,383,895       3.6
Finance--Mortgage Loan/Banker    16,384,577       1.9
Finance--Other Services          16,685,584       2.0
Holding
  Companies--Diversified          7,980,000       0.9
Insurance                        51,292,147       6.1
Miscellaneous--Manufacturing      5,989,705       0.7
Multi-National                    7,997,400       0.9
Oil & Gas                         7,954,567       0.9
Pharmaceuticals                  41,131,575       4.9
Sovereign                        28,915,583       3.4
Special Purpose Entity           52,369,524       6.3
                               ------------     -----
                                842,931,139     100.0
Liabilities in Excess of
  Cash and Other Assets            (236,748)     (0.0)++
                               ------------     -----
Net Assets                     $842,694,391     100.0%
                               ============     =====





+    Percentages indicated are based on
     Portfolio net assets.
++   Less than one-tenth of a percent.




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              55

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2008 UNAUDITED


ASSETS:
Investment in securities, at value
  (amortized cost $842,931,139)      $842,931,139
Cash                                        3,053
Receivables:
  Fund shares sold                      2,394,410
  Interest                                337,011
Other assets                               23,630
                                     ------------
     Total assets                     845,689,243
                                     ------------

LIABILITIES:
Payables:
  Fund shares redeemed                  2,474,045
  Manager (See Note 3)                    302,839
  Shareholder communication               106,090
  Professional fees                        33,112
  Custodian                                 8,749
  Directors                                 2,447
Accrued expenses                              402
Dividend payable                           67,168
                                     ------------
     Total liabilities                  2,994,852
                                     ------------
Net assets                           $842,694,391
                                     ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 700 million shares
  authorized                         $  8,426,524
Additional paid-in capital            834,217,807
                                     ------------
                                      842,644,331
Accumulated undistributed net
  investment income                           308
Accumulated net realized gain on
  investments                              49,752
                                     ------------
Net assets applicable to
  outstanding shares                 $842,694,391
                                     ============
Shares of capital stock outstanding   842,652,369
                                     ============
Net asset value per share
  outstanding                        $       1.00
                                     ============







56    MainStay VP Cash Management Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2008 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Interest                            $12,499,903
                                      -----------
EXPENSES:
  Manager (See Note 3)                  1,168,231
  Administration (See Note 3)             489,486
  Shareholder communication                71,703
  Professional fees                        47,226
  Directors                                12,283
  Custodian                                 9,634
  Miscellaneous                            18,516
                                      -----------
     Total expenses                     1,817,079
                                      -----------
Net investment income                  10,682,824
                                      -----------

REALIZED GAIN ON INVESTMENTS:
Net realized gain on investments           52,675
                                      -----------
Net increase in net assets
  resulting from operations           $10,735,499
                                      ===========






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              57

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2008 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2007



                                   2008            2007
INCREASE IN NET ASSETS:
Operations:
 Net investment income        $  10,682,824   $  21,339,516
 Net realized gain on
  investments                        52,675           1,986
                              -----------------------------
 Net increase in net assets
  resulting from operations      10,735,499      21,341,502
                              -----------------------------

Dividends to shareholders:
 From net investment income     (10,682,721)    (21,339,548)
                              -----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                        413,704,605     746,017,935
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends      10,682,721      21,339,548
 Cost of shares redeemed       (186,967,245)   (513,890,573)
                              -----------------------------
    Increase in net assets
     derived from capital
     share transactions         237,420,081     253,466,910
                              -----------------------------
    Net increase in net
     assets                     237,472,859     253,468,864

NET ASSETS:
Beginning of period             605,221,532     351,752,668
                              -----------------------------
End of period                 $ 842,694,391   $ 605,221,532
                              =============================
Accumulated undistributed
 net investment income at
 end of period                $         308   $         205
                              =============================







58    MainStay VP Cash Management Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                            SIX MONTHS
                               ENDED
                             JUNE 30,                      YEAR ENDED DECEMBER 31,
                            ----------------------------------------------------------------------

                               2008*        2007        2006        2005        2004        2003

Net asset value at
  beginning of period        $   1.00     $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                             --------     --------    --------    --------    --------    --------
Net investment income            0.01         0.05        0.04        0.03        0.01        0.01
Net realized and
  unrealized gain (loss)
  on investments                 0.00(a)      0.00(a)    (0.00)(a)    0.00(a)     0.00(a)     0.00(a)
                             --------     --------    --------    --------    --------    --------
Total from investment
  operations                     0.01         0.05        0.04        0.03        0.01        0.01
                             --------     --------    --------    --------    --------    --------
Less dividends and
  distributions:
  From net investment
     income                     (0.01)       (0.05)      (0.04)      (0.03)      (0.01)      (0.01)
  From net realized gain
     on investments                --           --          --          --       (0.00)(a)   (0.00)(a)
                             --------     --------    --------    --------    --------    --------
Total dividends and
  distributions                 (0.01)       (0.05)      (0.04)      (0.03)      (0.01)      (0.01)
                             --------     --------    --------    --------    --------    --------
Net asset value at end of
  period                     $   1.00     $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                             ========     ========    ========    ========    ========    ========
Total investment return
  (d)                            1.43%(b)     4.86%       4.57%       2.96%(c)    0.85%       0.67%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income          2.79%+       4.71%       4.50%       2.91%       0.83%       0.67%
  Net expenses                   0.47%+       0.50%       0.52%       0.30%       0.55%       0.55%
  Expenses (before
     waiver/reimbursement)       0.47%+       0.50%       0.52%       0.50%       0.55%       0.55%
Net assets at end of
  period (in 000's)          $842,694     $605,222    $351,753    $306,900    $308,660    $359,974




*    Unaudited.
+    Annualized.
(a)  Less than one cent per share.
(b)  Total return is not annualized.
(c)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.76% for the year ended December 31, 2005.
(d)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              59

MAINSTAY VP COMMON STOCK PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON*


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019.


INITIAL CLASS                                                      AS OF 6/30/08
--------------------------------------------------------------------------------


AVERAGE ANNUAL                                  SIX           ONE          FIVE           TEN
TOTAL RETURNS                                 MONTHS         YEAR        YEARS(1)      YEARS(1)
------------------------------------------------------------------------------------------------
After Portfolio operating expenses            -10.56%       -12.57%        8.60%         3.58%




                                            (After Portfolio operating expenses)

                             MAINSTAY VP
                            COMMON STOCK    RUSSELL 1000    S&P 500
                              PORTFOLIO         INDEX        INDEX
                            ------------    ------------    -------
06/30/98                        10000           10000        10000
                                12295           12193        12276
                                14482           13320        13165
                                12169           11328        11213
                                 9901            9302         9196
                                 9406            9391         9219
                                11173           11220        10981
                                12145           12110        11675
                                13363           13209        12683
                                16253           15908        15294
06/30/08                        14210           13942        13287






SERVICE CLASS(2)                                                  AS OF 6/30/08
--------------------------------------------------------------------------------


AVERAGE ANNUAL                                  SIX           ONE          FIVE           TEN
TOTAL RETURNS                                 MONTHS         YEAR        YEARS(1)      YEARS(1)
------------------------------------------------------------------------------------------------
After Portfolio operating expenses            -10.67%       -12.79%        8.32%         3.32%




                                            (After Portfolio operating expenses)

               MAINSTAY VP
              COMMON STOCK    RUSSELL 1000    S&P 500
                PORTFOLIO         INDEX        INDEX
              ------------    ------------    -------
06/30/98          10000           10000        10000
                  12266           12193        12276
                  14414           13320        13165
                  12084           11328        11213
                   9807            9302         9196
                   9293            9391         9219
                  11013           11220        10981
                  11940           12110        11675
                  13100           13209        12683
                  15894           15908        15294
06/30/08          13861           13942        13287







BENCHMARK PERFORMANCE                         SIX           ONE          FIVE           TEN
                                            MONTHS         YEAR          YEARS         YEARS
----------------------------------------------------------------------------------------------
S&P 500(R) Index(3)                         -11.91%       -13.12%        7.58%         2.88%
Russell 1000(R) Index(3)                    -11.20        -12.36         8.22          3.38
Average Lipper Variable Products Large
Cap Core Portfolio(4)                       -11.56        -12.51         7.31          2.49



* Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
1. Performance figures shown for the five-year and ten-year periods ended 6/30/08 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 8.56% and 3.56% for Initial Class shares and 8.30% and 3.31% for Service Class shares for the five-year and ten-year periods, respectively.


2. Performance for Service Class shares, first offered 6/5/03, includes the historical performance of Initial Class shares from 7/1/98 through 6/4/03 adjusted to reflect the fees and expenses for Service Class shares upon initial offer.
3. Please refer to page 29 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4. This benchmark is a product of Lipper Inc.



60    MainStay VP Common Stock Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP COMMON STOCK PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2008, to June 30, 2008, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2008, to June 30, 2008. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended June 30, 2008. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      1/1/08         6/30/08       PERIOD(1)         6/30/08        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00        $894.40         $2.50          $1,022.23         $2.66

--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00        $893.30         $3.67          $1,020.98         $3.92


--------------------------------------------------------------------------------------------------------



1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.53% for Initial Class and 0.78% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the one-half year period).


                                                   mainstayinvestments.com    61

 INDUSTRY COMPOSITION AS OF JUNE 30, 2008

Oil, Gas & Consumable Fuels             14.4%      IT Services                             0.9%
Computers & Peripherals                  6.0       Air Freight & Logistics                 0.8
Insurance                                5.9       Electronic Equipment & Instruments      0.8
Capital Markets                          4.5       Household Durables                      0.8
Pharmaceuticals                          4.5       Exchange Traded Fund                    0.8
Software                                 4.0       Textiles, Apparel & Luxury Goods        0.7
Diversified Telecommunication
  Services                               3.7       Multiline Retail                        0.6
Specialty Retail                         3.6       Thrifts & Mortgage Finance              0.6
Energy Equipment & Services              3.2       Airlines                                0.4
Semiconductors & Semiconductor
  Equipment                              3.2       Commercial Services & Supplies          0.4
Media                                              Independent Power Producers &
                                         2.9       Energy Traders                          0.4
Metals & Mining                          2.7       Food Products                           0.3
Food & Staples Retailing                 2.6       Internet & Catalog Retail               0.3
Household Products                       2.4       Commercial Banks                        0.2
Industrial Conglomerates                 2.3       Containers & Packaging                  0.2
Chemicals                                2.2       Hotels, Restaurants & Leisure           0.2
Machinery                                2.2       Leisure Equipment & Products            0.2
Road & Rail                              2.2       Multi-Utilities                         0.2
Health Care Providers & Services         2.1       Building Products                       0.1
Aerospace & Defense                      2.0       Electrical Equipment                    0.1
Health Care Equipment & Supplies         1.9       Life Sciences Tools & Services          0.1
Communications Equipment                 1.8       Personal Products                       0.1
Internet Software & Services             1.7       Construction & Engineering              0.0*
Tobacco                                  1.7       Paper & Forest Products                 0.0*
Beverages                                          Real Estate Management &
                                         1.5       Development                             0.0*
Biotechnology                                      Wireless Telecommunication
                                         1.4       Services                                0.0*
Electric Utilities                       1.4       Short-Term Investment
Consumer Finance                                   (collateral from securities
                                         1.3       lending is 6.9%)                        6.9
Diversified Financial Services                     Liabilities in Excess of Cash and
                                         1.2       Other Assets                           -6.6
                                                                                         -----
                                                                                         100.0%
                                                                                         =====





* Less than one-tenth of a percent.

See Portfolio of Investments on page 65 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF JUNE 30, 2008 (EXCLUDING SHORT-TERM INVESTMENT)



    1.  ExxonMobil Corp.
    2.  Microsoft Corp.
    3.  AT&T, Inc.
    4.  Procter & Gamble Co. (The)
    5.  ConocoPhillips
    6.  General Electric Co.
    7.  Wal-Mart Stores, Inc.
    8.  Cisco Systems, Inc.
    9.  International Business Machines Corp.
   10.  Pfizer, Inc.







62    MainStay VP Common Stock Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY PORTFOLIO MANAGERS HARVEY FRAM, CFA, AND MIGENE KIM, CFA, OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC, THE PORTFOLIO'S MANAGER.

HOW DID MAINSTAY VP COMMON STOCK PORTFOLIO
PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK
DURING THE SIX MONTHS ENDED JUNE 30, 2008?

For the six months ended June 30, 2008, MainStay VP Common Stock Portfolio returned -10.56% for Initial Class shares and -10.67% for Service Class shares. Both share classes outperformed the -11.56% return of the average Lipper(1) Variable Products Large Cap Core Portfolio and the -11.91% return of the S&P 500(R) Index(1) for the six months ended June 30, 2008. The S&P 500(R) Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS AFFECTED THE PORTFOLIO'S PERFORMANCE RELATIVE TO ITS BENCHMARK DURING THE REPORTING PERIOD?

The Portfolio performed well relative to its benchmark by avoiding the worst-performing financial stocks as the subprime-mortgage crisis unfolded. Overweight positions in the energy and materials sectors helped the Portfolio's performance as commodity prices continued to rally.

DURING THE REPORTING PERIOD, WHICH SECTORS MADE THE BEST CONTRIBUTIONS TO THE PORTFOLIO'S PERFORMANCE AND WHICH SECTORS DETRACTED THE MOST?

The sectors that contributed the most to the Portfolio's performance relative to the S&P 500(R) Index were financials, energy and materials. The Portfolio's three worst sectors in terms of relative performance were health care, consumer staples and utilities.

WHICH INDIVIDUAL STOCKS WERE THE STRONGEST POSITIVE CONTRIBUTORS TO THE PORTFOLIO'S ABSOLUTE PERFORMANCE DURING THE REPORTING PERIOD AND WHICH STOCKS WERE THE WEAKEST CONTRIBUTORS?

In terms of absolute performance, the three strongest contributors to the Portfolio's performance were all in the energy sector: Occidental Petroleum, Devon Energy and Chesapeake Energy. The stocks that detracted most from the Portfolio's absolute performance were General Electric, UnitedHealth Group and Pfizer. The price of UnitedHealth Group shares fell as the HMO provider revised its earnings projections lower. Although General Electric detracted from absolute performance, the Portfolio held an underweight position in the stock, which helped the Portfolio's return relative to the S&P 500(R) Index. Although the Portfolio held an overweight position in Pfizer, the relative contribution was only slightly negative.

WHAT WERE SOME OF THE STOCKS THE PORTFOLIO PURCHASED DURING THE REPORTING PERIOD AND SOME THAT THE PORTFOLIO SOLD?

Two stocks that the Portfolio purchased during the first half of 2008 were Wal-Mart Stores and Amgen. Our model indicated that Wal-Mart Stores was reasonably valued and positioned to benefit if the U.S. economy continued to slow. Amgen was seen as being reasonably priced relative to its earnings growth prospects.

During the reporting period, the Portfolio reduced its positions in Citigroup and UnitedHealth Group. Our model reacted to the deteriorating fundamentals of those companies. Both companies were hurt by industry-wide effects.

WERE THERE ANY CHANGES IN THE PORTFOLIO'S SECTOR WEIGHTINGS DURING THE FIRST HALF OF 2008?

The Portfolio's weighting in the materials sector increased as we bought basic materials stocks that were benefiting from the rise in commodity prices. Although we bought consumer staples stocks for the Portfolio, we maintained an underweight position in the sector.

We sold stocks in the utilities sector, which reduced our allocation to a sector that was already underweight in the Portfolio. Although utility and energy stocks are correlated, our model preferred direct energy investments. We sought to offset the risk of the Portfolio's energy investments by maintaining an

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Portfolio's holdings. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or they may even go down in value. The Portfolio may experience a portfolio turnover rate of more than 100%. Portfolio turnover measures the amount of trading a portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

1. Please refer to page 29 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

Not all investment divisions are available under all policies.

                                                   mainstayinvestments.com    63
underweight position in utilities. The Portfolio's underweight position in the health care sector became even more underweight, primarily because HMO stocks, which had been overweight in the Portfolio, performed poorly.

WERE THERE SPECIFIC STOCKS IN WHICH THE PORTFOLIO WAS OVERWEIGHT OR UNDERWEIGHT AT THE END OF THE REPORTING PERIOD?

At the end of June 2008, the Portfolio's largest overweight positions in individual stocks were in the energy and materials sectors. The Portfolio purchased stocks such as Chesapeake Energy and United States Steel because they were attractively valued and were potential beneficiaries of the trend toward higher commodity prices.

We maintained substantially underweight positions in other stocks. Among these were Google, which we believed to be overvalued, and Goldman Sachs, which we felt was expensive in light of slowing growth prospects for investment banks.



The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


64    MainStay VP Common Stock Portfolio

PORTFOLIO OF INVESTMENTS JUNE 30, 2008 UNAUDITED




                                        SHARES           VALUE

COMMON STOCKS (98.9%)+
--------------------------------------------------------------

AEROSPACE & DEFENSE (2.0%)
Boeing Co. (The)                       130,077   $   8,548,660
L-3 Communications Holdings,
  Inc.                                  18,117       1,646,292
Lockheed Martin Corp.                   30,844       3,043,069
Northrop Grumman Corp.                  74,687       4,996,560
United Technologies Corp.                  620          38,254
                                                 -------------
                                                    18,272,835
                                                 -------------

AIR FREIGHT & LOGISTICS (0.8%)
FedEx Corp. (a)                         86,207       6,792,250
United Parcel Service, Inc.
  Class B                                2,196         134,988
                                                 -------------
                                                     6,927,238
                                                 -------------

AIRLINES (0.4%)
Southwest Airlines Co. (a)             287,790       3,752,782
                                                 -------------

BEVERAGES (1.5%)
Anheuser-Busch Cos., Inc.                7,410         460,309
Coca-Cola Co. (The)                    105,557       5,486,853
Coca-Cola Enterprises, Inc.            112,300       1,942,790
Molson Coors Brewing Co.
  Class B                                8,522         463,000
Pepsi Bottling Group, Inc.
  (The)                                 53,674       1,498,578
PepsiCo, Inc.                           52,966       3,368,108
                                                 -------------
                                                    13,219,638
                                                 -------------

BIOTECHNOLOGY (1.4%)
Amgen, Inc. (b)                        191,589       9,035,337
Biogen Idec, Inc. (b)                   15,004         838,574
Cephalon, Inc. (a)(b)                   13,172         878,441
Gilead Sciences, Inc. (b)               29,899       1,583,152
                                                 -------------
                                                    12,335,504
                                                 -------------

BUILDING PRODUCTS (0.1%)
Masco Corp.                             82,028       1,290,300
                                                 -------------

CAPITAL MARKETS (4.5%)
Ameriprise Financial, Inc.              88,841       3,613,163
Bank of New York Mellon Corp.
  (The)                                218,642       8,271,227
Charles Schwab Corp. (The)             338,494       6,952,667
Federated Investors, Inc.
  Class B                               13,141         452,313
Franklin Resources, Inc.                15,812       1,449,170
Goldman Sachs Group, Inc.
  (The)                                    823         143,943
Janus Capital Group, Inc.               10,293         272,456
Legg Mason, Inc.                        19,636         855,540
Merrill Lynch & Co., Inc.               23,982         760,469
Morgan Stanley                         145,788       5,258,573
Northern Trust Corp.                    73,252       5,022,890
State Street Corp.                     106,234       6,797,914
Waddell & Reed Financial,
  Inc. Class A (a)                       3,090         108,181
                                                 -------------
                                                    39,958,506
                                                 -------------

CHEMICALS (2.2%)
Airgas, Inc.                             6,579         384,148
Ashland, Inc.                           21,920       1,056,544
CF Industries Holdings, Inc.            15,130       2,311,864
Dow Chemical Co. (The)                  63,772       2,226,280
Eastman Chemical Co.                    11,517         793,061
Hercules, Inc.                           5,865          99,294
Monsanto Co.                            87,871      11,110,409
Terra Industries, Inc.                  28,467       1,404,846
                                                 -------------
                                                    19,386,446
                                                 -------------

COMMERCIAL BANKS (0.2%)
Cullen/Frost Bankers, Inc.               9,451         471,132
Wells Fargo & Co.                       62,243       1,478,271
                                                 -------------
                                                     1,949,403
                                                 -------------

COMMERCIAL SERVICES & SUPPLIES (0.4%)
Allied Waste Industries, Inc.
  (b)                                   14,482         182,763
Avery Dennison Corp.                     5,540         243,372
Brink's Co. (The)                       15,049         984,506
Robert Half International,
  Inc.                                  62,274       1,492,708
Waste Management, Inc.                   7,856         296,250
                                                 -------------
                                                     3,199,599
                                                 -------------

COMMUNICATIONS EQUIPMENT (1.8%)
 vCisco Systems, Inc. (b)              669,722      15,577,734
QUALCOMM, Inc.                           5,215         231,390
                                                 -------------
                                                    15,809,124
                                                 -------------

COMPUTERS & PERIPHERALS (6.0%)
Apple, Inc. (b)                         34,740       5,816,866
Dell, Inc. (b)                         243,246       5,322,222
EMC Corp. (a)(b)                       396,717       5,827,773
Hewlett-Packard Co.                    313,089      13,841,665
 vInternational Business
  Machines Corp.                       128,921      15,281,006
Lexmark International, Inc.
  Class A (b)                           37,152       1,241,991
NetApp, Inc. (b)                       134,553       2,914,418
QLogic Corp. (b)                        45,730         667,201
Sun Microsystems, Inc. (b)              39,037         424,723
Western Digital Corp. (a)(b)            69,275       2,392,066
                                                 -------------
                                                    53,729,931
                                                 -------------


CONSTRUCTION & ENGINEERING (0.0%)++
Shaw Group, Inc. (The) (b)               3,450         213,175
                                                 -------------


 +  Percentages indicated are based on Portfolio net assets.
 Among the Portfolio's 10 largest holdings, as of June 30, 2008, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              65


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
CONSUMER FINANCE (1.3%)
American Express Co.                   100,912   $   3,801,355
Capital One Financial Corp.
  (a)                                  142,865       5,430,299
Discover Financial Services            187,457       2,468,809
                                                 -------------
                                                    11,700,463
                                                 -------------

CONTAINERS & PACKAGING (0.2%)
Ball Corp.                               9,781         466,945
Pactiv Corp. (a)(b)                     51,097       1,084,789
                                                 -------------
                                                     1,551,734
                                                 -------------

DIVERSIFIED FINANCIAL SERVICES (1.2%)
Citigroup, Inc.                        151,641       2,541,503
JPMorgan Chase & Co.                   242,501       8,320,209
                                                 -------------
                                                    10,861,712
                                                 -------------

DIVERSIFIED TELECOMMUNICATION SERVICES (3.7%)
 vAT&T, Inc.                           577,149      19,444,150
Verizon Communications, Inc.           376,724      13,336,030
                                                 -------------
                                                    32,780,180
                                                 -------------

ELECTRIC UTILITIES (1.4%)
Edison International                   127,410       6,546,326
FPL Group, Inc.                         91,461       5,998,012
Sierra Pacific Resources                 9,725         123,605
                                                 -------------
                                                    12,667,943
                                                 -------------

ELECTRICAL EQUIPMENT (0.1%)
Hubbel, Inc. Class B                    17,807         709,965
                                                 -------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.8%)
Agilent Technologies, Inc.
  (b)                                   92,555       3,289,405
Arrow Electronics, Inc. (b)             33,751       1,036,831
Molex, Inc.                             54,424       1,328,490
Tyco Electronics, Ltd.                  46,595       1,669,033
                                                 -------------
                                                     7,323,759
                                                 -------------

ENERGY EQUIPMENT & SERVICES (3.2%)
ENSCO International, Inc.               56,429       4,556,077
FMC Technologies, Inc. (b)              30,410       2,339,441
Helmerich & Payne, Inc.                 32,430       2,335,609
Nabors Industries, Ltd.
  (a)(b)                                68,772       3,385,646
National Oilwell Varco, Inc.
  (b)                                   17,763       1,575,933
Noble Corp.                             55,999       3,637,695
Patterson-UTI Energy, Inc.
  (a)                                   48,194       1,736,912
Pride International, Inc. (b)           38,760       1,832,960
Schlumberger, Ltd.                      36,622       3,934,301
Superior Energy Services,
  Inc. (b)                              22,110       1,219,145
Tidewater, Inc. (a)                      4,229         275,012
Transocean, Inc. (b)                    11,437       1,742,884
                                                 -------------
                                                    28,571,615
                                                 -------------

FOOD & STAPLES RETAILING (2.6%)
Kroger Co. (The)                           258           7,448
Safeway, Inc.                          159,023       4,540,107
SUPERVALU, Inc.                         30,222         933,558
Sysco Corp.                             73,795       2,030,100
 vWal-Mart Stores, Inc.                283,728      15,945,514
                                                 -------------
                                                    23,456,727
                                                 -------------

FOOD PRODUCTS (0.3%)
Archer-Daniels-Midland Co.              17,041         575,134
Corn Products International,
  Inc.                                   5,617         275,851
General Mills, Inc.                     11,355         690,043
Hormel Foods Corp.                      14,072         487,032
Tyson Foods, Inc. Class A               16,417         245,270
Wm. Wrigley Jr. Co.                      8,561         665,875
                                                 -------------
                                                     2,939,205
                                                 -------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.9%)
Baxter International, Inc.              38,184       2,441,485
Becton, Dickinson & Co.                  7,397         601,376
C.R. Bard, Inc. (a)                     21,397       1,881,866
Covidien, Ltd.                         101,594       4,865,337
DENTSPLY International, Inc.             3,292         121,146
Edwards Lifesciences Corp.
  (a)(b)                                 2,135         132,455
Hospira, Inc. (b)                       15,804         633,898
Kinetic Concepts, Inc. (b)               2,078          82,933
Medtronic, Inc. (a)                    109,778       5,681,011
Varian Medical Systems, Inc.
  (b)                                   12,188         631,948
                                                 -------------
                                                    17,073,455
                                                 -------------

HEALTH CARE PROVIDERS & SERVICES (2.1%)
Aetna, Inc.                             82,975       3,362,977
AmerisourceBergen Corp.                 24,110         964,159
CIGNA Corp.                             92,577       3,276,300
Health Net, Inc. (b)                    17,298         416,190
Henry Schein, Inc. (a)(b)                  353          18,204
Humana, Inc. (b)                        33,275       1,323,347
Laboratory Corp. of America
  Holdings (b)                          16,263       1,132,393
Lincare Holdings, Inc. (b)               3,159          89,716
Omnicare, Inc.                           9,682         253,862
Patterson Cos., Inc. (b)                 6,479         190,418
Quest Diagnostics, Inc.                  8,209         397,890
UnitedHealth Group, Inc.                95,632       2,510,340



66    MainStay VP Common Stock Portfolio   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
Universal Health Services,
  Inc. Class B                           6,039   $     381,786
WellPoint, Inc. (b)                     94,077       4,483,710
                                                 -------------
                                                    18,801,292
                                                 -------------

HOTELS, RESTAURANTS & LEISURE (0.2%)
Carnival Corp. (a)                      33,498       1,104,094
Darden Restaurants, Inc.                27,321         872,633
Wendy's International, Inc.              4,144         112,800
Yum! Brands, Inc.                        1,767          62,004
                                                 -------------
                                                     2,151,531
                                                 -------------

HOUSEHOLD DURABLES (0.8%)
Black & Decker Corp.                    14,978         861,385
Centex Corp.                            17,760         237,451
D.R. Horton, Inc. (a)                  107,484       1,166,201
KB Home (a)                             22,486         380,688
Leggett & Platt, Inc. (a)               30,316         508,399
Lennar Corp. Class A (a)                47,605         587,446
NVR, Inc. (a)(b)                         1,640         820,131
Pulte Homes, Inc. (a)                   83,575         804,827
Snap-on, Inc.                            5,734         298,225
Stanley Works (The)                     22,906       1,026,876
Tupperware Brands Corp.                  4,749         162,511
                                                 -------------
                                                     6,854,140
                                                 -------------

HOUSEHOLD PRODUCTS (2.4%)
Church & Dwight Co., Inc.               15,525         874,834
Colgate-Palmolive Co.                   27,192       1,878,967
Kimberly-Clark Corp.                    21,968       1,313,247
 vProcter & Gamble Co. (The)           291,539      17,728,487
                                                 -------------
                                                    21,795,535
                                                 -------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.4%)
AES Corp. (The) (b)                    191,689       3,682,346
                                                 -------------

INDUSTRIAL CONGLOMERATES (2.3%)
3M Co.                                  16,870       1,173,983
 vGeneral Electric Co.                 610,674      16,298,889
Tyco International, Ltd. (a)            83,248       3,333,250
                                                 -------------
                                                    20,806,122
                                                 -------------

INSURANCE (5.9%)
ACE, Ltd.                              120,498       6,638,235
Aflac, Inc.                            121,467       7,628,128
American International Group,
  Inc.                                  59,845       1,583,499
Aon Corp.                               14,543         668,105
Assurant, Inc.                          32,314       2,131,431
Everest Re Group, Ltd.                  12,266         977,723
First American Corp.                     3,682          97,205
Genworth Financial, Inc.
  Class A                              163,867       2,918,471
HCC Insurance Holdings, Inc.            30,397         642,593
Loews Corp.                             87,892       4,122,135
MetLife, Inc.                          149,404       7,884,049
Old Republic International
  Corp.                                 63,188         748,146
Principal Financial Group,
  Inc.                                  92,651       3,888,562
Protective Life Corp.                    2,689         102,316
Prudential Financial, Inc.             110,560       6,604,854
SAFECO Corp.                             4,413         296,377
StanCorp Financial Group,
  Inc.                                   7,628         358,211
Travelers Cos., Inc. (The)              82,815       3,594,171
Unum Group                              50,629       1,035,363
W.R. Berkley Corp.                      42,658       1,030,617
                                                 -------------
                                                    52,950,191
                                                 -------------

INTERNET & CATALOG RETAIL (0.3%)
Expedia, Inc. (b)                       61,019       1,121,529
IAC/InterActiveCorp. (b)                71,044       1,369,728
                                                 -------------
                                                     2,491,257
                                                 -------------

INTERNET SOFTWARE & SERVICES (1.7%)
eBay, Inc. (b)                         274,106       7,491,317
Google, Inc. Class A (b)                 7,314       3,850,236
VeriSign, Inc. (a)(b)                    9,704         366,811
Yahoo!, Inc. (b)                       152,030       3,140,940
                                                 -------------
                                                    14,849,304
                                                 -------------

IT SERVICES (0.9%)
Affiliated Computer Services,
  Inc. Class A (b)                      35,440       1,895,686
Broadridge Financial
  Solutions LLC                         16,541         348,188
Computer Sciences Corp. (b)             55,107       2,581,212
Electronic Data Systems Corp.           36,217         892,387
Fiserv, Inc. (b)                        50,741       2,302,119
                                                 -------------
                                                     8,019,592
                                                 -------------

LEISURE EQUIPMENT & PRODUCTS (0.2%)
Hasbro, Inc.                            55,850       1,994,962
                                                 -------------

LIFE SCIENCES TOOLS & SERVICES (0.1%)
Applera Corp.-Applied
  BioSystems Group                      24,980         836,330
                                                 -------------

MACHINERY (2.2%)
AGCO Corp. (a)(b)                       21,349       1,118,901
Caterpillar, Inc.                      118,599       8,754,978
Dover Corp.                             16,281         787,512
Flowserve Corp.                          2,233         305,251
Illinois Tool Works, Inc.               49,257       2,340,200
Ingersoll-Rand Co., Ltd.
  Class A                               68,639       2,569,158
Joy Global, Inc.                        10,064         763,153
Lincoln Electric Holdings,
  Inc.                                   1,776         139,771
Nordson Corp.                            1,397         101,827


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              67


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
MACHINERY (CONTINUED)
Parker Hannifin Corp.                   32,798   $   2,339,153
SPX Corp.                                2,075         273,340
                                                 -------------
                                                    19,493,244
                                                 -------------

MEDIA (2.9%)
Clear Channel Communications,
  Inc.                                  24,409         859,197
Comcast Corp. Class A                  199,948       3,793,014
DIRECTV Group, Inc. (The) (b)          264,306       6,848,168
McGraw-Hill Cos., Inc. (The)
  (a)                                   39,632       1,590,036
Omnicom Group, Inc.                     77,677       3,486,144
Time Warner, Inc.                      650,115       9,621,702
                                                 -------------
                                                    26,198,261
                                                 -------------

METALS & MINING (2.7%)
Freeport-McMoRan Copper &
  Gold, Inc. Class B                    79,751       9,346,020
Nucor Corp.                             73,188       5,464,948
Reliance Steel & Aluminum Co.           17,243       1,329,263
United States Steel Corp.               42,926       7,931,866
                                                 -------------
                                                    24,072,097
                                                 -------------

MULTILINE RETAIL (0.6%)
Big Lots, Inc. (a)(b)                   32,828       1,025,547
Dollar Tree, Inc. (b)                   17,972         587,505
Family Dollar Stores, Inc.
  (a)                                   50,276       1,002,503
Kohl's Corp. (b)                        15,949         638,598
Macy's, Inc.                            70,692       1,372,839
Sears Holdings Corp. (a)(b)             10,425         767,905
                                                 -------------
                                                     5,394,897
                                                 -------------

MULTI-UTILITIES (0.2%)
PG&E Corp.                              31,980       1,269,286
Public Service Enterprise
  Group, Inc.                            1,664          76,427
                                                 -------------
                                                     1,345,713
                                                 -------------

OIL, GAS & CONSUMABLE FUELS (14.4%)
Apache Corp.                            67,842       9,430,038
Arch Coal, Inc.                          5,622         421,819
Chesapeake Energy Corp. (a)            137,760       9,086,650
Chevron Corp.                          112,993      11,200,996
Cimarex Energy Co.                      25,871       1,802,433
 vConocoPhillips                       187,172      17,667,165
Denbury Resources, Inc. (b)             14,517         529,870
Devon Energy Corp.                      83,460      10,028,554
 vExxonMobil Corp.                     403,454      35,556,401
Hess Corp.                              72,019       9,088,078
Massey Energy Co.                        4,187         392,531
Murphy Oil Corp.                        61,728       6,052,430
Noble Energy, Inc.                      10,834       1,089,467
Occidental Petroleum Corp.             130,496      11,726,371
Plains Exploration &
  Production Co. (b)                    11,482         837,842
Sunoco, Inc.                            23,136         941,404
Tesoro Corp. (a)                        10,684         211,223
Valero Energy Corp.                     77,240       3,180,743
                                                 -------------
                                                   129,244,015
                                                 -------------

PAPER & FOREST PRODUCTS (0.0%)++
MeadWestvaco Corp.                       8,233         196,275
                                                 -------------

PERSONAL PRODUCTS (0.1%)
Estee Lauder Cos., Inc. (The)
  Class A                               11,196         520,054
                                                 -------------

PHARMACEUTICALS (4.5%)
Abbott Laboratories                     17,133         907,535
Eli Lilly & Co.                         88,662       4,092,638
Endo Pharmaceuticals
  Holdings, Inc. (b)                    40,423         977,832
Forest Laboratories, Inc. (b)           61,188       2,125,671
Johnson & Johnson                      143,291       9,219,343
King Pharmaceuticals, Inc.
  (b)                                   72,056         754,426
Merck & Co., Inc.                      123,535       4,656,034
Perrigo Co.                              5,978         189,921
 vPfizer, Inc.                         811,259      14,172,695
Sepracor, Inc. (b)                       4,290          85,457
Watson Pharmaceuticals, Inc.
  (b)                                   40,704       1,105,928
Wyeth                                   49,494       2,373,732
                                                 -------------
                                                    40,661,212
                                                 -------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.0%)++
Jones Lang LaSalle, Inc.                 5,206         313,349
                                                 -------------

ROAD & RAIL (2.2%)
Burlington Northern Santa Fe
  Corp.                                 37,857       3,781,536
CSX Corp.                              107,877       6,775,754
J.B. Hunt Transport Services,
  Inc.                                  13,258         441,226
Kansas City Southern (b)                18,125         797,319
Norfolk Southern Corp.                  43,030       2,696,690
Ryder System, Inc. (a)                  22,678       1,562,061
Union Pacific Corp.                     53,347       4,027,698
                                                 -------------
                                                    20,082,284
                                                 -------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.2%)
Analog Devices, Inc.                    48,347       1,535,984
Applied Materials, Inc.                 69,863       1,333,685
Intel Corp.                            641,554      13,780,580
KLA-Tencor Corp.                        37,374       1,521,496
Lam Research Corp. (b)                  24,396         881,915
National Semiconductor Corp.            32,955         676,896
Novellus Systems, Inc. (b)              40,515         858,513
Teradyne, Inc. (b)                       3,474          38,457



68    MainStay VP Common Stock Portfolio   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONTINUED)
Texas Instruments, Inc.                291,124   $   8,198,052
Xilinx, Inc.                             6,377         161,019
                                                 -------------
                                                    28,986,597
                                                 -------------

SOFTWARE (4.0%)
Activision, Inc. (b)                    29,527       1,005,985
Autodesk, Inc. (b)                         815          27,555
BMC Software, Inc. (b)                  65,385       2,353,860
Citrix Systems, Inc. (b)                 9,529         280,248
 vMicrosoft Corp.                      820,893      22,582,766
Oracle Corp. (b)                       123,607       2,595,747
Sybase, Inc. (a)(b)                     16,293         479,340
Symantec Corp. (b)                     310,591       6,009,936
Synopsys, Inc. (b)                      22,383         535,177
                                                 -------------
                                                    35,870,614
                                                 -------------

SPECIALTY RETAIL (3.6%)
Abercrombie & Fitch Co. Class
  A                                     33,762       2,116,202
Advance Auto Parts, Inc.                14,591         566,568
American Eagle Outfitters,
  Inc.                                  49,456         674,085
AutoZone, Inc. (b)                      16,887       2,043,496
Best Buy Co., Inc. (a)                 137,561       5,447,416
Gap, Inc. (The) (a)                    178,361       2,973,278
Home Depot, Inc. (The)                 259,834       6,085,312
Lowe's Cos., Inc.                      157,704       3,272,358
RadioShack Corp. (a)                    31,660         388,468
Ross Stores, Inc.                       15,832         562,353
Sherwin-Williams Co. (The)
  (a)                                   34,733       1,595,287
Staples, Inc.                          121,338       2,881,777
TJX Cos., Inc.                         127,548       4,013,936
                                                 -------------
                                                    32,620,536
                                                 -------------

TEXTILES, APPAREL & LUXURY GOODS (0.7%)
Coach, Inc. (b)                         17,756         512,793
Hanesbrands, Inc. (b)                   29,804         808,881
Jones Apparel Group, Inc.                4,523          62,191
NIKE, Inc. Class B                      60,860       3,627,865
Polo Ralph Lauren Corp. (a)             22,991       1,443,375
                                                 -------------
                                                     6,455,105
                                                 -------------

THRIFTS & MORTGAGE FINANCE (0.6%)
Countrywide Financial Corp.          1,020,812       4,338,451
Fannie Mae                              41,598         811,577
Hudson City Bancorp, Inc.               17,068         284,694
                                                 -------------
                                                     5,434,722
                                                 -------------

TOBACCO (1.7%)
Altria Group, Inc.                     337,024       6,929,213
Lorillard, Inc. (b)                     52,188       3,609,322
Philip Morris International,
  Inc.                                  60,444       2,985,329
Reynolds American, Inc.                 41,798       1,950,713
                                                 -------------
                                                    15,474,577
                                                 -------------

WIRELESS TELECOMMUNICATION SERVICES (0.0%)++
Telephone and Data Systems,
  Inc.                                   8,598         406,427
                                                 -------------
Total Common Stocks
  (Cost $909,744,963)                              887,683,820
                                                 -------------

EXCHANGE TRADED FUND (0.8%) (C)
--------------------------------------------------------------

S&P 500 Index--SPDR Trust
  Series 1 (a)                          54,175       6,934,400
                                                 -------------
Total Exchange Traded Fund
  (Cost $7,120,941)                                  6,934,400
                                                 -------------


SHORT-TERM INVESTMENT (6.9%)
--------------------------------------------------------------

INVESTMENT COMPANY (6.9%)
State Street Navigator
  Securities
  Lending Prime Portfolio (d)       62,092,466      62,092,466
                                                 -------------
Total Short-Term Investment
  (Cost $62,092,466)                                62,092,466
                                                 -------------
Total Investments
  (Cost $978,958,370) (e)                106.6%    956,710,686
Liabilities in Excess of
  Cash and Other Assets                   (6.6)    (59,298,182)
                                         -----    ------------
Net Assets                               100.0%  $ 897,412,504
                                         =====    ============





++   Less than one-tenth of a percent.
(a)  Represents a security, or a portion
     thereof, which is out on loan. The
     aggregate market value of such securities
     is $59,876,310; cash collateral of
     $62,092,466 (included in liabilities) was
     received with which the Portfolio
     purchased highly liquid short-term
     investments.
(b)  Non-income producing security.
(c)  Exchange Traded Fund--represents a basket
     of securities that are traded on an
     exchange.
(d)  Represents a security, or a portion
     thereof, purchased with cash collateral
     received for securities on loan.
(e)  At June 30, 2008, cost is $988,455,690
     for federal income tax purposes and net
     unrealized depreciation is as follows:



Gross unrealized appreciation     $  70,524,232
Gross unrealized depreciation      (102,269,236)
                                  -------------
Net unrealized depreciation       $ (31,745,004)
                                  =============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              69

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2008 UNAUDITED


ASSETS:
Investment in securities, at value
  (identified cost
  $978,958,370) including
  $59,876,310 market
  value of securities loaned         $956,710,686
Cash                                    1,121,401
Receivables:
  Investment securities sold           10,364,054
  Fund shares sold                      1,042,917
  Dividends and interest                  967,534
Other assets                               14,875
                                     ------------
     Total assets                     970,221,467
                                     ------------

LIABILITIES:
Securities lending collateral          62,092,466
Payables:
  Investment securities purchased       9,641,989
  Manager (See Note 3)                    427,127
  Fund shares redeemed                    359,527
  Shareholder communication               186,477
  Professional fees                        42,572
  Custodian                                37,261
  NYLIFE Distributors (See Note 3)         16,425
  Directors                                 3,646
Accrued expenses                            1,473
                                     ------------
     Total liabilities                 72,808,963
                                     ------------
Net assets                           $897,412,504
                                     ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    425,430
Additional paid-in capital            826,978,874
                                     ------------
                                      827,404,304
Accumulated undistributed net
  investment income                    18,467,244
Accumulated undistributed net
  realized gain on investments         73,788,640
Net unrealized depreciation on
  investments                         (22,247,684)
                                     ------------
Net assets                           $897,412,504
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $823,025,595
                                     ============
Shares of capital stock outstanding    38,995,984
                                     ============
Net asset value per share
  outstanding                        $      21.11
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $ 74,386,909
                                     ============
Shares of capital stock outstanding     3,547,002
                                     ============
Net asset value per share
  outstanding                        $      20.97
                                     ============







70    MainStay VP Common Stock Portfolio   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2008 UNAUDITED


INVESTMENT INCOME:
INCOME:
  Dividends                          $   8,064,255
  Income from securities
     loaned--net                           109,887
  Interest                                  12,757
                                     -------------
     Total income                        8,186,899
                                     -------------
EXPENSES:
  Manager (See Note 3)                   1,621,757
  Administration (See Note 3)              615,796
  Distribution and
     service--Service Class
     (See Note 3)                           95,690
  Shareholder communication                 94,907
  Professional fees                         56,441
  Custodian                                 40,335
  Directors                                 17,849
  Miscellaneous                             20,157
                                     -------------
     Total expenses                      2,562,932
                                     -------------
Net investment income                    5,623,967
                                     -------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments       (34,311,574)
Net change in unrealized
  appreciation on investments          (78,400,098)
                                     -------------
Net realized and unrealized loss
  on investments                      (112,711,672)
                                     -------------
Net decrease in net assets
  resulting from operations          $(107,087,705)
                                     =============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              71

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2008 UNAUDITED AND THE YEAR ENDED DECEMBER 31, 2007



                                  2008             2007
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income       $    5,623,967   $   12,942,474
 Net realized gain (loss)
  on investments                (34,311,574)     116,430,328
 Net change in unrealized
  appreciation on
  investments                   (78,400,098)     (76,724,663)
                             -------------------------------
 Net increase (decrease)
  in net assets resulting
  from operations              (107,087,705)      52,648,139
                             -------------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Initial Class                        --      (11,714,614)
    Service Class                        --         (881,846)
                             -------------------------------
                                         --      (12,596,460)
                             -------------------------------
 From net realized gain on investments:
    Initial Class                        --      (69,747,453)
    Service Class                        --       (6,069,433)
                             -------------------------------
                                         --      (75,816,886)
                             -------------------------------
 Total dividends and
  distributions to
  shareholders                           --      (88,413,346)
                             -------------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         53,473,562       95,134,408
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions                      --       88,413,346
 Cost of shares redeemed        (65,170,724)    (147,383,511)
                             -------------------------------
    Increase (decrease) in
     net assets derived
     from capital share
     transactions               (11,697,162)      36,164,243
                             -------------------------------
    Net increase (decrease)
     in net assets             (118,784,867)         399,036

NET ASSETS:
Beginning of period           1,016,197,371    1,015,798,335
                             -------------------------------
End of period                $  897,412,504   $1,016,197,371
                             ===============================
Accumulated undistributed
 net investment income at
 end of period               $   18,467,244   $   12,843,277
                             ===============================







72    MainStay VP Common Stock Portfolio   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              73

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                         INITIAL CLASS
                            ----------------------------------------------------------------------

                            SIX MONTHS
                               ENDED
                             JUNE 30,                      YEAR ENDED DECEMBER 31,
                            ----------------------------------------------------------------------

                               2008*        2007        2006        2005        2004        2003

Net asset value at
  beginning of period        $  23.60     $  24.51    $  21.62    $  20.52    $  18.75    $  14.98
                             --------     --------    --------    --------    --------    --------
Net investment income            0.13(b)      0.32(b)     0.31(b)     0.33(b)     0.28(c)     0.17(b)
Net realized and
  unrealized gain (loss)
  on investments                (2.62)        1.01        3.26        1.25        1.77        3.78
                             --------     --------    --------    --------    --------    --------
Total from investment
  operations                    (2.49)        1.33        3.57        1.58        2.05        3.95
                             --------     --------    --------    --------    --------    --------
Less dividends and
  distributions:
  From net investment
     income                        --        (0.32)      (0.14)      (0.22)      (0.28)      (0.18)
  From net realized gain
     on investments                --        (1.92)      (0.54)      (0.26)         --          --
                             --------     --------    --------    --------    --------    --------
Total dividends and
  distributions                    --        (2.24)      (0.68)      (0.48)      (0.28)      (0.18)
                             --------     --------    --------    --------    --------    --------
Net asset value at end of
  period                     $  21.11     $  23.60    $  24.51    $  21.62    $  20.52    $  18.75
                             ========     ========    ========    ========    ========    ========
Total investment return
  (g)                          (10.56%)(e)    5.14%      16.47%       7.70%(d)   10.90%      26.37%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income          1.23%+       1.26%       1.35%       1.58%       1.44%(c)    1.05%
  Net expenses                   0.53%+       0.50%       0.52%       0.30%       0.53%       0.52%
  Expenses (before
     reimbursement)              0.53%+       0.50%       0.52%       0.50%       0.53%       0.52%
Portfolio turnover rate            53%         105%         90%         83%        151%         72%
Net assets at end of
  period (in 000's)          $823,026     $932,918    $950,660    $863,109    $923,660    $864,373




*    Unaudited.
+    Annualized.
(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.27%, respectively, resulting from a special one-time dividend from Microsoft Corp. that paid
     $3.00 per share.
(d)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 7.49% and 7.22% for Initial Class shares and Service
     Class shares, respectively, for the year ended December 31, 2005.
(e)  Total return is not annualized.
(f)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
(g)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





74    MainStay VP Common Stock Portfolio   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                  SERVICE CLASS
      --------------------------------------------------------------------
                                                                 JUNE 5,
  SIX MONTHS                                                     2003(a)
     ENDED                                                       THROUGH
   JUNE 30,                YEAR ENDED DECEMBER 31,            DECEMBER 31,
      --------------------------------------------------------------------

        2008*       2007       2006       2005       2004         2003

       $ 23.48    $ 24.41    $ 21.56    $ 20.49    $ 18.74       $ 16.45
       -------    -------    -------    -------    -------       -------
          0.11(b)    0.25(b)    0.25(b)    0.28(b)    0.24(c)       0.07(b)
         (2.62)      1.02       3.24       1.23       1.75          2.38
       -------    -------    -------    -------    -------       -------
         (2.51)      1.27       3.49       1.51       1.99          2.45
       -------    -------    -------    -------    -------       -------

            --      (0.28)     (0.10)     (0.18)     (0.24)        (0.16)
            --      (1.92)     (0.54)     (0.26)        --            --
       -------    -------    -------    -------    -------       -------
            --      (2.20)     (0.64)     (0.44)     (0.24)        (0.16)
       -------    -------    -------    -------    -------       -------
       $ 20.97    $ 23.48    $ 24.41    $ 21.56    $ 20.49       $ 18.74
       =======    =======    =======    =======    =======       =======
        (10.67%)(e)  4.88%     16.18%      7.39%(d)  10.62%        14.93%(e)

          0.98%+     1.01%      1.11%      1.33%      1.19%(c)      0.80%+(f)
          0.78%+     0.75%      0.77%      0.55%      0.78%         0.77%+
          0.78%+     0.75%      0.77%      0.75%      0.78%         0.77%+
            53%       105%        90%        83%       151%           72%
       $74,387    $83,279    $65,138    $47,311    $33,013       $10,146




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              75

NOTES TO FINANCIAL STATEMENTS UNAUDITED

NOTE 1 -- ORGANIZATION AND BUSINESS:

MainStay VP Series Fund, Inc. (the "Fund") was incorporated under Maryland law on June 3, 1983. The Fund is registered under the Investment Company Act of 1940, as amended ("Investment Company Act"), as an open-end diversified management investment company and is comprised of twenty-three Portfolios. These financial statements relate solely to the Bond and Common Stock Portfolios, which commenced operations on January 23, 1984, and Cash Management Portfolio, which commenced operations on January 29, 1993, (the "Portfolios"; each separately a "Portfolio") and are separate Portfolios of the Fund. Shares of the Portfolios are currently offered to New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIAC allocates shares of the Portfolios to, among others, New York Life Insurance and Annuity Corporation's MFA Separate Account-I, MFA Separate Account-II and VLI Separate Account (collectively "Separate Accounts"). The MFA Separate Accounts are used to fund multi-funded retirement annuity contracts and the VLI Separate Account is used to fund variable life insurance policies issued by NYLIAC.

On May 13, 2003, the Fund's Board of Directors adopted a Multiple Class Plan under which the existing shares of each of the Fund's Portfolios, except the Cash Management Portfolio, were re-classified as Initial Class shares, and a second class of shares, the Service Class, was established. The classes differ in that, pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act, Service Class shares pay a combined distribution and service fee of 0.25% of average daily net assets to the Distributor of its shares. Contract owners of variable annuity contracts purchased after June 2, 2003 are permitted to invest only in the Service Class shares. The Bond and Common Stock Portfolios Service Class commenced operations on June 4, 2003 and June 5, 2003, respectively.

The investment objectives for each of the Portfolios of the Fund are as follows:

BOND: to seek the highest income over the long term consistent with preservation of principal.

CASH MANAGEMENT: to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

COMMON STOCK: to seek long-term growth of capital, with income as a secondary consideration.

The ability of issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic developments in a specific industry or region.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

Each Portfolio prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) VALUATION OF CASH MANAGEMENT PORTFOLIO SHARES. The Cash Management Portfolio seeks to maintain a net asset value of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis, and it has adopted certain investment, and dividend and distribution policies designed to enable it to do so. An investment in the Cash Management Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(B) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Portfolios are open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades.

Debt securities are valued at prices supplied by a pricing agent or broker selected by the Portfolio's Manager (as defined in Note 3), in consultation with a Portfolio's subadvisor, if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Portfolio's Manager, in consultation with a Portfolio's subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange on each day the Portfolios are open for business. Investments in underlying funds are valued at their net asset value at the close of business each day. Investments in other mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Investments in money market funds are valued daily at their NAV. Portfolio securities held by the Cash Management Portfolio are valued at their amortized cost.



76    MainStay VP Series Fund, Inc.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Portfolio's Manager or Subadvisor (if applicable), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At June 30, 2008, the Bond Portfolio held a security with a value of $3,474,975 that was valued in such a manner.

The Portfolios adopted Financial Accounting Standards Board (The "FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective for the fiscal year beginning January 1, 2008. In accordance with FAS 157, fair value is defined as the price that a Portfolio would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1 -- quoted prices in active markets for identical investments

- Level 2 -- other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3 -- significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Portfolios to measure fair value during six months June 30, 2008 maximized the use of observable inputs and minimized the use of unobservable inputs. The Portfolios utilized the following fair value techniques: a multi-dimensional relational pricing model, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation.

The following is a summary of the inputs used as of June 30, 2008 in valuing each Portfolio's investments carried at value:

ASSET VALUATION INPUTS

                                  INVESTMENTS IN SECURITIES                                 OTHER FINANCIAL INSTRUMENTS*
                        --------------------------------------------                -------------------------------------------
                                      LEVEL 2 -- OTHER   LEVEL 3 --                              LEVEL 2 -- OTHER   LEVEL 3 --
                         LEVEL 1 --        SIGNIFICANT   SIGNIFICANT                LEVEL 1 --        SIGNIFICANT   SIGNIFICANT
                              QUOTED        OBSERVABLE  UNOBSERVABLE                     QUOTED        OBSERVABLE  UNOBSERVABLE
                              PRICES            INPUTS        INPUTS         TOTAL       PRICES            INPUTS        INPUTS
Bond Portfolio          $         --      $831,955,180    $3,474,975  $835,430,155      $82,688               $--           $--
-------------------------------------------------------------------------------------------------------------------------------
Cash Management
  Portfolio                       --       842,931,139            --  $842,931,139           --                --            --
-------------------------------------------------------------------------------------------------------------------------------
Common Stock Portfolio   894,618,220        62,092,466            --  $956,710,686           --                --            --
-------------------------------------------------------------------------------------------------------------------------------

                          TOTAL
Bond Portfolio          $82,688
-------------------------------
Cash Management
  Portfolio                  --
-------------------------------
Common Stock Portfolio       --
-------------------------------



* Other financial instruments include futures.


                                                   mainstayinvestments.com    77

  At June 30, 2008, Portfolios that had a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value are shown below:

BOND PORTFOLIO

                          INVESTMENTS IN   OTHER FINANCIAL
                              SECURITIES       INSTRUMENTS
Balance as of 12/31/2007      $       --               $--
Accrued
  discounts/premiums                   1                --
Realized gain (loss)                   7                --*
Change in unrealized
  appreciation/deprecia-
  tion                          (211,981)               --
Net purchases (sales)           (957,787)               --
Net transfers in and/or
  out of Level 3               4,644,735                --
----------------------------------------------------------
Balance as of 6/30/08         $3,474,975               $--
----------------------------------------------------------
Net change in unrealized
  appreciation/deprecia-
  tion from investments
  still held as of
  6/30/08                     $ (211,981)              $--


* The realized gain (loss) earned the period ended 6/30/2008 for other financial instruments was $0.

(C) FEDERAL INCOME TAXES. Each of the Portfolios is treated as a separate entity for federal income tax purposes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Portfolio within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Portfolios from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Portfolios, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation became effective for the Portfolios' 2007 fiscal year, and was applied to all open tax years as of the date of effectiveness. The Manager, as defined in Note 3, determined that the adoption of the Interpretation did not have an impact to the Portfolios' financial statements upon adoption. The Manager continually reviews the Portfolios' tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws and regulations, and interpretations, thereof.

(D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. For the Cash Management Portfolio, dividends are declared daily and paid monthly and distributions of net realized capital gains, if any, are declared and paid annually. Each of the other Portfolios intends to declare and pay dividends of net investment income and distributions of net realized gain and currency gains, if any, at least once a year. All dividends and distributions are reinvested in shares of the Portfolios, at net asset value. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in-capital.

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME. Each Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for all Portfolios are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of each Portfolio are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F) EXPENSES. Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred except where direct allocations of expense can be made. Expenses (other than expenses incurred under the Distribution and Service Plan, further discussed in Note 3(C), which are charged directly to the Service Class) are allocated to separate classes of shares pro rata based upon their relative net asset value on the date the expenses are incurred. The expenses borne by each Portfolio, including those of related parties to the Portfolios, are shown on each Portfolio's Statement of Operations.



78    MainStay VP Series Fund, Inc.

(G) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H) FUTURES CONTRACTS. The Portfolios may enter into futures contracts for hedging purposes or to enhance income. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. A Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. A Portfolio's investment in futures contracts and other derivatives may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contacts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, each Portfolio's activities in futures contracts are conducted through regulated exchanges that minimize counterparty credit risks.

(I) MORTGAGE DOLLAR ROLLS. Certain Portfolios may enter into mortgage dollar roll ("MDR") transactions in which they sell mortgage-backed securities ("MBS") from their portfolio to a counterparty from whom they simultaneously agree to buy a similar security on a delayed delivery basis. The MDR transactions of the Portfolios are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolios have agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Portfolios maintain liquid assets from their respective portfolios having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Portfolios at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(J) SECURITIES LENDING. In order to realize additional income a Portfolio, other than Cash Management, may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Portfolios may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolios receive compensation for lending their securities in the form of fees or they retain a portion of interest on the investment of any cash received as collateral. The Portfolios also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolios.

(K) INDEMNIFICATIONS. Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolios enter into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Portfolios' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolios.

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGEMENT, SUBADVISORY AND ADMINISTRATION FEES. New York Life Investment Management LLC ("NYLIM"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as

                                                   mainstayinvestments.com    79
investment manager to the Portfolios of the Fund under a Restated Management Agreement. Portfolios are managed by NYLIM. MacKay Shields, a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Cash Management Portfolio, under a Subadvisory Agreement with NYLIM. Pursuant to the terms of a Subadvisory Agreement between NYLIM and the Subadvisor, NYLIM pays for the services of the Subadvisor. NYLIM also serves as administrator for the Fund. As manager, NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Portfolios. These administrative services are provided pursuant to the Management Agreements referenced above.

State Street Bank and Trust Company ("SSBT"), 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Portfolios pursuant to an agreement with NYLIM. These services include calculating daily net asset values of each Portfolio, maintaining general ledger and sub-ledger accounts for the calculation of the Portfolio's respective net asset values, and assisting NYLIM in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, SSBT is compensated by NYLIM.

Effective May 1, 2008, the Fund, on behalf of each Portfolio, pays NYLIM, in its capacity as the Portfolio's investment manager and administrator, a monthly fee for the services performed and the facilities furnished at an approximate annual percentage of the average daily net assets of each Portfolio as follows:

                                   ANNUAL RATE
Bond Portfolio                            0.50%(a)
---------------------------------------------------
Cash Management Portfolio                 0.45%(b)
---------------------------------------------------
Common Stock Portfolio                    0.55%(c)
---------------------------------------------------



(a) On assets up to $500 million, 0.475% from $500 million to $1 billion and 0.45% on assets in excess of $1 billion.

(b) On assets up to $500 million, 0.40% from $500 million to $1 billion and 0.35% on assets in excess of $1 billion.

(c) On assets up to $500 million, 0.525% from $500 million to $1 billion and 0.50% on assets in excess of $1 billion.

Prior to May 1, 2008, the Portfolios paid separate fees for advisory and administrative services. The Fund, on behalf of these Portfolios, paid NYLIM an aggregate fee for investment advisory services performed at an annual percentage of the average daily net assets of that Portfolio as set forth below. In addition, each of the Portfolios also paid NYLIM a monthly fee for administrative services performed and the facilities furnished by NYLIM at an annual rate of 0.20% of the average daily net assets of each Portfolio.

                                    ANNUAL RATE
Bond Portfolio                             0.25%
----------------------------------------------------
Cash Management Portfolio                  0.25%(a)
----------------------------------------------------
Common Stock Portfolio                     0.25%
----------------------------------------------------



(a) On assets up to $500 million and 0.20% on assets in excess of $500 million.

On March 17, 2008, shareholders of the above listed Portfolios approved a Restated Management Agreement that consolidated the investment advisory services and administrative services provided to the portfolio's by NYLIM. A new fee schedule and breakpoints, which are detailed on the previous page, were also approved by shareholders. The Restated Management Agreement and fees became effective on May 1, 2008.

(B) DISTRIBUTOR. NYLIFE Distributors LLC ("NYLIFE Distributors"), an indirect wholly-owned subsidiary of New York Life, serves as distributor (the "Distributor") to the Service Class shares of all Portfolios offering such shares, pursuant to a Distribution and Service Agreement.

(C) DISTRIBUTION AND SERVICE FEES. With respect to the Service Class shares of all Portfolios, except the Cash Management Portfolio, the Fund has adopted a Distribution and Service Plan in accordance with the provisions of Rule 12b-1 under the Investment Company Act. Under the Distribution and Service Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class of each Portfolio.

(D) OTHER. Fees for the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are charged to the Portfolios in proportion to the net assets of each respective Portfolio. For the six months ended June 30, 2008, these fees, which are included in Professional fees shown on the Statement of Operations, are as follows:

Bond Portfolio                         $ 9,319
----------------------------------------------
Cash Management Portfolio                9,668
----------------------------------------------
Common Stock Portfolio                  13,162
----------------------------------------------






80    MainStay VP Series Fund, Inc.

NOTE 4 -- FEDERAL INCOME TAX:

At December 31, 2007, for federal income tax purposes, capital loss carryfowards, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of each respective Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts. Additionally, as shown in the table below, certain Portfolios intend to elect, to the extent provided by regulations, to treat certain qualifying capital losses that arose after October 31, 2007, as if they arose on January 1, 2008.

                                                   CAPITAL LOSS               CAPITAL/CURRENCY
                                                      AVAILABLE    AMOUNTS       LOSS DEFERRED
                                                        THROUGH    (000'S)             (000'S)
Cash Management Portfolio                                  2014         $3
----------------------------------------------------------------------------------------------
                                                                        $3                 $--
----------------------------------------------------------------------------------------------



Dividends to shareholders from net investment income and distributions to shareholders from net realized gains shown in the Statement of Changes in Net Assets for the year ended December 31, 2007 represent tax-based distributions of ordinary income and net long-term capital gain, respectively, except for the Portfolios for which the tax components of the distributions are shown below.

                                                                          2007
                                                        ----------------------------------------
                                                                 TAX-BASED             TAX-BASED
                                                        DISTRIBUTIONS FROM    DISTRIBUTIONS FROM
                                                           ORDINARY INCOME       LONG-TERM GAINS
Common Stock Portfolio                                         $32,400,996           $56,012,350
------------------------------------------------------------------------------------------------



NOTE 5 -- LINE OF CREDIT:

Bond and Common Stock Portfolios, along with the other Portfolios of the Fund and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These affiliated funds and the Portfolios pay a commitment fee, at an annual rate of 0.060% of the average commitment amount, regardless of usage, to The Bank of New York, which serves as agent to the syndicate. Such commitment fees are allocated among the affiliated funds and the Portfolios based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding with respect to the Portfolios on this line of credit during the six months ended June 30, 2008.

NOTE 6 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2008, purchases and sales of securities, other than short-term securities and securities subject to repurchase transactions, were as follows:

                                                                                COMMON STOCK
                                                    BOND PORTFOLIO               PORTFOLIO
                                               ------------------------    ---------------------
                                                PURCHASES         SALES    PURCHASES       SALES
U.S. Government Securities                     $1,161,874    $1,075,082     $     --    $     --
------------------------------------------------------------------------------------------------
All Others                                        308,791       338,033      501,167     507,388
------------------------------------------------------------------------------------------------
Total                                          $1,470,665    $1,413,115     $501,167    $507,388
------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    81

NOTE 7 -- CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares for the six months ended June 30, 2008, and the year ended December 31, 2007, were as follows:

BOND PORTFOLIO


INITIAL CLASS                     SHARES        AMOUNT
Six months ended June 30, 2008:

Shares sold                   5,158,250   $ 72,842,687
Shares redeemed              (5,324,438)   (74,995,105)
                            --------------------------
Net decrease                   (166,188)  $ (2,152,418)
                            ==========================
Year ended December 31,
  2007:

Shares sold                   9,255,648   $128,087,502
Shares issued to
  shareholders in
  reinvestment of
  dividends                   1,293,334     17,763,775
Shares redeemed              (4,252,406)   (58,790,440)
                            --------------------------
Net increase                  6,296,576   $ 87,060,837
                            ==========================





SERVICE CLASS                     SHARES         AMOUNT
Six months ended June 30, 2008:

Shares sold                   3,461,840    $ 48,747,611
Shares redeemed                (858,308)    (12,033,987)
                            ---------------------------
Net increase                  2,603,532    $ 36,713,624
                            ===========================
Year ended December 31, 2007:

Shares sold                   2,989,053    $ 41,242,325
Shares issued to
  shareholders in
  reinvestment of
  dividends                     337,789       4,621,525
Shares redeemed                (910,039)    (12,538,549)
                            ---------------------------
Net increase                  2,416,803    $ 33,325,301
                            ===========================



CASH MANAGEMENT PORTFOLIO


INITIAL CLASS (AT $1 PER SHARE)            SHARES
Six months ended June 30, 2008:

Shares sold                           413,694,045
Shares issued to shareholders in
  reinvestment of dividends            10,682,355
Shares redeemed                       (186,960,1-
                                               67)
                                     ------------

Net increase                          237,416,233
                                     ============

Year ended December 31, 2007:

Shares sold                           746,037,149
Shares issued to shareholders in
  reinvestment of dividends            21,340,095
Shares redeemed                       (513,903,7-
                                               76)
                                     ------------

Net increase                          253,473,468
                                     ============



COMMON STOCK PORTFOLIO


INITIAL CLASS                     SHARES         AMOUNT
Six months ended June 30, 2008:

Shares sold                   2,180,101   $  47,918,540
Shares redeemed              (2,718,310)    (59,643,375)
                            ---------------------------
Net decrease                   (538,209)  $ (11,724,835)
                            ===========================
Year ended December 31,
  2007:

Shares sold                   2,929,233   $  73,406,847
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions               3,332,994      81,462,067
Shares redeemed              (5,521,932)   (140,715,938)
                            ---------------------------
Net increase                    740,295   $  14,152,976
                            ===========================





SERVICE CLASS                     SHARES         AMOUNT
Six months ended June 30, 2008:

Shares sold                    253,490     $ 5,555,022
Shares redeemed               (253,671)     (5,527,349)
                            ---------------------------
Net increase (decrease)           (181)    $    27,673
                            ===========================
Year ended December 31, 2007:

Shares sold                    859,810     $21,727,561
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions                285,745       6,951,279
Shares redeemed               (266,770)     (6,667,573)
                            ---------------------------
Net increase                   878,785     $22,011,267
                            ===========================



NOTE 8 -- NEW ACCOUNTING PRONOUNCEMENT:

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("FAS 161"). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Portfolios' derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolios' financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and related disclosures.

NOTE 9 -- OTHER MATTERS:

In 2004, the Securities and Exchange Commission ("SEC") raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund, a fund advised by NYLIM, and the fees and expenses of that Fund, as well as the related guarantee disclosure to that fund's shareholders. Discussions are in progress with the SEC Staff concerning a resolution of this matter. The MainStay Equity Index Fund is not a series of the MainStay VP Series Fund, Inc.



82    MainStay VP Series Fund, Inc.

BOARD CONSIDERATION AND APPROVAL OF REVISED AND RESTATED MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of directors, including a majority of directors who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Directors"), annually review and approve the fund's investment advisory agreements. At its June 16-17, 2008 meeting, the Board of Directors (the "Board") of MainStay VP Series Fund, Inc. ("Fund"), which was comprised solely of Independent Directors, unanimously approved the Management Agreement and Sub-Advisory Agreements (collectively, the "Agreements") for the following Portfolios of the Fund ("Portfolios") for one year effective August 1, 2008:

   Management Agreement with New York Life Investment Management LLC ("NYLIM")

                       MainStay VP Mid Cap Value Portfolio
                       MainStay VP Mid Cap Core Portfolio
                      MainStay VP Mid Cap Growth Portfolio
                     MainStay VP Small Cap Growth Portfolio
                         MainStay VP Balanced Portfolio
                  MainStay VP Conservative Allocation Portfolio
                    MainStay VP Moderate Allocation Portfolio
                MainStay VP Moderate Growth Allocation Portfolio
                     MainStay VP Growth Allocation Portfolio
                       MainStay VP Floating Rate Portfolio

 Sub-Advisory Agreement between NYLIM and MacKay Shields LLC ("MacKay Shields")

                   MainStay VP Capital Appreciation Portfolio
               MainStay VP Cash Management, Convertible Portfolio
                        MainStay VP Government Portfolio
                 MainStay VP High Yield Corporate Bond Portfolio
                   MainStay VP International Equity Portfolio
                      MainStay VP Mid Cap Growth Portfolio
                       MainStay VP Mid Cap Value Portfolio
                     MainStay VP Small Cap Growth Portfolio
                       MainStay VP Total Return Portfolio

   Sub-Advisory Agreement between NYLIM and Institutional Capital LLC ("ICAP")

                    MainStay VP ICAP Select Equity Portfolio

    Sub-Advisory Agreement between NYLIM and Winslow Capital Management Inc.
                                   ("Winslow")

                     MainStay VP Large Cap Growth Portfolio


 Sub-Advisory Agreement between NYLIM and Lord Abbett & Co. LLC ("Lord Abbett")

                     MainStay VP Developing Growth Portfolio

The Board considered and approved the Agreements for each series of the Fund at its December 2007 meeting, and policyholders and contract owners of certain series of the Fund approved an amended and restated management agreement at a meeting held on March 17, 2008. The Board's reconsideration and re-approval of the Agreements in June 2008 was designed to enable the Board to review certain contractual arrangements for the MainStay Group of Funds at its second quarter meetings going forward.

In reaching its decision to approve the Agreements, the Board considered information furnished to the Board throughout the year at regular and special Board meetings, as well as information throughout the year prepared specifically in connection with the contract review process that took place between April 2008 and June 2008. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment analytics reports on each Portfolio prepared by the Investment Consulting Group at NYLIM. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity. Information requested by and provided to the Board specifically in connection with the contract review process included, among other things, a report on certain Portfolios prepared by Strategic Insight Mutual Fund Research and Consulting LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on a Portfolio's investment performance, management and sub-advisory fees and ordinary operating expenses. The Board also requested and received information on the profitability of the Portfolios to NYLIM and its affiliates, discussed in greater detail below, and responses to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. The Board also considered NYLIM's rationale for restating the affiliates' sub-advisory agreements, which include non-material amendments.

In determining to approve the Agreements, the members of the Board reviewed and evaluated this information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Portfolios by NYLIM as manager of the Portfolios and MacKay Shields, ICAP, Winslow and Lord Abbett (collectively, the "Sub-Advisers")

                                                   mainstayinvestments.com    83
as sub-advisers to certain Portfolios (the "Sub-Advised Portfolios"); (ii) the investment performance of each Portfolio; (iii) the costs of the services to be provided, and profits to be realized, by NYLIM and its affiliates and each Sub-Adviser from their relationship with the Portfolios; (iv) the extent to which economies of scale may be realized as the Portfolios grow, and the extent to which economies of scale may benefit Portfolio investors; and (v) the reasonableness of each Portfolio's management and sub-advisory fee levels and overall total ordinary operating expenses, particularly as compared to similar funds.

While the members of the Board may have weighed certain factors noted above differently, the Board's decision to approve the Agreements was based on a comprehensive consideration of all the information provided to the Board throughout the year and specifically in connection with the contract review process. The Board's conclusions with respect to the Agreements were based also on the Board's consideration of the Agreements in December 2007 and in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to variable life insurance policyholders and variable annuity contract owners that invest in the Portfolios, and that these policyholders and contract owners, having had the opportunity to consider alternative investment products and services, have chosen to invest in the Portfolios. A more detailed discussion of the factors that figured prominently in the Board's decision to approve the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY NYLIM AND THE SUB-ADVISERS

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that NYLIM and each Sub-Adviser provides to the Portfolios. The Board evaluated NYLIM's experience in serving as manager of the Portfolios, noting that NYLIM manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing the fund sub-advisers. The Board considered the experience of senior personnel at NYLIM providing investment advisory, management and administrative services to the Portfolios, as well as NYLIM's reputation and financial condition. In this regard, the Board considered the experience of each Portfolio's portfolio managers, the number of accounts managed by the portfolio managers and NYLIM's method for compensating portfolio managers. The Board considered NYLIM's performance in fulfilling its responsibilities for overseeing the Portfolios' legal and compliance environment, for overseeing the Sub-Advisers' compliance with the Portfolios' policies and investment objectives, and for implementing Board directives as they relate to the Portfolios. In addition, the Board noted that NYLIM also is responsible for paying all of the salaries and expenses for the Fund's officers.

The Board also examined the nature, extent and quality of the services that each Sub-Adviser provides to the Sub-Advised Portfolios. The Board evaluated each Sub-Adviser's experience in serving as sub-adviser to the Sub-Advised Portfolios, noting that each Sub-Adviser advises other investment advisory clients. It examined each Sub-Adviser's track record and experience in providing investment advisory services to the Sub-Advised Portfolios, the experience of investment advisory, senior management and administrative personnel at each Sub-Adviser, and each Sub-Adviser's overall legal and compliance environment. In this regard, the Board considered the experience of each Portfolio's portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers. The Board also reviewed each Sub-Adviser's willingness to invest in personnel designed to benefit the Portfolios.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolios are likely to continue to benefit from the nature, extent and quality of these services as a result of NYLIM's and each Sub-Adviser's experience, personnel, operations and resources.

INVESTMENT PERFORMANCE OF THE PORTFOLIOS

In evaluating each Portfolio's investment performance, the Board considered investment performance results in light of the Portfolio's investment objective, strategies and risks, as disclosed in the Portfolio's prospectus. The Board particularly considered the detailed investment analytics reports provided by NYLIM's Investment Consulting Group on the Portfolios throughout the year. These reports, which were prepared by NYLIM in consultation with the Board, include, among other things, information on each Portfolio's gross and net returns, the Portfolio's investment performance relative to relevant investment categories and Portfolio benchmarks, the Portfolio's risk-adjusted investment performance, and the Portfolio's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of certain Portfolios as compared to similar mutual funds managed by other investment advisers.

In considering each Portfolio's investment performance, the Board gave weight to its ongoing discussions with senior management at NYLIM concerning Portfolio investment performance, as well as discussions between the Portfolios' portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board considered specific actions that NYLIM had taken, or had agreed with the Board to take, to improve investment performance, and any results of those


84    MainStay VP Series Fund, Inc.

actions. In considering a Portfolio's investment performance, the Board focused principally on the Portfolio's long-term performance track record.

With respect to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio (the "Asset Allocation Portfolios"), which invest substantially all of their assets in other portfolios advised by NYLIM (including the Portfolios), the Board considered the rationale for selecting the underlying funds in which the Asset Allocation Portfolios invest, including the investment performance of those funds.

As part of its evaluation of Portfolio investment performance, the Board gave particular attention to any information indicating underperformance of certain Portfolios for specific time periods relative to a peer group or benchmark, and NYLIM's or a Sub-Adviser's explanation for such underperformance. With respect to the MainStay VP International Equity Portfolio, the Board noted that although the Portfolio has favorable long-term investment performance relative to peer funds, its investment performance over the past several years has been volatile, and generally has underperformed peer funds. In response to discussions with the Board, NYLIM has presented to the Board a plan pursuant to which NYLIM has committed to add additional resources dedicated to the portfolio management of this Portfolio.

Regarding the MainStay VP Mid Cap Value Portfolio and MainStay VP Small Cap Growth Portfolio, the Board took note of each Portfolio's comparably unfavorable investment performance when compared to its respective Lipper performance universe over various time periods. The Board noted, however, the improved investment performance of the MainStay VP Mid Cap Value Portfolio for the one-year period ended March 31, 2008. In response to discussions with the Board, NYLIM has committed to take actions designed to improve each Portfolio's investment performance in the coming year.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that each Portfolio's investment performance over time has been satisfactory or, in the case of those Portfolios specifically mentioned above, that NYLIM is taking appropriate and reasonable actions to address the Board's concerns about investment performance. The Portfolios disclose more information about their investment performance in the Manager Discussions and Financial Highlights sections of this Annual Report and in the Portfolios' prospectuses.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NYLIM AND EACH SUB-ADVISER

The Board considered the costs of the services provided by NYLIM and the Sub-Advisers under the management and sub-advisory agreements, as applicable, and the profitability of NYLIM and its affiliates and the Sub-Advisers due to their relationship with the Portfolios over various time periods. Because MacKay Shields and ICAP are affiliates of NYLIM whose sub-advisory fees for advising the Portfolios are paid directly by NYLIM, the Board considered the cost and profitability information for NYLIM and these Sub-Advisers in the aggregate.

In evaluating the costs and profits of NYLIM and its affiliates and the Sub-Advisers arising from their relationship with the Portfolios, the Board considered, among other things, NYLIM's and the Sub-Advisers' investments in personnel, systems, equipment and other resources necessary to manage the Portfolios, and the fact that NYLIM is responsible for paying the sub-advisory fee for the Sub-Advised Portfolios. The Board acknowledged that NYLIM and the Sub-Advisers must be in a position to pay and retain experienced professional personnel to provide services to the Portfolios, and that NYLIM's ability to maintain a strong financial position is important in order for NYLIM to continue to provide high-quality ongoing services to the Portfolios. The Board noted, for example, increased costs borne by NYLIM and its affiliates due to new and ongoing regulatory and compliance requirements.

The Board also reviewed information from NYLIM and its affiliates and Lord Abbett regarding the profitability realized by them due to their overall relationship with the Portfolios. For NYLIM and these Sub-Advisers, the Board considered information illustrating the revenues and expenses allocated to the Portfolios. With respect to Winslow, the Board considered representations from Winslow and NYLIM that the sub-advisory fee paid by NYLIM to Winslow was the result of arm's-length negotiations. For both Lord Abbett and Winslow, which are Sub-Advisers not affiliated with NYLIM, the Board focused primarily on the profitability of the relationship among NYLIM, its affiliates and the Portfolios. The Board noted the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Portfolios, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by NYLIM to the Board with respect to the Portfolios was reasonable in all material respects.


                                                   mainstayinvestments.com    85

In considering the costs and profitability of the Portfolios, the Board also considered certain fall-out benefits that may be realized by NYLIM, its affiliates and the Sub-Advisers due to their relationships with the Portfolios. The Board recognized, for example, the benefits to NYLIM and the Sub-Advisers from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to NYLIM and the Sub-Advisers in exchange for commissions paid by the Portfolios with respect to trades on a Portfolio's portfolio securities. The Board also considered that, in addition to fees earned by NYLIM for managing the Portfolios, NYLIM affiliates also earn revenues from serving the Portfolios in various other capacities, including as the Portfolios' distributor. The information provided to the Board indicated that the profitability to NYLIM and its affiliates arising directly from these other arrangements was not excessive. The Board noted that, although it assessed the overall profitability of the Portfolios to NYLIM and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to NYLIM and its affiliates under the Agreements, the Board considered the profitability of NYLIM's relationship with the Portfolios on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that the profits to be realized by NYLIM and its affiliates (including MacKay Shields and ICAP) and Lord Abbett due to their relationships with the Portfolios are fair and reasonable. With respect to Winslow, the Board concluded that any profits realized by Winslow due to its relationship with the MainStay VP Large Cap Growth Portfolio are the result of arm's-length negotiations between NYLIM and Winslow, and are based on sub-advisory fees paid to Winslow by NYLIM, not the Portfolio.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE PORTFOLIOS GROW

The Board also considered whether each Portfolio's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from NYLIM and Strategic Insight showing how a Portfolio's management fee compared with fees charged for similar services by peer funds as assets hypothetically increase over time. The Board noted the extent to which a Portfolio benefits from economies of scale through expense waivers and reimbursements. While recognizing that any precise determination of future economies of scale is necessarily subjective, the Board considered the extent to which NYLIM may realize a larger profit margin as a Portfolio's assets grow over time. The Board also observed that NYLIM subsidizes certain Portfolios' overall expenses through the operation of contractual and voluntary expense limitations that may be lifted only with prior approval of the Board.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that each Portfolio's expense structure appropriately reflects economies of scale for the benefit of Portfolio investors. The Board noted, however, that it would continue to evaluate the reasonableness of each Portfolio's expense structure as the Portfolio grows over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and each Portfolio's expected total ordinary operating expenses, with respect to the Agreements, because MacKay Shields and ICAP are affiliates of NYLIM whose subadvisory fees for advising the Portfolios are paid directly by NYLIM, the Board primarily considered the reasonableness of the overall management fees paid by the Portfolios to NYLIM as compared with peer funds.

The Board considered information provided by NYLIM and the Sub-Advisers on the fees that NYLIM and each Sub-Adviser charge to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Portfolios. In this regard, the Board took into account the relative scope of services provided to the Portfolios as opposed to NYLIM's and each Sub-Adviser's other investment advisory clients. The Board also considered comparative data provided by Strategic Insight on the fees and expense ratios charged by similar mutual funds managed by other investment advisers. This comparative information assisted the Board in evaluating the reasonableness of a Portfolio's management fee when compared to similar fees charged by NYLIM and each Sub-Adviser to other investment advisory clients, and fees charged by other investment advisers to mutual funds in a Portfolio's peer group.

In assessing the reasonableness of each Portfolio's management and subadvisory fees and total ordinary operating expenses, the Board took note of any fee and expense arrangements that had been negotiated by the Board with NYLIM in recent years and observed that NYLIM has subsidized the total ordinary operating expenses of certain Portfolio share classes through the imposition of expense limitation arrangements that may be modified only with the prior approval of the Board.

Based on these considerations, the Board concluded that each Portfolio's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.




86    MainStay VP Series Fund, Inc.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, which consisted entirely of Independent Directors, unanimously approved the Agreements.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that NYLIM uses to vote proxies related to the Portfolios' securities is available without charge, upon request,
(i) by calling 800-598-2019 and (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC the proxy voting records for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant Portfolio proxy voting record is available free of charge upon request by calling 800-598-2019 or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

Each Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio's Forms N-Q will be available without charge, on the SEC's website at www.sec.gov or by calling NYLIM at 800-598-2019. You can also obtain and review copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.


                                                   mainstayinvestments.com    87

SPECIAL MEETING OF SHAREHOLDERS

Pursuant to separate notices, special meetings of certain shareholders of the Fund were held on March 17, 2008 at 2:00 pm and 2:30 pm, respectively, at the offices of NYLIM in Parsippany, New Jersey.

1. The purpose of the first meeting was to present the following proposal for the consideration of The Value Portfolio's shareholders:

     To approve an Agreement and Plan of Reorganization providing for (i) the acquisition of all of the assets and the assumption of all of the liabilities of the Value Portfolio by the ICAP Select Equity Portfolio, in exchange for shares of the ICAP Select Equity Portfolio to be distributed to the shareholders of the Value Portfolio by the ICAP Select Equity Portfolio; and (ii) the subsequent liquidation and dissolution of the Value Portfolio

The proposal was discussed in detail in the proxy/prospectus related to this proposal. No other business came before the special meeting. The proposal was passed by the shareholders of the Value Portfolio as shown below.

   VOTES FOR      VOTES AGAINST    VOTES ABSTAIN      TOTAL VOTED
25,927,043.633     930,495.589     9,816,856.636    36,674,395.858
------------------------------------------------------------------
    70.695%           2.537%          26.768%            100%
------------------------------------------------------------------



2. The purpose of the second meeting was to present the following proposal for consideration to shareholders of certain Portfolios of the Fund:

     To approve a revised and restated Management Agreement between NYLIM and the Fund that will consolidate the advisory services and administrative services into one Agreement, will introduce breakpoints and, for certain Portfolios, will impose an increase in overall fees.

This proposal was presented to shareholders of the following Portfolios:
     Bond Portfolio;
     Capital Appreciation Portfolio;
     Cash Management Portfolio;
     Common Stock Portfolio;
     Convertible Portfolio;
     Developing Growth Portfolio;
     Government Portfolio;
     High Yield Bond Portfolio;
     ICAP Select Equity Portfolio;
     International Equity Portfolio;
     Large Cap Growth Portfolio;
     S&P 500 Index Portfolio; and
     Total Return Portfolio

The proposal was discussed in detail in the proxy statement related to the proposal. No other business came before the special meeting. The proposal was passed by the shareholders of the Portfolios as shown below.




88    MainStay VP Series Fund, Inc.

   VOTES FOR        VOTES AGAINST     VOTES ABSTAIN      TOTAL VOTED
                            BOND PORTFOLIO
----------------------------------------------------------------------
 41,190,622.506     4,970,531.569      252,950.419      46,414,104.494
----------------------------------------------------------------------
    88.746%            10.709%           0.545%              100%
----------------------------------------------------------------------
                    CAPITAL APPRECIATION PORTFOLIO
----------------------------------------------------------------------
 22,623,643.698     3,873,684.037      910,644.560      27,407,972.295
----------------------------------------------------------------------
    82.544%            14.133%           3.323%              100%
----------------------------------------------------------------------
                       CASH MANAGEMENT PORTFOLIO
----------------------------------------------------------------------
439,956,967.590    78,069,309.849    86,954,204.432    604,980,481.871
----------------------------------------------------------------------
    72.723%            12.904%           14.373%             100%
----------------------------------------------------------------------
                        COMMON STOCK PORTFOLIO
----------------------------------------------------------------------
 33,104,303.140     5,145,435.652     4,874,674.712     43,124,413.504
----------------------------------------------------------------------
    76.765%            11.932%           11.304%             100%
----------------------------------------------------------------------
                         CONVERTIBLE PORTFOLIO
----------------------------------------------------------------------
24,603,741,.744     3,802,541.074      288,507.154      28,694,789.972
----------------------------------------------------------------------
    85.743%            13.252%           1.005%              100%
----------------------------------------------------------------------
                      DEVELOPING GROWTH PORTFOLIO
----------------------------------------------------------------------
 5,791,923.747       812,847.409       32,608.636       6,637,379.792
----------------------------------------------------------------------
    87.262%            12.247%           0.491%              100%
----------------------------------------------------------------------
                         GOVERNMENT PORTFOLIO
----------------------------------------------------------------------
 20,855,682.421     2,514,737.130      201,607.223      23,572,026.774
----------------------------------------------------------------------
    88.476%            10.668%           0.855%              100%
----------------------------------------------------------------------
                  HIGH YIELD CORPORATE BOND PORTFOLIO
----------------------------------------------------------------------
124,609,854.794    19,546,185.818     1,930,786.684    146,086,827.296
----------------------------------------------------------------------
    85.298%            13.380%           1.322%              100%
----------------------------------------------------------------------
                     ICAP SELECT EQUITY PORTFOLIO
----------------------------------------------------------------------
 25,827,597.287     2,905,880.641      218,881.035      28,952,358.963
----------------------------------------------------------------------
    89.207%            10.037%           0.756%              100%
----------------------------------------------------------------------
                    INTERNATIONAL EQUITY PORTFOLIO
----------------------------------------------------------------------
 28,461,186.140     4,612,265.057     3,277,150.575     36,350,601.772
----------------------------------------------------------------------
    78.296%            12.688%           9.015%              100%
----------------------------------------------------------------------
                      LARGE CAP GROWTH PORTFOLIO
----------------------------------------------------------------------
 20,744,327.726     2,027,875.879      91,671.924       22,863,875.529
----------------------------------------------------------------------
    90.730%            8.869%            0.401%              100%
----------------------------------------------------------------------
                        S&P 500 INDEX PORTFOLIO
----------------------------------------------------------------------
 36,540,803.358     5,204,142.795     6,082,564.383     47,827,510.536
----------------------------------------------------------------------
    76.401%            10.881%           12.718%             100%
----------------------------------------------------------------------
                        TOTAL RETURN PORTFOLIO
----------------------------------------------------------------------
 19,987,770.535     2,610,031.674      897,723.230      23,495,525.439
----------------------------------------------------------------------
    85.071%            11.109%           3.821%              100%
----------------------------------------------------------------------





                                                   mainstayinvestments.com    89

MAINSTAY VP PORTFOLIOS

INFORMATION ABOUT THE PORTFOLIOS' MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM IS LISTED HERE.

EQUITY PORTFOLIO
MAINSTAY VP COMMON STOCK PORTFOLIO

INCOME PORTFOLIOS
MAINSTAY VP BOND PORTFOLIO
MAINSTAY VP CASH MANAGEMENT PORTFOLIO


MANAGER
NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISOR
MACKAY SHIELDS LLC*
NEW YORK, NEW YORK

DISTRIBUTOR
NYLIFE DISTRIBUTORS LLC
PARSIPPANY, NEW JERSEY


CUSTODIAN
STATE STREET BANK AND TRUST COMPANY
BOSTON, MASSACHUSETTS


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PRICEWATERHOUSECOOPERS LLP


LEGAL COUNSEL
DECHERT LLP


Some Portfolios may not be available in all products.
* An affiliate of New York Life Investment Management LLC.

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

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)


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
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

New York Life Investment Management LLC is the investment manager to the MainStay VP Series Fund, Inc.

www.mainstayfunds.com

(C) 2008 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectuses and the Statements of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not a part of the Semiannual Report




         (RECYCLE LOGO)                                             MSVP10-08/08
                                                                    14373(08/08)